1933 Act Registration No. 33-82054
1940 Act Registration No. 811-8660

        As filed with the Securities and Exchange Commission on April 26, 2002.

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 10        X

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 11        X

AAL VARIABLE ANNUITY ACCOUNT I
(Exact name of registrant as specified in charter)

Aid Association for Lutherans
(Name of Depositor)
625 FOURTH AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55415
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code: (920) 734-5721

WOODROW E. ENO, ESQ.
Senior Vice President, Secretary and General Counsel of
AID ASSOCIATION FOR LUTHERANS
625 FOURTH AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55415
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offerings: Continuous

It is proposed that this filing will become effective:

        _____ immediately upon filing pursuant to paragraph (b):

          X   on April 30, 2002 pursuant to paragraph (b)

        _____ 60 days after filing pursuant to paragraph (a)(1)

        _____ on (date) pursuant to paragraph (a)(1)

        _____ 75 days after filing pursuant to paragraph (a)(2)

        _____ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AAL VARIABLE ANNUITY ACCOUNT I

Prospectus

April 30, 2002

for the Individual Flexible Premium Deferred
Variable Annuity Certificates

On January 1, 2002, Lutheran Brotherhood (LB) merged with and into Aid Association for Lutherans (AAL). The merged organization will begin operating by a new name as soon as possible after the new name is approved by its members and appropriate regulators. In the meantime, the legal name of the organization is AAL, although it does business by the trade name Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). This prospectus describes the flexible premium deferred variable annuity insurance certificate offered by AAL/LB to persons who are eligible for AAL/LB membership. Membership is open to Lutherans and their families and to non-Lutherans who serve or are associated with Lutherans or Lutheran organizations.

The certificate allows you to accumulate money on a tax-deferred basis for retirement or other long-term purposes. There are two phases to the contract: the accumulation phase and the annuity phase. You can invest premiums only in the accumulation phase, however, you may take distributions in either the accumulation or annuity phase, subject to certain restrictions of the certificate.

Premiums under the certificate are flexible. The minimum initial premium is $600. If you choose to establish a premium billing schedule, your initial premium may be $100. Subsequent premiums may be more or less than the amount on the contribution notice as long as the payment is at least $50 per subaccount. There are certain circumstances in which you would not have to provide an initial premium to establish your certificate.

You may direct premiums to accumulate on a fixed basis, variable basis or a combination fixed and variable basis. If you direct premiums to accumulate on a fixed basis in the fixed account, those payments are mixed with our other general assets. Premiums allocated to the fixed account will accumulate at fixed rates of interest. We declare the interest rates monthly. Premiums accumulating on a variable basis will be allocated to one or more subaccounts (the subaccounts) of the AAL Variable Annuity Account I (the separate account). Each subaccount invests in a corresponding portfolio of the AAL Variable Product Series Fund, Inc. or the LB Series Fund, Inc. (the Funds). The Funds are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

The certificate’s accumulated value in the subaccounts will vary with the investment performance of the portfolios you select. The certificate is not considered a deposit or other obligation of any bank, credit union or any affiliated entity. Neither the Federal Deposit Insurance Corporation (FDIC) nor any other agency insures or protects the certificate. You bear the investment risk of amounts invested in the separate account.

This prospectus sets forth the information about the separate account and the certificate you should know before you purchase a certificate. More information about AAL/LB, the separate account and the certificate is available in the Statement of Additional Information (SAI). The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. A copy of the SAI may also be obtained without charge by calling (800) 225-5225, or by writing AAL/LB at its principal office at 625 Fourth Avenue South, Minneapolis, MN 55415. A Table of Contents for the SAI appears at the end of this prospectus.

Prospectuses for the AAL Variable Product Series Fund, Inc. and the LB Series Fund, Inc. accompany this prospectus. Please read all of the prospectuses carefully and keep them for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

Table of Contents

                                                                                                                       Page

Definitions                                                                                                              2
Summary                                                                                                                  4
Fee and Expense Tables                                                                                                   6

Performance Information                                                                                                 11
AAL/LB, the Accounts and the Funds                                                                                      12
The Certificate                                                                                                         16
       Application and Purchase                                                                                         16
       Crediting and Allocating Your Premium Payments                                                                   16
       Free Look Period                                                                                                 17
       Member Convenience Account                                                                                       17
       Owners, Payees and Annuitants                                                                                    17
       Adult and Juvenile Certificates                                                                                  17
       Beneficiaries                                                                                                    18
       Assignments of Ownership                                                                                         18
       Successor Owners                                                                                                 18
       Certificates Issued in Connection with Qualified Plans                                                           19

Accumulation Phase                                                                                                      20
       Certificate Valuation                                                                                            20
       Dollar Cost Averaging Plan                                                                                       21
       Transfers among Subaccounts and/or the Fixed Account                                                             21
       Automatic Asset Rebalancing Program                                                                              21
       Telephone Transactions                                                                                           22
       Surrenders and Withdrawals Before the Annuity Commencement Date                                                  22
       Automatic Payout Option                                                                                          23
       Death of the Owner and/or Annuitant before the Annuity Commencement Date                                         23

Annuity Phase                                                                                                           25
       Withdrawals and Surrenders during the Annuity Phase                                                              25
       Death of Payee after the Annuity Commencement Date                                                               26

Certificate Fees and Charges                                                                                            27
General Information about the Certificates                                                                              29
Federal Tax Matters                                                                                                     31
Other Information                                                                                                       36
Condensed Financial Information                                                                                         37

Definitions

AAL: Aid Association for Lutherans, a fraternal benefit society owned by and operated for its members.

AAL/LB, we, us, our: The merged organization of Aid Association for Lutherans/Lutheran Brotherhood.

AAL/LB representative: A registered representative who is licensed to sell AAL/LB products.

AAL CMC: AAL Capital Management Corporation.

AAL Fund: AAL Variable Product Series Fund, Inc.

accumulated value: The total of the amounts in a certificate's subaccounts and fixed account at any time prior to the annuity commencement date.

accumulation phase: The period during which premiums can be invested in the certificate. This phase stops at the earlier of the death of the annuitant or the annuity commencement date.

accumulation unit: A measure used to calculate the accumulated value for the certificate in each subaccount prior to the annuity commencement date.

accumulation unit value: The value of an accumulation unit of a subaccount for a given valuation period.

annuitant: The person on whose life or life expectancy the certificate is based. We cannot change the annuitant except in instances as described in Death of an Owner.

annuity commencement date: The date on which the annuity proceeds are applied to an annuity payment option for the benefit of the payee. This is also known as the maturity date.

annuity payment: One of a series of payments after the annuity commencement date made under the annuity payment option.

annuity payment option: One of several types of methods of receiving payments after your annuity commencement date.

annuity phase: The period of the contract after the annuity commencement date when annuity payments are made.

annuity proceeds: The cash surrender value on the annuity commencement date.

beneficiary: The person who you have chosen to receive the death proceeds upon the annuitant's death.

cash surrender value: Accumulated value less any applicable charges or deductions.

certificate: The contract between you and us providing the individual flexible premium deferred variable annuity.

certificate anniversary: The same date in each year as the issue date.

certificate year: A period beginning on a certificate anniversary and ending on the day immediately preceding the next certificate anniversary.

Code: The Internal Revenue Code of 1986, as amended.

commuted value: The present value of any remaining future payments for the rest of the guaranteed payment period. In calculating the commuted value, we will use an interest rate that is 0.25% higher than the rate used to determine the annuity payments.

death proceeds: The amount payable from your certificate to your beneficiary in the event of the annuitant's death.

excess amount: An amount in excess of the amount that may be withdrawn or surrendered without a withdrawal or surrender charge.

fixed account: Part of the general account of AAL/LB which includes all of AAL/LB's assets other than those in any separate account of AAL/LB.

free look period: The period of time during which you may cancel the certificate without penalty.

Funds: AAL Variable Product Series Fund, Inc. and LB Series Fund, Inc., together.

good order: Any request that is made upon the appropriate, fully completed and executed AAL/LB form.

good order date: The later of the date we receive proof of death or the date on which we receive a written request at our service center in good order from the beneficiary as to the method of payment.

home office: Our principal executive office located at 625 Fourth Avenue South, Minneapolis, MN, 55415. The toll-free number is (800) 225-5225.

issue date: The effective date of the certificate, generally the date on which you sign the application.

LB: Lutheran Brotherhood

LB Fund: LB Series Fund, Inc.

member: Generally, Lutherans and their families and persons serving or associated with Lutherans or Lutheran organizations and their families. You apply for membership by completing a membership application at the time you complete an application for the Individual Flexible Premium Deferred Variable Annuity or other AAL/LB insurance product. Associate members and youth members do not have to buy an insurance product but the other requirements apply.

minimum death proceeds value: The highest accumulated value of the certificate at issue or on any certificate anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

net asset value: Each portfolio's share's value at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) for any valuation date.

owner, you, your, yours: The person or entity who owns the certificate.

payee: The person you designate to receive payment of annuity proceeds under an annuity payment option.

portfolio: One of a series of the Fund currently available for investment through a corresponding subaccount of the separate account.

proof of death: A certified copy of the death certificate or a certified decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to AAL/LB.

premium: Any new payment you invest in the certificate.

qualified plan: A retirement plan that receives favorable tax treatment under Section 401, 403(a), 403(b), 408 or 408A of the Code.

SAI: Statement of Additional Information.

SEC: Securities and Exchange Commission.

separate account: AAL Variable Annuity Account I, which is separate from AAL/LB's general account.

service center: The AAL/LB Annuity Customer Interaction Center located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is (800) 225-5225.

subaccount: A division of the separate account that invests exclusively in shares of a single portfolio of the Fund.

valuation date: Any date we are open for business and the New York Stock Exchange is open for regular trading.

valuation period: The period of time from the end of one valuation date to the end of the next valuation date.

written request: A request or notice signed by the owner, received in good order by AAL/LB at its service center and satisfactory in form and content to AAL/LB.

Summary

This summary gives you a brief overview of the more significant aspects of the certificate. Please refer to the remainder of this prospectus for more detailed information. The certificate along with any riders or endorsements constitutes the entire agreement between you and us. Please retain them as part of your permanent records.

The Certificate

The certificate is an individual flexible premium deferred variable annuity that allows you to save for retirement or some other long-term goal. You may choose to use the certificate as an individual nonqualified plan or as a retirement plan that qualifies for special federal tax treatment. Some of the types of qualified plans that can be funded with the certificate include: Traditional Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA, pension or profit sharing plan or a tax-sheltered annuity (TSA). Tax favored arrangements, including qualified plans, should carefully consider the costs and benefits of the certificates (including annuity payment options) before purchasing the certificate, since the tax arrangement itself provides for tax-sheltered growth.

Purchase of the Certificate and Subsequent Premiums

You may purchase the certificate for a minimum initial premium of $600. However, you may purchase the certificate for $100 if you choose a premium billing of at least $50 per subaccount. The certificate is flexible, you may invest more or less than your billed premium amount as long as it is at least $50 per subaccount. There are certain circumstances in which you would not have to provide an initial premium, such as the establishment of a tax sheltered annuity. For certificates that are not billed, a payment may be made at any time. If no premium has been received at our service center for the past 36 consecutive months and the accumulated value of the certificate is below $600, AAL/LB will terminate the certificate and pay you the accumulated value, less any applicable charges. We will send you a notice at least 30 days before termination.

The certificate may not be available for purchase in all states.

Investment Options

You may make payments that accumulate on a fixed or variable basis. You may allocate premiums among various subaccounts and/or to the fixed account. The accumulated value of your subaccounts will increase or decrease depending on the investment performance of the underlying portfolio. You bear all of the investment risk as to the value of the subaccounts. We bear the risk as to the value of the fixed account. Under the fixed account option, we pay an effective annual interest rate of at least 3 1/2%. You bear the risk that we do not pay a higher interest rate.

The certificate offers a choice of several variable investment options. Each variable investment option or subaccount invests in a corresponding portfolio of a Fund. The portfolios of the respective Funds include the following:

-------------------------------------------------------------------------------------
 AAL Variable Product Series Fund, Inc.                LB Series Fund, Inc.
-------------------------------------------------------------------------------------
o AAL Technology Stock Portfolio                   o Opportunity Growth Portfolio
o AAL Aggressive Growth Portfolio                  o FTI Small Cap Growth
                                                     Portfolio
o AAL Small Cap Stock Portfolio                    o MFS Mid Cap Growth
                                                     Portfolio
o AAL Small Cap Index Portfolio                    o Mid Cap Growth Portfolio
o AAL Mid Cap Stock Portfolio                      o FI All Cap Portfolio
o AAL Mid Cap Index Portfolio                      o Growth Portfolio
o AAL International Portfolio                      o MFS Investors Growth
                                                     Portfolio
o AAL Capital Growth Portfolio                     o TRP Growth Stock Portfolio
o AAL Large Company Index Portfolio                o High Yield Portfolio
o AAL Equity Income Portfolio                      o Income Portfolio
o AAL Balanced Portfolio                           o Limited Maturity Bond
                                                     Portfolio
o AAL High Yield Bond Portfolio
o AAL Bond Index Portfolio
o AAL Money Market Portfolio
-------------------------------------------------------------------------------------

All investment options may not be available in all states. You may only invest in 15 subaccounts at one time.

Charges and Deductions

If total premiums, less any withdrawals, are less than $1,500, there is an annual certificate maintenance charge of $25 to reimburse us for general administrative expenses. We also may impose a withdrawal charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your certificate if it has not been in force for more than seven years. However, you may make free withdrawals of up to 10% of the accumulated value of your certificate during a certificate year without incurring this withdrawal charge. We may also waive withdrawal charges in certain circumstances. Under certain circumstances we may charge a fee for transfers between subaccounts.

If you invest in the separate account option, you will incur a mortality and expense risk charge computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the separate account. In addition, a daily charge based on a percentage of each portfolio’s average daily net asset value is payable by each portfolio to its investment adviser.

For information concerning compensation paid for the sale of the certificates, see “Other Information - Distribution Arrangements.”

Free Look Period

You may cancel your certificate within 10 days starting on the day you receive it. This 10-day period is called the “free look” period. Some states require that we provide a longer free look period. In some states we restrict the initial premium allocation to the Money Market Subaccount during the free look period. For more information concerning our procedures, see Free Look Period.

Withdrawals and Surrenders

You may take a withdrawal from or surrender the certificate before the annuity commencement date and while the annuitant is alive. Such distributions may be subject to certain withdrawal charges as described above. Some qualified plans restrict the availability of the certificate’s value to the plan participant. If you take a withdrawal from or surrender the certificate before attaining age 59½, you may be subject to a 10% premature distribution penalty in addition to ordinary income tax.

Transfers

You may transfer all or a part of your certificate’s value among the subaccounts or the fixed account subject to certain limitations. You may make 12 free transfers between one or more subaccounts in each certificate year. Following the 12th transfer, each transfer will result in a $10 charge. We will not transfer any amount less than $50 into any single subaccount.

Annuity Payments

We determine the annuity commencement date based on the annuitant’s age at the time we issue the certificate. You may elect to change this date subject to state restrictions. At the time of your annuity commencement date, you must begin receiving annuity payments if the distributions are from a qualified plan. We offer five different annuity payment options, four of which provide annuity payments on a fixed basis.

Federal Tax Treatment

Generally, there should be no federal income tax payable on increases in accumulated value until there is a distribution. Distributions and annuity payments may be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59½. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

  If received under a payment option, they are taxed in the same manner as annuity payments.
  If distributed in a lump sum, they are taxed in the same manner as a full surrender.

Replacements

It may not be advantageous to replace your existing annuity, life insurance, or mutual fund with the certificate. Generally, it is not advisable to purchase a certificate as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the certificate is better for you. You may have to pay a surrender charge on your existing contract, and the certificate described in this prospectus will impose a new surrender charge period. If you are considering replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing the certificate described in this prospectus. You should talk to your tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender.

Fee and Expense Tables

The following expense tables describe all of the expenses that you may incur as a certificate owner. These tables are intended to help you in understanding the various costs and expenses under the certificate. The certificate is not currently subject to state premium taxes. No sales charge (load) is paid upon the purchase of the certificate. However, we may impose a charge if any portion (over 10% in any one certificate year) of the certificate is withdrawn before the certificate has been in force for seven years. The tables reflect all expenses for both the separate account and the underlying Funds. For a complete discussion of certificate costs and expenses see Certificate Fees and Charges. For more information regarding the expenses of the Funds, see the attached applicable Fund prospectus.

                   Certificate Owner Transaction Expenses:/1/

                              Deferred Sales Charge
(as a percentage of the excess amount withdrawn or surrendered, see Certificate Fees and Charges)
-----------------------------------------------------------
        Certificate                  Withdrawal
            Year                       Charge
-----------------------------------------------------------
              1                          7%
              2                          6
              3                          5
              4                          4
              5                          3
              6                          2
              7                          1
              8+                         0
-----------------------------------------------------------

Sales Charge on Premiums                               NONE
Transfer Fee                                       $10/2/

Annual Certificate Fees: (applies to certificates with less than $1,500 in net premiums)
      Certificate Maintenance Charge                                                            $25/3/

Separate Account Annual Expenses: (as a percentage of average accumulated value)
      Mortality and Expense Risk Charges                                                         1.25%
      Administrative Charge                                                                       NONE
      Total Separate Account Annual Expenses                                                    1.25%

                                        AAL Variable Product Series Fund, Inc. Annual Expenses
                                      (as a percentage of average net assets of each portfolio):
---------------------------------------------------------------------------------------------------------------------------------------
                                                                       Other Expenses                     Total Annual Fund
                                            Investment                  (After Expense                 Expenses (After Expense
   Portfolio                              Advisory Fees                Reimbursement)                    Reimbursement)/4/
---------------------------------------------------------------------------------------------------------------------------------------
AAL Technology Stock                          0.75%                         0.00%                               0.75%
AAL Aggressive Growth                         0.80                          0.00                                0.80
AAL Small Cap Stock                           0.70                          0.00                                0.70
AAL Small Cap Index                           0.35                          0.05                                0.40
AAL Mid Cap Stock                             0.70                          0.00                                0.70
AAL Mid Cap Index                             0.35                          0.00                                0.35
AAL International                             0.80                          0.00                                0.80
AAL Capital Growth                            0.65                          0.00                                0.65
AAL Large Company Index                       0.31                          0.04                                0.35
AAL Equity Income                             0.45                          0.00                                0.45
AAL Balanced                                  0.32                          0.03                                0.35
AAL High Yield Bond                           0.40                          0.00                                0.40
AAL Bond Index                                0.35                          0.00                                0.35
AAL Money Market                              0.35                          0.00                                0.35

                                                 LB Series Fund, Inc. Annual Expenses
                                       (as a percentage of average net assets of each portfolio)
---------------------------------------------------------------------------------------------------------------------------------------
                                                                        Other Expenses                    Total Annual Fund
                                            Investment                  (After Expense                 Expenses (After Expense
Portfolio                                 Advisory Fees                Reimbursement)                     Reimbursement)/4/
---------------------------------------------------------------------------------------------------------------------------------------
Opportunity Growth Portfolio                   .40%                         0%                                   .40%
FTI Small Cap Growth Portfolio                1.00%                         0%                                  1.00%
MFS Mid Cap Growth Portfolio                   .90%                         0%                                   .90%
Mid Cap Growth Portfolio                       .40%                         0%                                   .90%
FI All Cap Portfolio                           .95%                         0%                                   .95%
Growth Portfolio                               .40%                         0%                                   .40%
MFS Investors Growth Portfolio                 .80%                         0%                                   .80%
TRP Growth Stock Portfolio                     .80%                         0%                                   .80%
High Yield Portfolio                           .40%                         0%                                   .40%
Income Portfolio                               .40%                         0%                                   .40%
Limited Maturity Bond Portfolio                .40%                         0%                                   .40%
---------------------------------------------------------------------------------------------------------------------------------------

Notes to Fee and Expense Tables:

/1/ You can withdraw up to 10% of the accumulated value of the certificate without a withdrawal charge each certificate year. Note that some retirement plans may restrict your access to accumulated values. See Certificate Fees and Charges for more information.

/2/ You may make 12 free transfers between one or more subaccounts in each certificate year. Following the 12th transfer, each transfer will result in a $10 charge. See Transfers among Subaccounts and/or the Fixed Account in this prospectus for more information on this charge and the restrictions on transfers from the fixed account.

/3/ If your net premiums in the certificate exceed $1,500, we will waive the certificate maintenance charge. Net premiums are the sum of all premiums less withdrawals.

/4/ The adviser, AAL, has agreed to pay on behalf of the Fund or to reimburse the Fund for all expenses in excess of 0.35% for the
    AAL Bond Index and Money Market Portfolios, 0.80% for the International Stock Portfolio and 0.40% for the High Yield Bond
    Portfolio. The adviser also reimburses all expenses in excess of the management fees for the AAL Technology Stock, Aggressive
    Growth, Small Cap Stock, Mid Cap Stock, Mid Cap Index, Capital Growth and Equity Income Portfolios. AAL can reduce or terminate this voluntary reimbursement upon 30 days' written notice to the Fund. Absent the expense reimbursement, the total portfolio expenses for the period ended December 31, 2001 would have been:

                                       Other                      Total Annual
     Portfolio                        Expenses                    Fund Expenses
---------------------------------------------------------------------------------------------------
AAL Technology Stock                    1.01%                         1.76%
AAL Aggressive Growth                   0.93                          1.73
AAL Small Cap Stock                     0.65                          1.35
AAL Mid Cap Stock                       0.75                          1.45
AAL Mid Cap Index                       0.78                          1.13
AAL International                       0.28                          1.08
AAL Capital Growth                      0.39                          1.04
AAL Equity Income                       0.72                          1.17
AAL High Yield Bond                     0.25                          0.65
AAL Bond Index                          0.14                          0.49
AAL Money Market                        0.16                          0.51
---------------------------------------------------------------------------------------------------

5. The amount shown for LB Fund annual expenses does not reflect a deduction for operating expenses of the LB Fund, other than the investment advisory fee, since our affiliate, Lutheran Brotherhood Variable Insurance Products Company (LBVIP), has agreed to reimburse the LB Fund for these operating expenses. For the fiscal year ending December 31, 2001, the Fund reimbursed approximately $4,026,766 for such operating expenses which would have represented approximately 0.05% of the average daily net assets of each of the portfolios in the LB Fund without the reimbursement. The expense reimbursement agreement could be terminated at any time by the mutual agreement of the LB Fund, AAL/LB and LBVIP, but the LB Fund, AAL/LB and LBVIP currently contemplate that the expense reimbursement agreement will continue so long as the LB Fund remains in existence. If the expense reimbursement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the LB Fund held by the subaccounts of the separate account. Operating expenses for the new portfolios (FTI Small Cap Growth,
   MFS Mid Cap Growth, FI All Cap, MFS Investors Growth and TRP Growth Stock Portfolios) are expressed as a percentage of average daily net assets based on management's estimate of expenses for the current fiscal year. These portfolios began operations on
   November 30, 2001.

Examples

The following examples illustrate the expenses that you would incur on a $1,000 investment and a 5% return on assets. The examples reflect reimbursements of fund expenses for all portfolios except the AAL Small Cap Index, Large Company Index and Balanced
Portfolios. These reimbursements are anticipated to continue through 2002, but may be terminated at any time.

A) If you surrender or annuitize your certificate using Option 1, 2 or 3 at the end of the periods shown:

     Portfolio                                    1 Year            3 Years          5 Years          10 Years
---------------------------------------------------------------------------------------------------------------------------------------
     AAL Technology Stock                            $87             $117              $148              $251
     AAL Aggressive Growth                            87              118               150               256
     AAL Small Cap Stock                              86              115               145               245
     AAL Small Cap Index                              83              107               130               213
     AAL Mid Cap Stock                                86              115               145               245
     AAL Mid Cap Index                                83              105               127               208
     AAL International                                87              118               150               256
     AAL Capital Growth                               86              114               143               240
     AAL Large Company Index                          83              105               127               208
     AAL Equity Income                                84              108               132               219
     AAL Balanced                                     83              105               127               208
     AAL High Yield Bond                              83              107              130                213
     AAL Bond Index                                   83              105               127               208
     AAL Money Market                                 83              105               127               208
     Opportunity Growth                               83              107               130               213
     FTI Small Cap Growth                             89              124               160               277
     MFS Mid Cap Growth                               88              121               155               268
     Mid Cap Growth                                   83              107               130               213
     FI All Cap                                       89              123               158               271
     Growth                                           83              107               130               213
     MFS Investors Growth                             87              118               150               256
     TRP Growth Stock                                 87              118               150               256
     High Yield                                       83              107               130               213
     Income                                           83              107               130               213
     Limited Maturity Bond                            83              107               130               213
---------------------------------------------------------------------------------------------------------------------------------------

B) If you do not surrender or annuitize your certificate at the end of the periods shown:

     Portfolio                                    1 Year            3 Years          5 Years          10 Years
---------------------------------------------------------------------------------------------------------------------------------------
     AAL Technology Stock                            $22              $68              $117              $251
     AAL Aggressive Growth                            23               70               119               256
     AAL Small Cap Stock                              22               67               114               245
     AAL Small Cap Index                              18               57                98               213
     AAL Mid Cap Stock                                22               67               114               245
     AAL Mid Cap Index                                18               56                96               208
     AAL International                                23               70               119               256
     AAL Capital Growth                               21               65               112               240
     AAL Large Company Index                          18               56                96               208
     AAL Equity Income                                19               59               101               219
     AAL Balanced                                     18               56                96               208
     AAL High Yield Bond                              18               57                98               213
     AAL Bond Index                                   18               56                96               208
     AAL Money Market                                 18               56                96               208
     Opportunity Growth                               18               57                98               213
     FTI Small Cap Growth                             25               76               130               277
     MFS Mid Cap Growth                               24               73               124               268
     Mid Cap Growth                                   18               57                98               213
     FI All Cap                                       24               74               127               271
     Growth                                           18               57                98               213
     MFS Investors Growth                             23               70               119               256
     TRP Growth Stock                                 23               70               119               256
     High Yield                                       18               57                98               213
     Income                                           18               57                98               213
     Limited Maturity Bond                            18               57                98               213
---------------------------------------------------------------------------------------------------------------------------------------

C) If you annuitize your certificate using Options 4 or 5 (see pages 27-28) at the end of the periods shown:

     Portfolio                                    1 Year            3 Years          5 Years          10 Years
---------------------------------------------------------------------------------------------------------------------------------------
     AAL Technology Stock                            $87              $68              $117              $251
     AAL Aggressive Growth                            87               70               119               256
     AAL Small Cap Stock                              86               67               114               245
     AAL Small Cap Index                              83               57                98               213
     AAL Mid Cap Stock                                86               67               114               245
     AAL Mid Cap Index                                83               56                96               208
     AAL International                                87               70               119               256
     AAL Capital Growth                               86               65               112               240
     AAL Large Company Index                          83               56                96               208
     AAL Equity Income                                84               59               101               219
     AAL Balanced                                     83               56                96               208
     AAL High Yield Bond                              83               57                98               213
     AAL Bond Index                                   83               56                96               208
     AAL Money Market                                 83               56                96               208
     Opportunity Growth                               83               57                98               213
     FTI Small Cap Growth                             89               76               130               277
     MFS Mid Cap Growth                               88               73               124               268
     Mid Cap Growth                                   83               57                98               213
     FI All Cap                                       89               74               127               271
     Growth                                           83               57                98               213
     MFS Investors Growth                             87               70               119               256
     TRP Growth Stock                                 87               70               119               256
     High Yield                                       83               57                98               213
     Income                                           83               57                98               213
     Limited Maturity Bond                            83               57                98               213
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Note: These examples should not be considered a representation of past or future expenses for the separate account or for any portfolio. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

Condensed financial information containing the accumulated unit value history appears at the end of this prospectus.

Performance Information

From time to time, the separate account may include in advertisements and other sales materials several types of performance information for the subaccounts. This information may include “average annual total return.” The Bond Index Subaccount, Balanced Subaccount, High Yield Bond Subaccount, High Yield Subaccount, Income Subaccount and Limited Maturity Bond Subaccount may also advertise “yield.” The Money Market Subaccount may advertise “yield” and “effective yield.” Advertised yields and total returns include all charges and expenses attributable to the certificate. Therefore, a portfolio’s performance will not be directly comparable to that of a mutual fund or an unmanaged index used as a benchmark.

The performance information that we may present is not an estimate or guarantee of future investment performance and does not represent the actual investment experience of amounts invested by a particular owner. Additional information concerning a subaccount’s performance appears in the SAI.

Total Return and Yield Quotations. Average annual total return figures measure the net income of a subaccount and any realized or unrealized gains or losses of the underlying investments in the subaccount, over the period stated.

Yield is a measure of the net dividend and interest income earned over a specific 30-day period (seven-day period for the Money Market Subaccount), expressed as a percentage of the value of the subaccount’s accumulation units. Yield is an annualized figure, which means that we assume that the subaccount generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Subaccount similarly, but include the increase due to assumed compounding. The Money Market Subaccount’s effective yield will be slightly higher than its yield due to this compounding effect.

Expense and performance information for the portfolios may be compared in advertising, sales literature and other communications to that of other variable products tracked by Lipper Analytical Services, Inc. (Lipper), Variable Annuity Research Data Service (VARDS), Morningstar, Inc. (Morningstar) and other services. In addition, we may compare the performance of the portfolios to the S&P MidCap 400 Index, S&P 500 Index, the S&P SmallCap 600 Index, the Wilshire Small Cap Index, the Lehman Aggregate Bond Index, the Dow Jones Industrial Average, Merrill Lynch High Yield Master Index and other widely recognized indices. Unmanaged indices assume the reinvestment of dividends, if any, but do not reflect any deduction for fund expenses. We periodically report performance ratings in financial publications such as Forbes, Barron’s, Fortune, Money Magazine, Business Week, Financial Planning, The New York Times and The Wall Street Journal.

We may also report other information concerning the effect of tax-deferred compounding on a subaccount’s returns, which may be illustrated by tables, graphs or charts. All income and capital gains derived from subaccount investments are reinvested and lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

See the Fund prospectus and SAI for a more complete description of the methods used to calculate a portfolio's yield and total return.

AAL/LB, the Accounts and the Funds

AAL/LB

AAL/LB is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. On January 1, 2002, Aid Association and Lutheran Brotherhood merged creating the largest fraternal benefit society in the United States. The merged organization provides high quality insurance coverage, financial products and services and fraternal benefits to help enhance the lives of our members. The merged organization operates under the Articles of Incorporation and Bylaws of AAL. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans, subject to AAL/LB’s membership eligibility rules. AAL/LB members are joined together for insurance, education and volunteer opportunities.

The Separate Account

We established the AAL Variable Annuity Account I (separate account) as a separate account under the laws of the State of Wisconsin on February 10, 1994. The separate account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (1940 Act). The separate account meets the definition of a separate account under federal securities laws. The SEC does not supervise the management or investment practices or policies of the separate account. The separate account is subject to the laws of your state to the extent that AAL/LB is subject to those laws.

The separate account is divided into subaccounts. Your premium flows through the certificate to either the separate account or the fixed account according to your instructions. From the separate account, the premiums flow to the subaccounts in the amounts or percentages that you allocate. In turn, the subaccounts invest in shares of one of the corresponding portfolios of a Fund. The portfolios and their investment objectives are described below. We make no assurance that the portfolios will meet their investment objectives.

You bear all the investment risk for premiums allocated to the subaccounts. The accumulated value will vary with the performance of the subaccounts.

We may substitute a different investment option for any of the current portfolios of either of the Funds. The substituted investment option may have different fees and expenses. However, before any such substitution, we would need the approval of the SEC and applicable state insurance departments. We will notify you of any substitutions. We may make substitutions, open new subaccounts, or close subaccounts with regard to any one or more of the following as of any specified date: existing accumulated value, future premiums, existing owners, and/or future owners.

Under Wisconsin law, the assets of the separate account that are equal to the reserves and other contract liabilities of the separate account are not chargeable with liabilities arising out of any other business we may conduct. We will maintain an amount of assets in the separate account that always has a value equal to or in excess of the amount of accumulated values allocated to the separate account under the certificates. Income gains and losses, whether or not realized, are, in accordance with the certificates, credited to or charged against the separate account without regard to our other income, gains or losses. Obligations arising under the certificates are our obligations.

The Fixed Account

Amounts allocated to the fixed account under the certificate are part of our general account, which support annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the 1940 Act. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

You have no voting rights with respect to fixed account values.

The Funds

You may allocate premiums or transfer accumulated values to one or more of the subaccounts. The subaccounts, in turn, invest in shares of a corresponding portfolio of either the AAL Fund or the LB Fund. The AAL Fund is a Maryland corporation registered with the SEC under the 1940 Act as a diversified, open-end investment company commonly known as a mutual fund. The LB Fund is a Minnesota corporation also registered with the SEC as a mutual fund. These registrations do not involve supervision by the SEC of the management or investment practices or policies of either Fund.

The Funds currently offer their shares to several separate accounts as well as retirement plans. We also purchase fund shares directly.

At this time, AAL/LB does not anticipate any disadvantages to owners arising from the sale of Funds’ shares to support variable life insurance certificates and variable annuity certificates, or from shares being sold to separate accounts of insurance companies that may be affiliated with AAL/LB. However, AAL/LB will monitor events in order to identify any material irreconcilable conflicts that may arise, and will determine what action, if any, it should take in response to any of these conflicts.

In addition, if AAL/LB believes that the Funds' response to any of these conflicts does not sufficiently protect owners, we will take appropriate action on our own.

Although the investment objectives and policies of certain portfolios may be similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, nevertheless, we do not represent or ensure that the investment results will be comparable to any other portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain funds available only through the certificate may have names similar to funds not available through the certificate. The performance of a fund not available through the certificate does not indicate performance of the similarly named fund available through the certificate.

AAL/LB serves as investment adviser to the both the AAL Fund and the LB Fund. AAL is registered as an investment adviser under the Investment Advisers Act of 1940. AAL Capital Management Corporation (AAL CMC) served as investment adviser from January 1, 2000 until December 31, 2001. As of January 1, 2002, AAL/LB became the Fund’s investment adviser. Oechsle International Advisors LLC is the sub-adviser to the International Stock Portfolio. Janus Capital Management, LLC serves as the sub-adviser to the AAL Aggressive Growth Portfolio. Pacific Investment Management Company (PIMCO) serves as sub-adviser to the AAL High Yield Bond Portfolio. Franklin Advisers, Inc. is the sub-adviser to the FTI Small Cap Growth Portfolio. Massachusetts Financial Services Company is the sub-adviser for the MFS Mid Cap Growth Portfolio and the MFS Investors Growth Portfolio. Fidelity Management & Research Company sub-advises the FI All Cap Portfolio. T. Rowe Price Associates, Inc. sub-advises the TRP Growth Stock Portfolio.

The separate account will purchase and redeem shares from the Funds at net asset value without any sales or redemption charge. We will redeem shares to the extent necessary to collect charges under the certificates, to make payments upon withdrawals or surrenders, to provide benefits under the certificates or to transfer assets from a subaccount to another subaccount and/or the fixed account as you request.

We automatically reinvest any dividends or capital gain distribution amounts that we receive on shares of the portfolios held under the certificates. We reinvest at the portfolio’s net asset value on the date payable. Dividends and capital gain distribution amounts will reduce the net asset value of each share of the corresponding portfolio and increase the number of shares outstanding of the portfolio by an equivalent value. However, these dividends and capital gain distribution amounts do not change your account value.

The chart below indicates the names of the portfolios in which the subaccounts invest as well as the investment objectives, for each portfolio.

 AAL Variable Product Series Fund, Inc.

   Portfolio                                         Investment Objectives
---------------------------------------------------------------------------------------------------------------------------------------
   AAL Technology Stock Portfolio                   Seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.
   AAL Aggressive Growth Portfolio                   Seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.
   AAL Small Cap Stock Portfolio                     Seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.
   AAL Small Cap Index Portfolio                     Strives for capital growth that approximates the performance of the S&P
                                                     SmallCap 600 Index, by investing primarily in common stocks of the Index.
   AAL Mid Cap Stock Portfolio                       Seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.
   AAL Mid Cap Index Portfolio                       Seeks total returns that track the performance of the S&P MidCap 400 Index by investing in common stocks comprising the Index.
   AAL International Portfolio                       Strives for long-term capital growth by investing primarily in foreign stocks.
   AAL Capital Growth Portfolio                      Seeks long-term capital growth by investing primarily in a diversified portfolio of stocks and securities convertible into common stocks.
   AAL Large Company Index Portfolio                 Strives for investment results that approximate the performance of the S&P 500*
                                                     index by investing primarily in common stocks of the Index.
   AAL Equity Income Portfolio                       Seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.
   AAL Balanced Portfolio                            Seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Company Index, Bond Index and Money Market Portfolios.
   AAL High Yield Bond Portfolio                     Strives for high current income and secondarily capital growth by investing primarily in high risk, high yield bonds commonly referred to as "junk bonds."
   AAL Bond Index Portfolio                          Strives for investment results similar to the total return of the Lehman
                                                     Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.
   AAL Money Market Portfolio                        Strives for maximum current income while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in high-quality, short-term money market instruments.
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*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500(R)" is a trademark of The
McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by
Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

LB Series Fund, Inc.
   Portfolio                                         Investment Objectives
---------------------------------------------------------------------------------------------------------------------------------------
Opportunity Growth Portfolio                         To achieve long-term growth of capital by investing primarily in a diversified portfolio of smaller capitalization common stocks.
FTI Small Cap Growth Portfolio                       To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.
MFS Mid Cap Growth Portfolio                         To achieve long-term growth of capital by investing primarily in a non-diversified portfolio of common stocks of companies with medium market capitalizations.
Mid Cap Growth Portfolio                             To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.
FI All Cap Portfolio                                 To seek long-term growth of capital.
---------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                     To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------------
MFS Investors Growth Portfolio                       To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.
TRP Growth Stock Portfolio                           To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.
High Yield Portfolio                                 To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds").
Income Portfolio                                     To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.
Limited Maturity Bond Portfolio                      To seek a high level of current income consistent with stability of principal.
---------------------------------------------------------------------------------------------------------------------------------------

 Before selecting any subaccount, you should carefully read the accompanying prospectuses for the Funds. You should periodically consider your allocation among the subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectuses provide more complete information about the portfolios of the Funds in which the subaccounts invest, including investment objectives and policies, risks, charges and expenses.
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The Certificate

Application and Purchase

The certificate is an individual flexible premium deferred variable annuity. It provides a vehicle to save for retirement or some other long-term goal on a tax-deferred basis. We offer the certificate to members, people who are eligible for membership and employees of AAL/LB (including employees of our subsidiaries and affiliates).

We may issue the certificate as:

  a nonqualified annuity;
  an annuity for a Savings Incentive Match Plan for Employees (SIMPLE-IRA);
  an annuity for a qualified Pension or Profit-Sharing plan;
  a Roth Individual Retirement Annuity (Roth IRA);
  a Traditional Individual Retirement Annuity (Traditional IRA);
  a Tax-Sheltered Annuity (TSA); or
  an annuity for a Simplified Employee Pension Plan (SEP-IRA);

We do not issue joint certificates (joint annuitants) or group certificates. However, we may issue a certificate with a single annuitant that is jointly owned.

You may apply for a certificate by completing and submitting a traditional paper application or an electronic application available through your AAL/LB representative. If you submit an electronic application, you will be asked to certify the accuracy and completeness of the information in your electronic application and sign an electronic signature pad. The data will then be transmitted electronically to us. We will attach a paper copy of the application to your certificate, if the certificate can be issued. The electronic application may not be available in your state.

You must give us or arrange to have sent to us a single premium payment of at least $600 along with your application. However, if you choose to receive contribution notices, the minimum initial premium we allow is $100. The minimum amount we will accept for subsequent premiums to any one subaccount is $50. Premium payments over $1,000,000 require our prior approval. If you choose to receive contribution notices, we will send them according to the amount, allocation and interval you choose. You can change the amount, allocation and interval at any time by submitting a request to our service center.

There are certain circumstances in which you would not have to provide an initial premium to establish your certificate. These circumstances include, but are not limited to, establishing your certificate through:

  a tax sheltered annuity (TSA),
  a Simplified Employee Pension Plan (SEP),
  a Savings Incentive Match Plan for Employees (SIMPLE),
  a qualified plan (Money Purchase or Profit Sharing Plan),
  a Member Convenience Account (MCA), and
  a Government Allotment.

If on your certificate anniversary, the accumulated value of your certificate is below $600 and you have made no premium payment for the past 36 consecutive months, we will terminate your certificate and pay you the accumulated value of the certificate less any applicable surrender charges. We will send you a notice at least 30 days before termination.

Certain provisions of the certificate may vary from state to state in order to conform with the law of the state in which you reside. This prospectus describes generally applicable provisions. You should refer to your certificate for any variations required by state law.

Crediting and Allocating Your Premium Payments

You may allocate your premiums to any subaccount of the separate account and/or the fixed account. Your allocation must be in whole percentages and total 100% of your premiums. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may not allocate less than $50 to either the subaccount(s) or the fixed account. We will allocate your initial premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order. You are limited to 15 active subaccounts.

If your application is in good order, we will allocate the premium to your chosen subaccount(s) and/or fixed account (or, in certain states, to the Money Market Subaccount as discussed below) within two days of receipt of the completed application and premium at our service center. If we determine that the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform you of the reason for the delay and that the initial premium will be returned immediately unless you specifically consent to our keeping the initial premium until the application is complete. If, after 15 days, the application still is not complete, we will return your premium and application to you.

You should send subsequent premiums to our service center. For subsequent premiums, we will allocate premiums among the subaccounts and/or the fixed account in the same proportion as your initial premium on the day we receive it, unless you indicate otherwise. For the separate account, we use the accumulation unit value computed at the end of that valuation period.

You may make regularly scheduled premiums through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. This can be done through our member convenience account and you may set it up at the time of your application. When you set this up, you may select the day of the month that you want the money withdrawn from your account. If the date you select falls on a date that is not a valuation date, such as a weekend or holiday, we will allocate the premium as of the closest preceding valuation date. See the section below on Member Convenience Account for more information.

You may change your allocation for future premiums at any time by submitting a request to our service center. Subsequent to your change request, we will allocate your premiums according to your most recent instructions. Once each day that we are open for business, we determine the net asset value (NAV) per share of the underlying portfolios at the close of regular trading on the New York Stock Exchange (NYSE), currently 4:00 p.m. Eastern Time. We also determine the accumulation unit value (AUV) of each subaccount at the end of each business day also at 4:00 p.m. Eastern Time. We do not determine the NAV or the AUV on holidays observed by the NYSE or on holidays observed by AAL/LB.

The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any accumulation units on any days that AAL/LB is not open for business.

Free Look Period

Generally, you may return your certificate for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your certificate to determine your free look period.

In order to return your certificate, you must deliver or mail the certificate along with a written request to your AAL/LB representative or to our service center. Upon cancellation, the certificate will be void as of the issue date and you will be entitled to receive an amount equal to the certificate’s accumulated value as of the date you notify us or the date we receive your cancellation request in our service center, whichever is earlier. You will generally receive your money within seven days after we receive your request for cancellation. However, if your certificate is an IRA and you decide to cancel it within seven days from the receipt of your IRA disclosure we will refund your premium less any payments made.

Certain states require a full refund of premiums paid if a certificate is returned during the free look period. In these situations we reserve the right to allocate all premiums to the Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the certificate by mail. After this period, we will allocate the accumulated value of your certificate to the subaccount(s) and/or fixed account according to your original instructions. In all such states, we will refund the greater of premiums paid or the accumulated value.

Member Convenience Account

We offer a plan that allows you to make premium payments to your certificate on a regularly scheduled basis by having money sent directly from your checking or savings account. You can allocate the amounts that should be applied to your subaccounts or fixed account. To set up the member convenience account (MCA) you can complete the applicable section on the application or subsequently on a the appropriate AAL/LB form.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of any distributions under the certificate while the annuitant is alive. The owner of the certificate is usually, but not necessarily, the annuitant. As owner, you can name beneficiaries, assign the certificate, transfer allocations between subaccounts and the fixed account and designate who receives any annuity payments or distributions under the certificate. You will receive all annuity payments during the annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the annuitant dies, the death proceeds in the certificate are payable to the named beneficiary. If there is no beneficiary, the death proceeds are payable to you as the owner. We use the annuitant’s life to determine the annuity commencement date of the certificate. In the case of a qualified pension or profit-sharing plan, the annuitant is the plan participant, and the owner is the retirement plan.

Under certain circumstances other entities, such as trusts, may purchase AAL/LB products but are not eligible for membership.

Adult and Juvenile Certificates

We issue adult certificates to applicants age 16 or older who become benefit members of AAL/LB. We issue juvenile certificates when the proposed annuitant is younger than age 16 but is otherwise eligible for benefit membership.

In the case of the adult certificate, the annuitant must be 16 years of age or older. Typically, the applicant of the certificate is the owner and annuitant of the certificate, unless ownership is transferred. While the annuitant is alive and before the annuity commencement date, the owner of the certificate may exercise every right and enjoy every benefit provided in the certificate. The person who applies for the certificate becomes a benefit member of AAL/LB upon our approval of the membership application. For the juvenile certificate, a juvenile is named as the annuitant and owner of the certificate. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the certificate. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile annuitant. These rights are described in the certificate. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the certificate.

Transfer of control to the juvenile annuitant will take place at the first certificate anniversary following the earlier of: the annuitant’s 21st birthday; or the annuitant’s 16th birthday after the adult controller transfers control to the annuitant in writing (or automatically at age 16 in New York), or the death of the adult controller after the annuitant’s 16th birthday.

If the person who has control of the certificate dies before the annuitant gains control, control will be vested in an eligible person according to AAL Bylaws. If AAL/LB determines that it is best for the annuitant, we may transfer control of the certificate to some other eligible person according to AAL Bylaws.

The juvenile annuitant will become a benefit member of AAL/LB on the first certificate anniversary on or following the juvenile's 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the certificate. If no beneficiary has been named or the beneficiary does not survive the annuitant, the death proceeds will be paid to you, if living, otherwise to your estate. AAL Bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

  equally to the beneficiaries in the first class. If none are living, then;
  equally to the beneficiaries in the second class. If none are living, then;
  equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the annuitant, we will consider the beneficiary to have died before the annuitant for purposes of paying the death proceeds.

You may change beneficiaries by sending a written request, in good order, to our service center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your written request at our service center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

Assignments of Ownership

You may absolutely assign your certificate by sending a written request, in good order, to our service center before the annuity commencement date. You may not absolutely assign a juvenile certificate or a certificate issued in connection with qualified plans. You may assign your certificate as collateral for a loan by sending a written request to our service center. You may not assign a certificate issued in connection with a qualified plan as collateral. You may not assign a certificate after the annuity commencement date. We will give you a special form to make these requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, in good order, or the date we receive it at our service center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your certificate, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. See Federal Tax Matters for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your certificate or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the certificate.

Successor Owners

If you are not the annuitant, you may designate a successor owner to receive the certificate in the event of your death. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our service center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our service center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Upon any owner’s death before the annuity commencement date, we are required to distribute the cash surrender value within five years. However, if the successor owner is a natural person (as opposed to an entity), the successor owner may elect to receive the cash surrender value in periodic payments over the successor owner’s life (or over a period not exceeding the successor owner’s life expectancy) as long as the payments begin within one year of your death. If your spouse is the successor owner, your spouse will automatically become the owner of the certificate and will not be required to take these distributions.

Certificates Issued in Connection with Qualified Plans

If the certificate is used in a qualified plan and the owner is the plan administrator, the plan administrator may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than AAL/LB.

Accumulation Phase

There are two phases in the certificate: the accumulation and annuity phases. The accumulation phase is the period prior to the annuity commencement date when you invest premiums in the separate and/or fixed account under the certificate. Premiums increase the accumulated value. In addition, the performance of the subaccounts underlying the separate account and/or the fixed account will affect the accumulated value as well. The certificate may increase or decrease in value depending on the performance of the separate account. Generally, any increase in the certificate’s value grows tax-deferred until you request a distribution. Any distributions you take from the certificate during the accumulation phase are taxable to the extent there is gain in the certificate. Accumulation phase distributions are taxed differently than annuity payments. For annuity payments (periodic payments from an annuity payment option during the annuity phase), any cost basis in the certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain.

Certificate Valuation

During the accumulation phase, we refer to your certificate’s value as the accumulated value. The accumulated value is the total of:

  the fixed account value; and
  the separate account value (the total of all your subacounts).

The accumulated value of your certificate is determined on each valuation date (each day that both AAL/LB and the NYSE are open for business).

Fixed Account Valuation
You may choose to deposit some or none of your money in the fixed account portion of the certificate. We will credit interest on the accumulated values within the fixed account at a declared rate of interest for 12 months from the time of deposit. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the accumulated value within the fixed account may not exceed 3.5% for any 12-month period.

Each month we declare the effective annual interest rate that applies to the fixed account. This new rate applies to new premiums or amounts newly transferred from a subaccount (new money) for the 12-month period beginning at the time of your deposit to the fixed account. After that period expires, a new rate will be declared for that deposit and will be effective for another 12 months. This process continues for each block of existing deposits at the end of each 12-month period.

The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any blocks of existing money in the fixed account. Interest on existing money may vary depending on when the new money was first deposited in the fixed account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the fixed account.

Separate Account Valuation
We calculate the value of each subaccount by multiplying the number of accumulation units attributable to that subaccount by the accumulation unit value for the subaccount. Any amounts allocated to a subaccount will be converted into accumulation units of the subaccount.

We credit accumulation units to your subaccount when you allocate premiums or transfer amounts to that particular subaccount. The number of accumulation units we credit is determined by dividing the premium or other amount credited to the subaccount by the accumulation unit value for that valuation date. Conversely, we reduce your accumulation units in a subaccount when you withdraw or transfer from that subaccount and by the certificate maintenance charge allocable to your certificate. The investment experience of the portfolio underlying each subaccount will cause the accumulation unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the portfolios underlying the corresponding subaccounts you choose. Because of all of the variables effecting a subaccount’s performance, the subaccount’s value cannot be predetermined.

In addition to your investment experience, any premiums you make or any surplus refund we credit will positively affect your accumulated value. If you make any withdrawals, your accumulated value will decrease by the amount of the withdrawals and any associated withdrawal charges.

When we established each subaccount, we set the accumulation unit value at $10 ($1 for the Money Market Subaccount). The accumulation unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying portfolio as well as the daily deduction of charges. We deduct charges on both the Fund level and the separate account level.

The accumulation unit value of a subaccount for any valuation period is equal to:

  the net asset value of the corresponding Fund portfolio attributable to the accumulation units at the end of the valuation period;
  plus the amount of any income or capital gain distribution made by the Fund portfolio during the valuation period;
  minus the dollar amount of the mortality and expense risk charge we deduct for each day in the valuation period;
  plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the subaccount; and
  divided by the total number of accumulation units outstanding at the end of the valuation period.

Dollar Cost Averaging Plan

You may make regular transfers of predetermined amounts by establishing a dollar cost averaging plan. Under the plan, you may authorize automatic transfers from your Money Market Subaccount to any or all of the other subaccounts. You may use dollar cost averaging until the amount in the Money Market Subaccount is completely transferred, or the amount remaining is less than the transfer amount you authorized. You may terminate the plan at any time by request. Dollar cost averaging may be suitable for you if you wish to make a substantial deposit in your certificate. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our service center. Transfers under dollar cost averaging are not subject to the charges applicable to transfers, described below.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Transfers among Subaccounts and/or the Fixed Account

Except for certain restrictions mentioned below, you may transfer your accumulated value among the subaccounts and the fixed account. Such transfers must take place during the accumulation phase. We will process requests for transfers that we receive at our service center, in good order, before 4:00 p.m. Eastern Time as of the close of business on that valuation date. We will process requests we receive after that time as of the close of business on the following valuation date.

To accomplish a transfer from a subaccount, we will redeem the accumulation units in that subaccount and reinvest that value in accumulation units of the other subaccounts and/or the fixed account as you specify. We will impose the following restrictions on transfers:

  You must transfer out at least $500 or, if less, the total value of the subaccount or fixed account from which you are making the transfer.
  You must transfer in a minimum amount of $50 to any subaccount or to the fixed account.

You may make twelve free transfers from one or more subaccounts in each certificate year. After that, we will charge you $10 for each subsequent transfer. We deduct the transfer charge from the total value of the subaccount from which the transfer was made. When you transfer from two or more subaccounts, we apply the $10 transfer charge among those subaccounts in proportion to the amounts you transfer.

You may make only one transfer from the fixed account in each certificate year. The transfer may not exceed the greater of $500 or 25% of the total value of the fixed account at the time of transfer. Transfers from the fixed account are not subject to a transfer charge and do not count toward your twelve free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in accumulation units of the subaccount or subaccounts you have selected. You are limited to 15 active subaccounts.

We did not design the certificate’s transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more certificate owners. In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities. You should read the Funds’ prospectuses for more details.

Automatic Asset Rebalancing Program

You may choose to automatically rebalance your certificate value periodically under the Automatic Asset Rebalancing Program. You can elect to participate in the program at the time of application or at a later time. Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select. Before you begin the program, you should determine your investment goals and risk tolerance. After you determine the appropriate allocations and percentages, we will begin allocating your premiums immediately and rebalance on the date you select.

To elect to participate in the program, we must receive a written request at our service center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. You can change your allocations at any time by telephone request (if you have elected this feature) or by written request. You can also stop or suspend the program by providing a written request to our service center.

Periodic rebalancing takes into account increases and decreases in certificate values in each subaccount due to performance, withdrawals, transfers and premiums.

Automatic Asset Rebalancing does not count toward the number of free transfers described previously.

The fixed account is excluded from this program. We reserve the right to change this program at any time.

Telephone Transactions

If we receive a signed Telephone Transaction Authorization, from the owner, at our service center (found on the certificate application and on the Variable Products Service Request Form), you may make withdrawals, transfers, premium allocation changes and certain other transactions pursuant to your telephone instructions (telephone request). However, we are not able to accept a telephone request for transfers among subaccounts from you if your certificate was delivered in the state of New York. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring identifying information, recording conversations and providing written confirmations of transactions. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request to our service center. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

The phone number for telephone transactions is (800) 225-5225. We reserve the right to suspend or limit telephone transactions.

We do not currently offer Internet transaction capability to certificate owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

Surrenders and Withdrawals Before the Annuity Commencement Date

You may surrender or withdraw from your accumulated value during the accumulation phase if the annuitant is alive. To take a withdrawal you make a request to our service center. If you make a telephone request for a withdrawal, we are required to withhold for federal income taxes (generally 10%). To completely surrender your certificate and receive your cash surrender value or for partial withdrawals, you must submit a signed AAL/LB surrender form to our service center. The surrender or withdrawal will not be processed until we receive your surrender request at our service center, in good order. You may obtain a form by contacting your AAL/LB representative or calling our service center at (800) 225-5225. We do not accept telephone requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a valuation date in order to process it on the same day.

We will generally pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. You will receive the accumulated value less any applicable withdrawal or surrender charge or any applicable certificate maintenance charge. Please see Charges and Deductions for more information. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

You may select the source of a withdrawal by specifically indicating the subaccount(s) or fixed account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You may not withdraw less than $25 at one time.

There are restrictions on withdrawals from 403(b) certificates (also known as Tax Sheltered Annuities). We may distribute amounts attributable to salary reduction contributions made in years beginning after December 31, 1988, earnings on those contributions and earnings in such years on amounts held as of the last year beginning before January 1, 1989:

  after you attain age 59 1/2; or
  after you resign or are terminated from your job; or
  if you die; or
  if you become disabled; or
  in certain cases of hardship (only premiums can be distriuted).

Certificates issued in connection with qualified plans under section 401 of the Code may also restrict certain distributions. See your plan document for more information.

If on your certificate anniversary, the accumulated value of your certificate is below $600 and you have paid no premium for the past 36 consecutive months, we will terminate your certificate and pay you the accumulated value of the certificate less any applicable withdrawal charges.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59½.

See Federal Tax Matters for more details.

Automatic Payout Option

The automatic payout option is a series of partial withdrawals from your certificate based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the certificate. This distribution plan is not considered annuitization nor are the payments considered annuity payments. You may only establish the automatic payout option during the accumulation phase. Distributions made as automatic payments under this option will be subject to withdrawal charges. See Certificate Fees and Charges. You can set up this distribution plan by contacting your AAL/LB representative. You should consult a tax adviser about the tax consequences of receiving automatic payouts.

Death of an Owner and/or Annuitant Before the Annuity Commencement Date

Upon the annuitant’s death (even if the annuitant is not an owner), we will pay the death proceeds to your beneficiary. If your spouse is the sole beneficiary and the certificate was not issued in connection with a qualified plan, your spouse may elect to continue the certificate as the new owner and annuitant.

If you are an owner, but not the annuitant, upon your death we will pay the cash surrender value (not the death proceeds) of the certificate to your successor owner. (However, for certificates delivered in New York, we will pay the accumulated value.) If your spouse is the successor owner, your spouse will automatically continue as the owner upon your death.

Upon the death of the first owner to die, we are required to distribute the death proceeds (or cash surrender value) to either your beneficiary or successor owner (as stated above):

  within five years of your death; or
  if your beneficiary or successor owner is a natural person (as opposed to an entity), he or she may select an annuity payment option. Payments must begin within one year of your death. The annuity payments in the selected annuity payment option must be made over a period that does not extend beyond the life or life expectancy of the beneficiary or successor owner, as applicable.

Your beneficiary's choices of payment options may be limited if you designate a mandatory form of distribution which does not allow your beneficiary to change it.

Before we can process any death proceeds, we must receive at our service center:

  proof that the annuitant or owner died before the annuity commencement date;
  a completed claim form; and
  any other information that we reasonably require to process the claim.

We calculate the death proceeds on the later of the date we receive proof of death or the date on which we receive a written request at our service center, in good order, from the beneficiary as to the method of payment they choose. For certificates delivered in the state of New York, we calculate death proceeds as of the date of death. The beneficiary may elect to receive the death proceeds as a lump sum in order to satisfy the distribution requirements. Other options for death proceeds are available. See the section on Annuity Payments below. If the beneficiary requests payment of the death proceeds in a lump sum, we will generally pay it within seven days after the good order date. Death proceeds are equal to or greater than the minimum value required by law.

If the annuitant dies before age 80, the amount of the death proceeds as of the good order date is the greater of:

  the accumulated value of the certificate;
  the sum of all premiums paid less the sum of any withdrawals; or
  the minimum death proceeds value which is equal to the highest accumulated value of the certificate at issue or on any certificate anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

In the year the annuitant reaches age 79, the minimum death proceeds value is set for the last time on the certificate anniversary date. From that point forward, death proceeds will be the last established minimum death proceeds amount, plus premiums, less withdrawals since that time, or the accumulated value of the certificate as of the good order date, which ever is greater.

The minimum death proceeds value is a guaranteed amount in death proceeds, regardless of the current investment performance of your certificate.

Annuity Phase

The next phase after the accumulation phase of the certificate is the annuity phase. The annuity phase is the period when you begin receiving annuity payments (periodic payments), based on the amounts you accumulated under your certificate. This phase begins on the annuity commencement date. Currently, we offer annuity payment options only on a fixed basis, however, we may choose to make other annuity payment options available in the future. Like the accumulation phase, any amounts remaining in your certificate during the annuity phase are tax-deferred until the payment is received.

Annuity Commencement Date

The annuity commencement date is the date we apply the cash surrender value to an annuity payment option for the benefit of a payee. The annuity commencement date is sometimes referred to as a maturity date or annuity date. We determine the annuity commencement date at the time we issue your certificate. If the certificate is nonqualified, annuitant’s age 80 is the earliest maturity age we assign at issue. If the certificate is a qualified certificate, annuitant’s age 70 is the earliest maturity age we assign at issue. In certain circumstances you can change your annuity commencement date to a date sooner or later than the assigned date in order to begin or defer receiving annuity payments. Some states may have certain restrictions as to the assignment of a maturity age. For either qualified or nonqualified certificates, if the annuitant’s age is greater than the earliest maturity age we use, the maturity age and annuity commencement date will be dependent upon the annuitant’s age at the time we issue the certificate. You may change your annuity commencement date by submitting a written request to our service center. The annuity commencement date must be within the annuitant’s life expectancy and is subject to our approval. If we issue your certificate in connection with a qualified plan, your plan document, or certificate endorsement may restrict your choice of an annuity commencement date or the annuity payment option available. Some states require that we assign lower maximum maturity dates or do not allow us to issue certificates to individuals who exceed a certain age. In any case, we will issue certificates in accordance with the requirements of your state. The maximum maturity age is 90 on a certificate we deliver in the state of New York. As a result, we will not issue a certificate in New York if you are age 80 or older.

Annuity payments begin on the annuity commencement date. However, we cannot make any annuity payments under an annuity payment option if you previously surrendered your certificate or if we have paid out all of the death proceeds to your beneficiary.

Annuity Payments

If you select an annuity payment option, we will transfer your cash surrender value on your annuity commencement date to our fixed account, which supports our insurance and annuity obligations. We call the resulting value your annuity proceeds. Your annuity proceeds will not vary with the performance of the separate account. We will pay the annuity proceeds to the payee that you designated on your certificate. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee.

We will not assess a surrender charge at the time of annuitization if annuity payments begin more than three years after your issue date and you choose an annuity payment option that provides a life income with a guaranteed payment period (such as option 4 or option 5 below). Otherwise, we will apply a surrender charge. In such cases we will take into account the 10% free withdrawal provision and the maximum 7½% limitation described under Withdrawal and Surrender Charges.

The following annuity payment options are generally available under the certificate:

Option 1-Interest
You leave the annuity proceeds with us to earn interest. You may elect to receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the annuity proceeds and the interest earned by submitting a request to our service center. Funds held in this option are not tax-deferred. You will be taxed on any taxable gains that accumulated and any earnings attributable to your accumulated value in the year in which this option is effected. Interest payments will be currently taxed in the year in which we credit them. This option may not be available in your state.

Option 2-Specified Amount Income
We make annuity payments at regular intervals of the amount you selected until the entire annuity proceeds plus the interest earned have been paid. The payment period may not be less than 13 months or exceed 30 years. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our service center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

Option 3-Fixed Period Income
We make annuity payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “Guaranteed Payment Period.” At the end of the guaranteed payment period, all of the annuity payments will be paid, and the certificate will terminate. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our service center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

Option 4-Life Income with Guaranteed Payment Period
We make annuity payments at regular intervals for the lifetime of the payee. If the payee dies during the guaranteed payment period, we will continue payments to the payee’s named beneficiary to the end of the guaranteed payment period. The payee may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The amount of the annuity payments depends upon the age and, where permitted, sex of the payee at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

Option 5-Joint and Survivor Life Income with Guaranteed Payment Period
We make annuity payments at regular intervals for the lifetime of both payees. Upon the death of one of the payees, we will continue payments for the lifetime of the surviving payee. If both payees die during the guaranteed payment period, we will continue payments to the payees’ beneficiary to the end of that period. The payees may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The payees may also choose to have the annuity payments reduce upon the death of the first payee. The annuity payments may be reduced by a factor of 1/2, 1/3 or 1/4. A higher reduction amount will result in a higher payment while both payees are alive. The amount of the payments depends upon the age and, where permitted, sex of the payees at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

AAL/LB also has other annuity payment options that may be chosen. Information about these options may be obtained from an AAL/LB representative or our service center.

If you do not select an annuity payment option before your annuity commencement date, we will select Option 4, the life income with guaranteed payment period, for you.

Before your annuity commencement date, you may elect to receive a single sum rather than payments under the annuity payment option by surrendering the certificate. We will deduct a surrender charge from the accumulated value of your certificate, if applicable

Under the annuity payment options, the payee may select payments on a monthly, quarterly, semiannual or annual basis, provided each payment is at least $25 ($20 for residents of New York.). We will make the first payment under the annuity payment option on the first business day following the end of the payment interval you choose. If the annuity proceeds at the annuity commencement date are less than $1,000 or would not result in a payment of at least $25, we may pay the annuity proceeds in a single sum and we will cancel your annuity payment option. We determine the amount of your annuity payments by applying the annuity proceeds less any fees or charges due, to the annuity table in the certificate for the annuity payment option selected. We show the amount of the minimum annuity payments guaranteed by us for each $1000 in an annuity payment option in the table in your certificate. The values of the annuity payment options are based on the payee’s age and sex on the annuity commencement date. If there is an error as to the date of birth or sex of the payee, we will adjust any amount payable to conform to the correct date of birth or sex.

With respect to each annuity payment under an annuity payment option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

We will also deduct any applicable certificate maintenance charge at the annuity commencement date upon commencement of an annuity payment option or receipt of a lump sum.

We declare interest rates applicable to annuity payment options at least annually. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges and experience.

Withdrawals and Surrenders during the Annuity Phase

Upon the annuity commencement date and if the payee chooses a life income payment option, the payee must also elect to characterize the annuity payments as revocable or irrevocable. (However, some states do not allow the characterization of a certificate as revocable.) For all other payment options, your certificate will be revocable. If your certificate is revocable, you can:

  change the duration of the guaranteed payment period (to a shorter period);
  receive withdrawals; and
  surrender the certificate.

If your certificate is revocable and you have chosen a life income payment option, you can later characterize your certificate as irrevocable. However, once you characterize your payments as irrevocable, you cannot later change it to a revocable certificate once we begin making the payments.

In the event you surrender or take a withdrawal, in such cases, the amount you may withdraw or surrender is the commuted value of any unpaid annuity payments remaining in the guaranteed payout period. The commuted value is the current payments discounted at a rate you establish at the time you select your annuity payment option.

Death of Owner/Payee after the Annuity Commencement Date

If an owner/payee dies on or after the annuity commencement date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death.

Certificate Fees and Charges

Sales Charge

There is no sales charge deducted from your premium payments.

Premium Tax Charge

There is currently no premium tax applicable to the certificates.

Withdrawal or Surrender Charges

If you make a withdrawal from or surrender the certificate before the certificate has been in force for seven full certificate years, the charges in the table shown below will apply. If you select an annuity payment option before the end of the 7th certificate year, we will assess the applicable surrender charge (unless we waive it as described below).

---------------------------------------------------------------
                                 Charge as Percentage
                                   of Excess Amount
     Certificate                     Withdrawn or
        Year                        Surrendered/1/
---------------------------------------------------------------
         1                                 7%
---------------------------------------------------------------
         2                                 6
         3                                 5
         4                                 4
         5                                 3
         6                                 2
         7                                 1
         8+                                0
---------------------------------------------------------------

/1/The withdrawal or surrender charge is a percentage of the excess amount. We define the excess amount as the total amount of the withdrawal or surrender less the amount of the 10% free withdrawal, described below. The total amount of withdrawal and surrender charges may not exceed 7 1/2% of total gross premiums you pay under the certificate.

If withdrawal or surrender  charges are not sufficient to cover sales  expenses, we will  bear  the  loss.  But,  if the  amount  of such  charges  is more  than sufficient, we will retain the excess. We do not believe that the withdrawal and surrender  charges  imposed  will  cover the  expected  sales  expenses  for the certificates.

Certain  withdrawals  and surrenders are subject to a 10% federal tax penalty on the amount of taxable income  withdrawn,  in addition to ordinary  income tax on any such taxable income. See Federal Tax Matters for more information.

Transfer Charge

You may make twelve free transfers in each certificate year. We will charge $10 for each subsequent transfer.

10% Free Withdrawal

In each certificate year, you may make free withdrawals of up to 10% of the accumulated value existing at the time you made the first withdrawal in that certificate year. A free withdrawal is a withdrawal without a withdrawal charge. To determine the free withdrawal amount, we take 10% of the accumulated value of the certificate at the time you made the first withdrawal in that certificate year. Any subsequent free withdrawals are subtracted from this amount. This right is not cumulative from certificate year to certificate year, so each certificate year you are only allowed to take a total of up to 10% from your accumulated value without incurring a withdrawal charge.

Waiver of Withdrawal and Surrender Charges

We will waive the withdrawal or surrender charge under the following circumstances:

  If you or your spouse is confined to a nursing home, a licensed hospital or a hospice for at least 30 consecutive days and your withdrawal or surrender occurred during your confinement or within 90 days of your confinement. We must receive satisfactory written proof at our service center. This is only allowed under certain state’s laws. This waiver is not available for certificates delivered in New York.
  If you begin annuity payments more than three years after the issue date and you choose a life income with a guaranteed period (such as option 4 or 5 of the annuity payment options).
  Upon the death of the annuitant (or owner for certificates delivered in New York).
  If you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually (we will calculate this for you through our “Early Advantage Program”).
  If you receive payments made as part of your minimum required distributions from an IRA or qualified plan.
  Withdrawal charges will also be waived for certificates delivered in New York if option 2 or 3 is chosen (if the duration of payments lasts for at least five years).

AAL/LB will waive surrender charges for AAL/LB employees for full surrenders and withdrawals in excess of 10% of the certificate’s accumulated value. AAL/LB may vary the charges and other terms of the certificates if special circumstances result in reduced sales expenses, administrative expenses, or various risks. Variations may occur in certificates sold to members of a class of associated individuals, an employer or other entities representing an associated class. These variations in charges will not be unfairly discriminatory to the interests of other certificate owners.

Certificate Maintenance Charge

During the accumulation phase, we annually deduct a $25 certificate maintenance charge. The charge is deducted on the last day of each certificate year or upon surrender of the certificate if that is earlier. We deduct the charge from your accumulated value in proportion to the amounts in your subaccounts and the fixed account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the certificate.

We do not deduct this charge if your total net premiums are $1,500 or more at the end of your certificate year or at surrender. Net premiums are your premiums less any withdrawals and any associated withdrawal charges. We do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of actual expenses. We reserve the right to waive this charge.

Mortality and Expense Risk Charge

We assume several mortality risks under the certificates.

First, we assume a mortality risk by our contractual obligation to pay death proceeds to the beneficiary if the annuitant under a certificate dies during the accumulation phase. We assume the risk that the annuitant may die prior to the annuity commencement date at a time when the death proceeds guaranteed by the certificate may be higher than the accumulated value of the certificate.

Second, we assume a mortality risk arising from the fact that the certificates do not impose any surrender charge on the death proceeds. The cash surrender value is lower for certificates under which a withdrawal or surrender charge remains in effect, while the amount of the death proceeds under such certificates is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such certificates than it would be under otherwise comparable certificates that impose the surrender charge upon payment of death proceeds.

Third, we assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under annuity payment options involving life contingencies. This assures each payee that neither the payee’s own longevity nor an improvement in life expectancy generally will have an adverse affect on the annuity payments received under a certificate. This relieves the payee from the risk of outliving the amounts accumulated for retirement.

Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a certificate. Options 1, 2 and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3½% using the Commissioner’s 1983 Table a “Annuitant Mortality Table.”

In addition to the above mentioned mortality risks, we assume an expense risk under the certificates. This is because the certificate maintenance charge deducted from the certificates to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the certificates; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the separate account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such subaccount in the separate account for the mortality and expense risks assumed under the certificates.

If the mortality and expense risk charge and other charges under a certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Fund Expenses

Each portfolio pays charges and expenses out of its assets. The prospectuses for the Funds describe the charges and expenses.

Taxes

Currently, we do not assess a charge against the separate account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the separate account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the separate account may also be made. See Federal Tax Matters.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the certificates.

General Information About the Certificates

The Entire Contract

The entire contract between you and us consists of:

  the certificate;
  the application;
  attached endorsements or amendments, if any; and
  the AAL Articles of Incorporation and Bylaws in force as of the issue date of your certificate.

We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the certificate or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the certificate on our behalf. We will not be able to contest the certificate after it has been in effect for two years from its issue date, provided that the annuitant is still living.

Gender Neutral Benefits

Under our annuity payment options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person’s sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment option rates applicable to certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a certificate may be purchased.

Voting Rights

There are certain voting rights attributable to the portfolios underlying the separate account portion of the certificates. There are no voting rights pertaining to interest in the fixed account. As required by law, we will vote the portfolio shares held in a subaccount. We will vote according to the instructions of certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended or if the present interpretation of it should change and as a result we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

You only have voting interests with respect to Fund shares during the accumulation phase. During the annuity phase (during which you receive annuity payments) you have no interest in the Fund and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the separate account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the portfolio you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing you before the meeting in accordance with procedures established by the Fund.

Any portfolio shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any portfolio shares our affiliates or we hold in proportion to the aggregate votes of all shareholders in the portfolio. We will send to everyone having a voting interest in a subaccount proxy materials, reports and other materials relating to the appropriate portfolio.

State Variations

Any state variations in the certificates are covered in a special policy form for use in that state. This prospectus provides a general description of the certificates. Your actual certificate and any endorsements are the controlling documents. If you would like to review a copy of the certificate and endorsements, contact our service center.

Surplus Refunds

If our Board of Directors declares any surplus refunds to certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that premiums would be credited.

Reports to Owners

At least annually, we will mail you a report showing the accumulated value of your certificate as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make. Please review immediately and inform us of any discrepancies. If we do not hear from you within 60 days, we will assume all information is accurate.

Date of Receipt

Unless we state otherwise, the date of receipt by us of any premium made, written request, telephone request or any other communication is the actual date it is received at our service center in proper form. If we receive them after the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

Payment by Check

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Postponement of Payments

We will normally make payments of any withdrawal value or cash surrender value within seven days after we receive your request at our service center. However, we may delay this payment or any other type of payment from the separate account for any period when:

  the NYSE is closed for trading other than customary weekend and holiday closings;
  trading on the NYSE is restricted;
  an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or
  the SEC by order permits the delay for the protection of owners.

We may also postpone transfers and allocations of accumulated value among the subaccounts and the fixed account under these circumstances. We may delay payment of any withdrawal value or cash surrender value from the fixed account for up to six months after we receive a request at our service center.

Certificate Inquiries

You may make inquiries regarding the certificate by writing or calling our service center. The address for the service center is: Annuity Customer Interaction Center, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is (800) 225-5225.

Federal Tax Matters

We do not intend this discussions of tax matters as tax advice. The ultimate effect of federal income taxes on a certificate or the economic benefit to the owner, annuitant or beneficiary depends upon the tax status of such person and, if the certificate is purchased under a qualified retirement plan, upon the tax and employment status of the individual concerned. This discussion is based on our understanding of federal income tax laws, as currently interpreted. We make no representation regarding whether the Internal Revenue Service (IRS) will continue its current interpretations of these laws. We do not make any guarantee regarding the tax status of any certificate. Please consult with a qualified tax adviser for your particular tax situation.

Tax Status of Aid Association for Lutherans/ Lutheran Brotherhood

We are currently exempt from Federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws attributable to either the variable account or us.

Variable Account Tax Status

The Code, in effect, provides that the income, gains and losses from separate account investments are not income to the insurer issuing the variable contracts so long as the certificates and the separate account meet certain requirements set forth in the Code. Because the certificates and the separate account meet such requirements, we anticipate no tax liability resulting from the certificates and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the certificates. We are also currently exempt from most types of state and local taxes. We may make charges for such taxes if there is a material change in federal, state or local tax laws attributable to the separate account.

Owner Control

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of our certificates, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the certificates do not give owners investment control over separate account assets, we reserve the right to modify the certificates as necessary to prevent an owner from being treated as the owner of the separate account assets supporting the certificate.

Diversification Requirements

Under Section 817(h)(1) of the Code and related regulations, we are required to ensure that the assets underlying the separate account portion of the certificates are adequately diversified. This means that the underlying portfolios must have enough distinctly different holdings to satisfy the requirements. If we do not meet the requirements, the certificate will not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected and you or we pay an amount to the IRS. If the IRS disqualifies the certificate as an annuity contract, the IRS would require you to pay federal income tax on the earnings of the certificate during the accumulation phase.

We believe that the assets underlying the certificates meet these diversification standards. We will continually monitor the Funds and the regulations of the Treasury Department to ensure that the certificate will continue to qualify as a variable annuity contract under the Code.

Taxation of Annuities in General

Section 72 of the Code governs the federal income taxation of annuities in general. We do not discuss the impact of estate, gift or state tax considerations.

Distribution Requirements
The Code requires that nonqualified certificates contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such certificates provide that if any owner dies on or after the annuity commencement date and before the entire interest in the certificate has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the certificate must generally be distributed within five years after such owner’s date of death or the certificate must be annuitized within one year of such owner’s death and payments will be made for the life of, or for a period not extending beyond, the life expectancy of the “designated beneficiary” as defined in section 72(s) of the Code. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner, then the certificate may be continued with the deceased owner’s surviving spouse as the new owner. Under the certificate, the beneficiary is the designated beneficiary of an owner/annuitant and the successor owner is the designated beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the annuitant shall be treated as an owner and any death or change of the annuitant shall be treated as the death of an owner. The nonqualified certificates contain provisions intended to comply with these requirements of the Code. Regulations interpreting these requirements of the Code have not yet been issued and thus no assurance can be given that the provisions contained in the certificate satisfy all such Code requirements. The provisions contained in the certificate will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Certificates Held by Natural Persons

If you are a natural person, you are generally not taxed on increases in the value of your certificate until a distribution occurs, either in the form of a withdrawal, surrender, Automatic Payout Option, assignment or as annuity payments under an annuity payment option.

Certificates Held by Nonnatural Persons

For entities such as a corporation, estate or trust, a certificate will generally not be treated as an annuity contract for federal income tax purposes. You will generally be taxed on any increases under such a certificate in the year accrued. This treatment will not apply, however, if you are acting as an agent for a natural person, if you are an estate which acquired the certificate as a result of a death of a natural person, if the certificate is held by certain qualified plans, if the certificate is a qualified funding asset (commonly referred to as a structured settlement plan), or if the certificate was purchased by your employer with respect to a terminated qualified plan.

Distributions During the Accumulation Phase

The amount of any payments received from a withdrawal or automatic payout option of a non-qualified certificate will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the cash surrender value immediately before the distribution over the owner’s cost basis in the certificate (generally, the premiums or other consideration paid for the contracts reduced by any amount previously distributed from the certificate that was not subject to tax) at that time. In the case of a surrender under a non-qualified certificate, the amount received generally will be taxable only to the extent it exceeds the owner’s cost basis in the contract. If you use your certificate as collateral for a loan or assign your certificate, your certificate will generally be treated as surrendered for tax purposes.

Distributions During the Annuity Phase

For annuity payments under an annuity payment option, the taxable portion is determined by applying a formula that establishes the ratio that the cost basis of the certificate bears to the total value of annuity payments for the expected term of the annuity. The nontaxable portion of each payment equals the amount of the payment times that ratio. The balance of the payment is taxable. However, once your cost basis has been recovered, the full amount of all future distributions is taxable. Payments from a withdrawal or a surrender of the certificate during the annuity phase are not considered annuity payments and are generally taxed as ordinary income to the extent the commuted value exceeds your cost basis in the certificate. You will be taxed on the taxable portion at ordinary income tax rates.

Distributions from Qualified Plans

In the case of a withdrawal from a certificate issued in connection with a qualified plan, a ratable portion of the amount the participant in that qualified plan receives is taxable, generally based on the ratio of the “investment in the contract” to the participant’s total accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments that the participant pays or that are paid on the participant’s behalf. For certain qualified plans involving pre-tax contributions, the participant may have no cost basis in the certificate. In such event, the participant may be taxed on the total payments received. Other rules apply to distributions from Roth IRAs as discussed below. The owner, the annuitant and any beneficiaries for the certificate should seek qualified tax and financial advice about the tax consequences of distributions under the qualified plans in connection with which such certificates are purchased.

Penalty Tax on Premature Distributions

Generally, withdrawals, Automatic Payout Options, surrenders and assignments of a certificate before you attain age 59½ will result in an additional federal income tax penalty of 10% of the amount distributed that is included in your gross income. The penalty tax will not apply if the distribution is made under one of the following circumstances:

  made to the beneficiary or successor owner on or after your death;
  made to you if you are considered disabled under section 72(m)(7) of the Code;
  made under a qualified funding asset (commonly referred to as a structured settlement plan);
  made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint lives or joint life expectancies of you and your beneficiary made not less frequently than annually (we will calculate this for you through our “Early Advantage Program”). For this purpose, if there is a modification of the payment schedule before you attain age 59½ or before the expiration of five years from the time of the annuity starting date, your income will be increased by the amount of tax and deferred interest that you otherwise would have incurred; or
  from a certificate purchased by your employer with respect to a terminated qualified plan.

The 10% federal income tax penalty also applies to certificates that are issued in connection with certain qualified plans issued under section 401(a), 403(a), 403(b), 408 and 408A of the Code. Exemptions similar to those listed above apply to the penalty tax for annuitants of qualified plan certificates. Additional exemptions apply if you are the owner of a Traditional or Roth IRA certificate.

Federal Income Tax Withholding

The taxable portion of a withdrawal or surrender is subject to federal income tax withholding. Except for certificates issued in connection with certain qualified plans, by written request you can elect not to have federal income tax withheld.

Death Proceeds

Generally, distributions received from your certificate by your beneficiary or successor owner due to your death are taxable in the year in which the distributions are received. Your beneficiary or successor owner will be taxed on the distributions in the same manner that you would have been taxed. The 10% premature distribution penalty does not apply to these distributions.

Multiple Certificates

All nonqualified, deferred annuity certificates we issue to you during any calendar year shall be treated as one certificate for determining the amount includible in gross income. Therefore, distributions from one certificate will be taxable to the extent there is a gain in any certificate issued in the same year. The total impact of this treatment is not clear. You will most likely have a larger amount of taxable gain per distribution if you own multiple certificates with one insurer. If you are subject to the 10% premature distribution penalty, the amount subject to that tax would also increase.

Tax-Free Exchanges (1035 Exchanges)

Section 1035 of the Code permits the exchange of certain life insurance, endowment and non-qualified annuity contracts for another non-qualified annuity contract without a taxable event occurring. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a certificate issued by us tax-free. There are certain restrictions which apply to such exchanges, including that the contract surrendered must truly be exchanged for the certificate and not merely surrendered in exchange for cash. Further, the owner of the new certificate must be the same as the owner of the exchanged certificate. Careful consideration must be given to compliance with Code provisions and regulations and rulings relating to exchange requirements. If you are contemplating an exchange, please be sure that you understand any surrender charges or loss of benefits that might arise in the exchange of the existing certificate. If you are considering such an exchange, you should consult with your tax adviser to ensure that the requirements of Section 1035 are met.

Transfers among Subaccounts

Transfers among subaccounts and between subaccounts and the fixed account are tax-free.

Transfers of Ownership

A transfer or assignment of ownership of a certificate, the designation of a payee other than yourself, or the exchange of a certificate may result in certain tax consequences to you that are not discussed herein. If you are considering any such transfer or assignment, you should consult a tax adviser as to the tax consequences.

Qualified Plans

You may use the certificate to fund one of several types of qualified plans. The tax rules that apply to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan. Therefore, no attempt is made to provide more than general information about the use of the certificates with the various types of qualified plans. We caution qualified plan participants, plan administrators and beneficiaries that the rights of any person to any benefits under such qualified plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the certificate issued in connection with the plan. It is important to note that using the certificate to fund a qualified plan affords you no additional tax advantage as qualified plans provide for tax deferral whether an annuity or some other investment vehicle is used. What follows are brief descriptions of the various types of qualified plans and of the use of the certificates with respect to them.

Tax-Sheltered Annuities

Section 403(b) of the Code permits certain types of employers (organizations specified under section 501(c)(3) of the Code such as schools, churches, etc.) to purchase annuity contracts on behalf of their employees. Subject to certain limitations, the amounts of premiums paid by the employers are taken from the employee’s wages and excluded from the employee’s gross income for tax purposes. These premium payments may be subject to Social Security tax. These annuity contracts are commonly referred to as tax-sheltered annuities. If you are purchasing a tax-sheltered annuity, you should seek qualified advice as to eligibility, limitations on the amounts that you can contribute to the tax-sheltered annuity and the tax consequences on distribution.

Section 403(b)(11) of the Code requires that distributions from a tax-sheltered annuity that are attributable to employee salary reduction contributions made in years beginning after December 31, 1988, and earnings on those contributions may be paid only when the employee reaches age 59½, separates from service, dies, becomes disabled or in the case of hardship (earnings may not be distributed in the case of hardship). (Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as for paying for medical expenses, for the purchase of a principal residence or for paying certain tuition expenses.) See Surrenders and Withdrawals for more information.

Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the certificates to provide benefits under the plans. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law as to maximum permissible contributions, distribution dates, nonforfeitability of interest and tax rates applicable to distributions. Employers who intend to purchase the certificates for use with a retirement plan should seek qualified advice as to the suitability of the proposed plan document and of the certificates to their specific needs.

Traditional Individual Retirement Annuities (Traditional IRAs)

If you are under age 70½ and have earned income, you are eligible to contribute to a Traditional Individual Retirement Annuity (Traditional IRA). You can contribute up to the lesser of a specified amount or the compensation includable in your gross income each year. The maximum amount of contributions to both a Traditional IRA and a Roth IRA for an individual for a single calendar year is the specified annual amount. If you attain age 50 by year end and still have earned income, you will be eligible to make an additional $500 catch-up contribution for a single calendar year. Whether or not you can deduct your contributions on your federal income tax return depends on your adjusted gross income and you and/or your spouse’s participation in a qualified retirement plan.

In addition, if you are eligible for a distribution from certain other qualified plans, you can roll over on a tax-deferred basis your qualified plan distribution into a Traditional IRA. You may rollover assets from a qualified plan into a Traditional IRA in two ways. First, you may directly roll over an eligible rollover distribution to a Traditional IRA. Second, the employee may receive the distribution from the qualified plan and roll over the same amount the employee received within 60 days. However, any amount that was not distributed as a direct rollover will be subject to mandatory 20% federal income tax withholding. Unless you made nondeductible contributions to a Traditional IRA, you will generally be taxed on any distributions from a Traditional IRA. If you are under age 59½ when you take the distribution, you may be subject to a 10% federal premature distribution penalty on the taxable amount. You are required to begin distributions from Traditional IRAs by April 1st of the year following the year in which you attain age 70½.

Simplified Employee Pension Plans(SEP-IRAs)

Section 408(k) of the Code permits employers to make deductible contributions directly into IRAs established for their employees. These contributions are excluded from the gross income of the employee and are deductible by the employer, in the year in which they are made. Contributions are generally limited to a specific annual amount of each employee’s compensation. Other contribution and eligibility limits apply. Distribution limits and restrictions similar to those of Traditional IRAs apply to these certificates. Employers who use the certificates in connection with a SEP-IRA plan should seek qualified tax advice.

Savings Incentive Match Plan for Employees (SIMPLE-IRAs)

Section 408(p) of the Code permits employers with no more than 100 employees to establish a SIMPLE-IRA retirement plan for their employees. Contributions to SIMPLE-IRAs consist of non-elective employer contributions and up to a specified amount per year in elective salary reduction contributions. If you attain age 50 by year end and still have earned income you will be eligible to make an additional $500 catch-up contribution for a single calendar year. Other contribution and eligibility requirements apply. Distribution limits and restrictions similar to those of Traditional IRAs apply to these certificates. If you take a distribution during the first two years of participation, you may be subject to a 25% premature distribution penalty tax on the taxable amount unless you are age 59½ or another exception to the premature distribution tax applies. Employers who use the certificates in connection with a SIMPLE-IRA plan should seek qualified tax advice.

Roth Individual Retirement Annuity(Roth IRA)

If your adjusted gross income is under $160,000 and you are a married taxpayer filing jointly, or if your adjusted gross income is under $110,000 and you are a single taxpayer, you are eligible to contribute to a Roth Individual Retirement Annuity or Roth IRA. If your adjusted gross income is under $150,000 (for a married taxpayer filing jointly), or if your adjusted gross income is under $95,000 (for a single taxpayer), then you can contribute up to the lesser of a specified annual amount or your earned income per year. If your adjusted gross income is more than $150,000 and less than $160,000 (for a married taxpayer filing jointly), or more than $95,000 and less than $110,000 (for a single taxpayer), you can make a reduced Roth IRA contribution. You should consult IRS Publication 590 or your tax advisor to determine the amount of the contribution that you may make. If you are a married taxpayer filing separately, you may not contribute to a Roth IRA for the year if your adjusted gross income is $10,000 or more. The maximum amount of contributions to both a Traditional IRA and a Roth IRA for an individual for a single calendar year is a specified annual amount. If you attain age 50 by year end and still have earned income, you will be eligible to make an additional $500 catch-up contribution for a single calendar year. You cannot deduct your Roth IRA contributions on your federal income tax return. If you own a Traditional IRA and your adjusted gross income is under $100,000 and you do not file as married filing separately, you may elect to convert some or all of the Traditional IRA into a Roth IRA. Generally, unless the Traditional IRA contained non-deductible contributions, the entire conversion amount is taxable as a distribution to you.

If you take a distribution after five years of establishing a Roth IRA and have incurred one of the following triggering events, the distribution will be tax-free. The triggering events are attaining age 59½, death, disability or using the distribution for qualifying first time homebuyer expenses ($10,000 lifetime limit). If you take a distribution from a Roth IRA before five years have elapsed and you have incurred a triggering event, the distribution will be tax-free to the extent you have cost basis. If you take a distribution in an amount over your cost basis, the amount over and above your cost basis will be taxable. If you take a taxable distribution before you attain age 59½, you may also be subject to a 10% premature distribution penalty tax on the taxable amount. The 10% premature distribution penalty does not apply upon a conversion to a Roth IRA, but may apply if you take a distribution from a conversion Roth IRA within five years of the year in which the contribution was made.

General Qualified Plan Rules

Qualified plans have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

Distributions from qualified plans generally are subject to withholding for the participant’s federal income tax liability. The withholding rate varies according to the type of distrution and the participant’s tax status. The participant will be provided the opportunity to elect not to have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a), 403(a) and 403(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee from such a plan, except certain distributions such as distributions required by the Code or certain distributions of after-tax contributions, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to another tax-qualified plan or IRA.

Other Considerations

Because of the complexity of the law and its application to a specific individual, a person contemplating purchase of a certificate or the exercise of elections under a certificate may need tax advice. The above comments concerning federal income tax consequences are not exhaustive and special rules are provided with respect to situations not discussed in this prospectus. The above discussion is based upon our understanding of current federal income tax law. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. We have not taken into account estate and gift, state income or other state tax considerations that may be involved in the purchase of a certificate or the exercise of elections under the certificate. For complete information on such federal and state tax considerations, you should consult a qualified tax adviser.

Other Information

Rights Reserved by AAL/LB

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the certificate. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include:

  to operate the separate account in any form allowed under the 1940 Act or in any other form allowed by law;
  to add, delete, combine or modify subaccounts in the separate account;
  to restrict or eliminate any voting rights of certificate owners or other persons who have voting rights as to the separate account.
  to add, delete or substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of the Funds or the shares of another fund or any other investment allowed by law; and
  to make any amendments to the certificates necessary for the certificates to comply with the provisions of the Code or any other applicable federal or state law.

Maintenance of Solvency

The certificate contains a maintenance-of-solvency provision that applies only to values in the fixed account. If our reserves for any class of certificates become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If you do not make the payment, we will charge it as indebtedness against your certificate with interest at a rate of 5% per year, compounded annually. You may choose an equivalent reduction in benefits instead of or in combination with the payment or indebtedness.

Distribution Arrangements

AAL Capital Management Corporation (AAL CMC) serves as the principal underwriter of the certificates. AAL CMC is a wholly owned, indirect subsidiary of AAL/LB. Principal offices of AAL CMC are located at 222 West College Avenue, Appleton, Wisconsin, 54911. AAL CMC is a member of the National Association of Securities Dealers, Inc. (NASD) and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

Duly licensed registered representatives of AAL CMC are also licensed by state insurance departments to sell the certificates as AAL/LB representatives. AAL CMC may execute selling agreements with other broker-dealer firms to sell the certificates. In addition, AAL/LB may retain other firms to serve as principal underwriter of the certificates. AAL/LB offers the certificates in all states where AAL/LB is authorized to sell the certificates.

AAL CMC will pay the AAL/LB representatives commissions and other distribution compensation on the sale of certificates. This will not result in any charge to you in addition to the charges already described in this prospectus. AAL CMC pays AAL/LB representatives a commission of not more than 3% of the premiums paid on the certificates. In addition to direct compensation, AAL/LB representatives may be eligible to receive other benefits from AAL/LB based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the certificate. Commissions paid on the certificate, including other incentives or payments, are not charged directly to the owners or the separate account.

Legal Matters

We know of no material legal proceedings pending to which we are or the separate account is a party or which would materially affect the separate account.

Financial Statements

The audited consolidated financial statements of AAL and LB at December 31, 2001, and for each of the three years in the period ended December 31, 2001, and the audited financial statements of the separate account at December 31, 2001, and the two years in the period ended December 31, 2001, are included in the SAI.

Included in the Financial Statements are audited supplemental consolidated financial statements of AAL/LB as of and for the one-year period ended December 31, 2001, in accordance with generally accepted accounting principals giving retroactive effect to the merger.

Condensed Financial Information

The table below shows the historical performance of accumulation unit values and numbers of accumulation units for each of the 10 years (or shorter period for which the relevant subaccount has been in existence) in the period ended December 31, 2001. You should read this information along with the separate account’s and AAL and AAL/LB’s financial statements and notes which are included in the SAI.

Note that the unit value of each subaccount of the separate account will not be the same on any given day as the net asset value per share of the underlying portfolio of the Fund in which that subaccount invests. One reason for this deviation is that each unit value consists of the underlying portfolio’s net asset value minus charges to the separate account. In addition, dividends declared by the underlying portfolio are reinvested by the subaccount in additional shares of that portfolio. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the separate account does not change as a result of such distributions.

                                           Accumulation Unit Values for the Periods Ended:
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                                                                                                                Commencement
  Subaccount                 2001        2000        1999          1998         1997        1996        1995         Date*
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Technology Stock             $8.16        N/A          N/A          N/A          N/A         N/A         N/A         10.00
Aggressive Growth             7.88        N/A          N/A          N/A          N/A         N/A         N/A         10.00
Small Cap Stock              10.82        N/A          N/A          N/A          N/A         N/A         N/A         10.00
Small Cap Index              20.01      19.04        17.34        15.64        15.82       12.78       10.95         10.00
Mid Cap Stock                 8.93        N/A          N/A          N/A          N/A         N/A         N/A         10.00
Mid Cap Index                10.11        N/A          N/A          N/A          N/A         N/A         N/A         10.00
International                 9.19      12.49        15.27        10.93          N/A         N/A         N/A         10.00
Capital Growth                9.04        N/A          N/A          N/A          N/A         N/A         N/A         10.00
Large Company Index          21.43      24.70        27.54        23.14        18.25       13.93       11.53         10.00
Equity Income                 9.28        N/A          N/A          N/A          N/A         N/A         N/A         10.00
Balanced                     18.01      18.89        19.26        17.57        14.91       12.41       11.06         10.00
High Yield Bond               8.81       8.79         9.04         9.58          N/A         N/A         N/A         10.00
Bond Index                   14.26      13.31        12.10        12.42        11.57       10.72       10.53         10.00
Money Market                  1.28       1.25         1.19         1.15         1.10        1.06        1.02          1.00
---------------------------------------------------------------------------------------------------------------------------------------

*The Small Cap Index, Large Company Index, Balanced, Bond Index and Money Market Subaccounts commenced operations on ; June 15, 1995;
the International Stock and High Yield Bond Subaccounts commenced operations on March 2, 1998. The Technology Stock, Aggressive
Growth, Small Cap Stock, Mid Cap Stock, Mid Cap Index, Capital Growth and Equity Income Subaccounts commenced operations on March 2,
2001.
---------------------------------------------------------------------------------------------------------------------------------------

                                 Number of Accumulation Units Outstanding at the End of the Period:
    Subaccount              2001            2000            1999            1998              1997          1996         1995
---------------------------------------------------------------------------------------------------------------------------------------
Technology Stock          529,594              N/A             N/A             N/A              N/A            N/A         N/A
-------------------------------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth         489,760              N/A             N/A             N/A              N/A            N/A         N/A
Small Cap Stock         1,548,793              N/A             N/A             N/A              N/A            N/A         N/A
Small Cap Index        15,537,535       15,509,008      12,901,178      12,646,465        9,660,146      5,003,533     928,755
Mid Cap Stock           1,764,017              N/A             N/A             N/A              N/A            N/A         N/A
Mid Cap Index             608,225              N/A             N/A             N/A              N/A            N/A         N/A
International           4,400,738        4,217,461       1,416,941         405,358              N/A            N/A         N/A
Capital Growth          4,651,027              N/A             N/A             N/A              N/A            N/A         N/A
Large Company Index    33,151,014       34,711,029      30,677,434      24,637,221       17,445,874      7,868,532   1,258,237
Equity Income           1,263,216              N/A             N/A             N/A              N/A            N/A         N/A
Balanced               40,444,678       41,710,588      40,066,882      31,007,716       20,544,311      8,992,900   1,364,855
High Yield Bond         2,031,203        1,896,620       1,713,656       1,044,323              N/A            N/A         N/A
Bond Index              6,769,804        4,395,393       4,636,639       3,397,426        1,869,057      1,185,965     402,927
Money Market           38,135,381       26,891,890      37,007,522      28,880,399       23,019,814     14,226,261   4,931,298
-------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                Page

General Information                            SAI - 2
Regulation and Reserves                        SAI - 2
Principal Underwriter                          SAI - 2
Subaccount Names                               SAI - 3
Performance Information                        SAI - 3
Standard and Poor's Disclaimer                 SAI - 8
Financial Statements                           SAI - 8

  Order Form

Please send me a copy of the most recent SAI for the Individual Flexible Premium Deferred Variable Annuity certificate.

---------------------------         -----------------------------------------------------
        (Date)                                              (Name)

-----------------------------------------------------------------------------------------
                            (Street Address)

-----------------------------------------------      ----------------- ------------------
                 (City)                                    (State)         (Zip Code)

                     Send to:         AAL/LB Annuity Customer Interaction Center
                                      4321 North Ballard Road
                                      Appleton, WI 54919-0001

AAL VARIABLE ANNUITY ACCOUNT I
STATEMENT OF ADDITIONAL INFORMATION

Dated April 30, 2002

for the:

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY CERTIFICATE

Offered By:

AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
625 Fourth Street South
Minneapolis, MN 54515

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2002, for AAL Variable Annuity Account I (the separate account) describing individual flexible premium deferred variable annuity certificate (certificate) that Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB) is offering to persons eligible for membership in AAL/LB. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus. A copy of the prospectus may be obtained at no charge by writing AAL/LB (attention: AAL Annuity Customer Interaction Center, 4321 N. Ballard Road, Appleton, WI 54919 or by calling (800) 225-5225.

TABLE OF CONTENTS

                                                                     Page
                                                                     ----
General Information................................................SAI - 2

Regulation and Reserves............................................SAI - 2

Principal Underwriter..............................................SAI - 2

Subaccount.........................................................SAI - 3

Performance Information............................................SAI - 3

Standard and Poor's Disclaimer.....................................SAI - 8

Financial Statements...............................................SAI - 8

GENERAL INFORMATION

AAL/LB is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established under the laws of the State of Wisconsin AAL/LB is a non-profit, non-stock, membership organization licensed to do business in all states. On January 1, 2002, Aid Association for Lutherans and Lutheran Brotherhood merged creating the largest fraternal benefit society in the United States. The merged organization provides high quality insurance coverage, financial products and services and fraternal benefits to help enhance the lives of our members. The merged organization operates under the Articles of Incorporation and Bylaws of AAL. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans, subject to AAL/LB’s membership eligibility rules. AAL/LB members are joined together for insurance, education and volunteer opportunities.

REGULATION AND RESERVES

AAL/LB is subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. AAL/LB’s operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this will occur or, if so, what the effect on AAL/LB would be.

Pursuant to state insurance laws and regulations, AAL/LB is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the certificates, if AAL/LB were to incur claims or expenses at rates significantly higher than expected or significant unexpected losses on its investments.

If mandated under applicable law, we may be required to reject a premium. We may also be required to block a certificate owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

PRINCIPAL UNDERWRITER

AAL Capital Management Corporation (AAL CMC), a wholly-owned, indirect subsidiary of AAL/LB, serves as the exclusive principal underwriter of the certificates pursuant to a Principal Underwriting and Servicing Agreement to which AAL CMC and AAL/LB, on behalf of itself and the separate account, are parties. The certificates are sold through AAL/LB representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of AAL CMC. Representatives of other broker-dealer firms with which AAL CMC has executed a selling agreement may also sell the certificates. In addition, AAL/LB may retain other firms to serve as principal underwriters of the certificates. The certificates are continuously offered in all states where AAL/LB is authorized to sell the certificates. AAL paid underwriting commissions for the last three years as follows:

     1999                       2000                      2001
  $11,987,748                $5,939,728                $4,797,588

Of these amounts, AAL CMC retained $0.

SUBACCOUNTS

On April 30, 2002, we added the LB Series Fund, Inc. (LB Fund) as an additional funding vehicle for the certificate. The LB Fund is comprised of eleven portfolios that underlie eleven new corresponding subaccounts. The names of the new subaccounts are as follows:

LB Series Fund, Inc.

  Opportunity Growth Portfolio
  FTI Small Cap Growth Portfolio
  MFS Mid Cap Growth Portfolio
  Mid Cap Growth Portfolio
  FI All Cap Portfolio
  Growth Portfolio
  MFS Investors Growth Portfolio
  TRP Growth Stock Portfolio
  High Yield Portfolio
  Income Portfolio
  Limited Maturity Bond Portfolio

In addition to adding new subaccounts, we have modified the existing names of the previously existing subaccounts as follows:

   Old Subaccount Names:                 New Subaccount Names:
   ---------------------                 ---------------------

   AAL Technology Stock                  Technology Stock
   AAL Aggressive Growth                 Aggressive Growth
   AAL Small Cap Stock                   Small Cap Stock
   AAL Small Cap Index                   Small Cap Index
   AAL Mid Cap Stock                     Mid Cap Stock
   AAL Mid Cap Index                     Mid Cap Index
   AAL International                     International
   AAL Capital Growth                    Capital Growth
   AAL Large Company Index               Large Company Index
   AAL Equity Income                     Equity Income
   AAL Balanced                          Balanced
   AAL High Yield Bond                   High Yield Bond
   AAL Bond Index                        Bond Index
   AAL Money Market                      Money Market

Any references in the prospectus or SAI to the portfolios or subaccounts will reference the new names.

PERFORMANCE INFORMATION

The separate account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular owner. There is no performance information for the new subaccounts that corresponds to the portfolios of the LB Fund, Inc.

Money Market Subaccount - Yield and Effective Yield

Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount’s yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount accumulation unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes, in the accumulation unit value during the seven-day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the accumulation unit value at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount’s effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.

The yield and effective yield for the Money Market Subaccount for the seven-day period ended December 31, 2001, were 0.31% and 0.31%, respectively.

Other Subaccounts

30-Day Yield: Advertisements for the certificates may include 30-day yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the net investment income per accumulation unit earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                           Yield = 2[(((a-b)/cd)+1)^6-1]

Where:
  a =  Net dividends and interest earned during the period by the portfolio attributable to the subaccount
  b =  Expenses accrued for the period (net of reimbursements)
  c =  The average daily number of accumulation units outstanding during the period
  d =  The accumulation unit value per unit on the last day of the period

For the 30-day period ended December 31, 2001, the 30-day yield for the Bond Index Subaccount was 3.91%, the Balanced Subaccount was 1.69% and the High Yield Bond Subaccount was 7.26%.

Standardized and Non-Standardized Average Annual Total Return. Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1-, 5- and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)^n = ERV
Where:
   P    =  A hypothetical initial payment of $1,000
   T    =  Average annual total return
   n    =  Number of years
   ERV  =  Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)

Standardized Average Annual Total Returns through December 31, 2001:

Name of Subaccount          1 Year         5 Years        Since Inception/1/
------------------          ------         -------        ------------------
Technology Stock             N/A             N/A               (25.85)%
Aggressive Growth            N/A             N/A               (28.55)%
Small Cap Stock              N/A             N/A                (0.94)%
Small Cap Index            (3.91)%          6.71%                9.11%
Mid Cap Stock                N/A             N/A               (18.69)%
Mid Cap Index                N/A             N/A                (7.59)%
International              (33.40)%          N/A                (5.42)%
Capital Growth               N/A             N/A               (17.59)%
Large Company Index        (21.06)%         6.66%               10.62%
Equity Income                N/A             N/A               (15.41)%
Balanced                   (13.04)%         5.18%                7.34%
High Yield Bond            (8.51)%           N/A                (7.06)%
Bond Index                 (1.98)%          2.97%                2.94%
Money Market               (6.30)%          0.84%                1.18%

__________
/1/ Total returns are not annualized for those subaccounts that have not been in existence for one full calendar year.
Date of inception for each subaccount:

Technology Stock      (formerly known as AAL Technology Stock Subaccount)       March 2, 2001
Aggressive Growth     (formerly known as AAL Aggressive Growth Subaccount)      March 2, 2001
Small Cap Stock       (formerly known as AAL Small Cap Stock Subaccount)        March 2, 2001
Small Cap Index       (formerly known as AAL Small Company Stock Subaccount)    June 15, 1995
Mid Cap Stock         (formerly known as AAL Mid Cap Stock Subaccount)          March 2, 2001
Mid Cap Index         (formerly known as AAL Mid Cap Index Subaccount)          March 2, 2001
International         (formerly known as AAL International Stock Subaccount)    March 3, 1998
Capital Growth        (formerly known as AAL Capital Growth Subaccount)         March 2, 2001
Large Company Index   (formerly known as AAL Large Company Stock Subaccount)    June 15, 1995
Equity Income         (formerly known as AAL Equity Income Subaccount)          March 2, 2001
Balanced              (formerly known as AAL Balanced Subaccount)               June 15, 1995
High Yield Bond       (formerly known as AAL High Yield Bond Subaccount)        March 3, 1998
Bond Index            (formerly known as AAL Bond Index Subaccount)             June 15, 1995
Money Market          (formerly known as AAL Money Market Subaccount)           June 15, 1995

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the certificate will continue through the end of each period) nor the annual certificate Maintenance Charge (because the average certificate size is generally expected to be greater than $1,500). If reflected, these charges would reduce the performance results presented.

Non-Standardized Average Annual Total Returns through December 31, 2001:

Name of Subaccount         1 Year           5 Years        Since Inception/1/
------------------         ------           -------        ------------------
Technology Stock            N/A               N/A              (18.36)%
Aggressive Growth           N/A               N/A              (21.25)%
Small Cap Stock             N/A               N/A               8.22%
Small Cap Index            5.05%             9.38%              11.17%
Mid Cap Stock               N/A               N/A              (10.72)%
Mid Cap Index               N/A               N/A               1.13%
International             (26.42)%            N/A              (2.17)%
Capital Growth              N/A               N/A              (9.55)%
Large Company Index       (13.25)%           8.98%              12.34%
Equity Income               N/A               N/A              (7.22)%
Balanced                  (4.69)%            7.73%              9.40%
High Yield Bond            0.14%              N/A              (3.26)%
Bond Index                 7.11%             5.88%              5.57%
Money Market               2.49%             3.82%              3.87%

__________
/1/ Total returns are not annualized for those subaccounts that have not been in existence for one full calendar year.
Date of inception for each subaccount:

Technology Stock        (formerly known as AAL Technology Stock Subaccount)        March 2, 2001
Aggressive Growth       (formerly known as AAL Aggressive Growth Subaccount)       March 2, 2001
Small Cap Stock         (formerly known as AAL Small Cap Stock Subaccount)         March 2, 2001
Small Cap Index         (formerly known as AAL Small Company Stock Subaccount)     June 15, 1995
Mid Cap Stock           (formerly known as AAL Mid Cap Stock Subaccount)           March 2, 2001
Mid Cap Index           (formerly known as AAL Mid Cap Index Subaccount)           March 2, 2001
International           (formerly known as AAL International Stock Subaccount)     March 3, 1998
Capital Growth          (formerly known as AAL Capital Growth Subaccount)          March 2, 2001
Large Company Index     (formerly known as AAL Large Company Stock Subaccount)     June 15, 1995
Equity Income           (formerly known as AAL Equity Income Subaccount)           March 2, 2001
Balanced                (formerly known as AAL Balanced Subaccount)                June 15, 1995
High Yield Bond         (formerly known as AAL High Yield Bond Subaccount)         March 3, 1998
Bond Index              (formerly known as AAL Bond Index Subaccount)              June 15, 1995
Money Market            (formerly known as AAL Money Market Subaccount)            June 15, 1995

Cumulative Total Return Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment). Performance quotations for each subaccount reflect the deduction of all recurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge and certificate maintenance charge, and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The certificates are not currently subject to a charge for state premium taxes. Cumulative total return is calculated by finding the cumulative rates of return of the Hypothetical Initial Investment over various periods, according to the following formula and then expressing that as a percentage:

                                 C = (ERV/P) - 1
Where:
    C   =   Cumulative total return
    ERV =   Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period
    P   =   A hypothetical initial payment of $1,000

Cumulative total returns (including the maintenance charge) for each subaccount were:

Name of Subaccount
                             1 Year            5 Years         Since Inception/1/
Technology Stock              N/A                N/A                (25.85)%
Aggressive Growth             N/A                N/A                (28.55)%
Small Cap Stock               N/A                N/A                 (0.94)%
Small Cap Index             (3.91)%            38.34%                77.05%
Mid Cap Stock                 N/A                N/A                (18.69)%
Mid Cap Index                 N/A                N/A                 (7.59)%
International               (33.40)%             N/A                (19.25)%
Capital Growth                N/A                N/A                (17.59)%
Large Company Index         (21.06)%           38.04%                93.67%
Equity Income                 N/A                N/A                (15.41)%
Balanced                    (13.04)%           28.74%                59.07%
High Yield Bond             (8.51)%              N/A                (24.48)%
Bond Index                  (1.98)%            15.75%                20.93%
Money Market                (6.30)%             4.26%                 7.99%

__________
/1/ Total returns are not annualized for those subaccounts that have not been in existence for one full calendar year. Date of inception for each subaccount:

Technology Stock      (formerly known as AAL Technology Stock Subaccount)      March 2, 2001
Aggressive Growth     (formerly known as AAL Aggressive Growth Subaccount)     March 2, 2001
Small Cap Stock       (formerly known as AAL Small Cap Stock Subaccount)       March 2, 2001
Small Cap Index       (formerly known as AAL Small Company Stock Subaccount)   June 15, 1995
Mid Cap Stock         (formerly known as AAL Mid Cap Stock Subaccount)         March 2, 2001
Mid Cap Index         (formerly known as AAL Mid Cap Index Subaccount)         March 2, 2001
International         (formerly known as AAL International Stock Subaccount)   March 3, 1998
Capital Growth        (formerly known as AAL Capital Growth Subaccount)        March 2, 2001
Large Company Index   (formerly known as AAL Large Company Stock Subaccount)   June 15, 1995
Equity Income         (formerly known as AAL Equity Income Subaccount)         March 2, 2001
Balanced              (formerly known as AAL Balanced Subaccount)              June 15, 1995
High Yield Bond       (formerly known as AAL High Yield Bond Subaccount)       March 3, 1998
Bond Index            (formerly known as AAL Bond Index Subaccount)            June 15, 1995
Money Market          (formerly known as AAL Money Market Subaccount)          June 15, 1995

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service.

In addition, each subaccount’s performance may be compared in advertisements and sales literature to various benchmarks including the Standard & Poor’s 500 Composite Stock Price Index, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Lehman Brothers Aggregate Bond Index.

The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

STANDARD AND POOR’S DISCLAIMER

The certificates are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the certificates or any member of the public regarding the advisability of investing in securities generally or in the certificates particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to AAL is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the certificates. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the certificate or the timing of the issuance or sale of the certificates or in the determination or calculation of the equation by which the certificate is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the certificates.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL, owners of the certificates, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500® or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The financial statements of AAL, LB and AAL/LB should be considered only as bearing upon the ability of each to meet its obligations under the certificates. The financial statements of each should not be considered as bearing on the investment experience of the assets held in the separate account.

The most current financial statements of AAL, LB and AAL/LB are those as of the end of the most recent fiscal year ended December 31, 2001. AAL/LB does not prepare financial statements more often than annually in the form required to be included in a prospectus and believes that any incremental benefit to prospective certificate owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, AAL/LB represents that there have been no adverse changes in the financial condition or operations of AAL/LB between the end of the fiscal year ended December 31, 2001, and the date of this prospectus.

The supplemental consolidated financial statements of AAL/LB (giving retroactive effect to the merger) at December 31, 2001 and for the year then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing and incorporated by reference elsewhere herein which, are based in part on the report of PricewaterhouseCoopers LLP, independent auditors. The financial statements referred to above are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The consolidated financial statements of AAL at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of AAL Variable Annuity Account I at December 31, 2001 and for each of the two years in the period ended December 31, 2001, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein. The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of LB at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, appearing in this SAI and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein. The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

On January 1, 2002, LB merged with and into AAL. Included in the financial statements are audited supplemental consolidated financial statements of AAL/LB as of and for the year ended December 31, 2001, prepared in accordance with generally accepted accounting principles giving retroactive effect to the merger. Separate financial statements of AAL and LB are also included as of December 31, 2001 and 2000 and for the three years in the period ending December 31, 2001. AAL/LB’s management represents that there would be no need for a significant adjustment if we were to instead show those separate financial statements as combined financial statements for the same period based on a pooling of interest basis.

The financial statements of AAL/LB, AAL, LB and of AAL Variable Annuity Account I follow.

AAL Variable Annuity Account I

Audited Financial Statements

December 31, 2001

Contents

Report of Independent Auditors

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Report of Independent Auditors

The Board of Directors and Certificate Owners
Aid Association for Lutherans

We have audited the accompanying statement of assets and liabilities of the individual subaccounts of AAL Variable Annuity Account I (the Account) (comprising, respectively, the Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Index, Mid Cap Stock, Mid Cap Index, International, Capital Growth, Large Company Index, Equity Income, Balanced, High Yield Bond, Bond Index, and Money Market Subaccounts) as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account I at December 31, 2001, and the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young

Milwaukee, Wisconsin
January 23, 2002

AAL Variable Annuity Account I

Statement of Assets and Liabilities

December 31, 2001

                                                                                                                                                 Large                                 High
                                              Technology  Aggressive  Small Cap   Small Cap    Mid Cap     Mid Cap                   Capital    Company       Equity                   Yield        Bond       Money
                                               Stock       Growth      Stock       Index       Stock       Index      International  Growth      Index        Income     Balanced       Bond       Index      Market
                                              Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount    Subaccount  Subaccount  SSubaccount  Subaccount  SSubaccount  Subaccount  Subaccount
                                              ----------  ----------  ----------  ----------  ----------  ----------  -------------- ---------  ----------  -----------  ----------  -----------  ----------  ----------
   Assets
   AAL Variable Product Series Fund, Inc.
   Investments at fair value
   Technology Stock Portfolio, 549,357
   shares (cost $4,536,992)                   $4,322,593 $       -   $     -     $     -      $    -      $    -      $    -        $     -     $    -      $$    -      $    -       $   -       $    -      $    -
   Aggressive Growth Portfolio,
   485,153 shares (cost $4,279,731)                    -  3,854,066        -           -           -           -           -               -         -            -           -           -            -           -
   Small Cap Stock Portfolio,
   1,511,350 shares (cost $15,413,477)                 -         -    16,759,563       -           -           -           -               -         -            -           -           -            -           -
   Small Cap Index Portfolio,
   22,875,892 shares (cost                             -         -         -      310,784,907      -           -           -               -         -            -           -           -            -           -
   $312,205,532)
   Mid Cap Stock Portfolio, 1,745,960
   shares (cost $16,479,816)                           -         -         -           -         15,746,419    -           -               -         -            -           -           -            -           -
   Mid Cap Index Portfolio, 601,258
   shares (cost $5,956,281)                            -         -         -           -           -         6,153,201     -               -         -            -           -           -            -           -
   International Portfolio, 4,515,708
   shares (cost $61,817,159)                           -         -         -           -           -           -       40,453,044          -         -            -           -           -            -           -
   Capital Growth Portfolio, 4,577,544
   shares (cost $42,902,360)                           -         -         -           -           -           -           -         42,072,455      -            -           -           -            -           -
   Large Company Index Portfolio,
   35,064,571 shares (cost                             -         -         -           -           -           -           -                     710,357,827      -           -           -            -           -
   $687,637,078)
   Equity Income Portfolio, 1,252,152
   shares (cost $11,955,892)                           -         -         -           -           -           -           -               -                  11,811,986      -           -            -           -
   Balanced Portfolio, 50,656,195
   shares (cost $743,584,586)                          -         -         -           -           -           -           -               -         -                    728,372,323     -            -           -
   High Yield Bond Portfolio,
   2,825,372 shares (cost $22,114,004)                 -         -         -           -           -           -           -               -         -            -                    17,880,036      -           -
   Bond Index Portfolio, 9,430,159
   shares (cost $95,740,077)                           -         -         -           -           -           -           -               -         -            -           -                    96,573,661      -
   Money Market Portfolio, 48,878,743
   shares (cost $48,878,743)                           -         -         -           -           -           -           -               -         -            -           -           -            -       48,884,645
                                                ---------  ---------  ---------    ---------   ---------   --------    --------      ---------   ---------    ---------  ---------    ---------   ---------   --------
                                                ---------  ---------  ---------    ---------   ---------   --------    --------      ---------   ---------    ---------  ---------    ---------   ---------   --------
   Total assets                                 4,322,593  3,854,066  16,759,563  310,784,901  5,746,419   6,153,201   40,453,044    2,072,455   710,357,827  11,811,986  728,372,321  7,880,036   96,573,661  48,884,645

Liabilities                                            -         -          -          -           -           -           -               -         -            -           -           -            -           -
                                                ---------  ---------  ---------    ---------   ---------   --------    --------      ---------   ---------    ---------  ---------    ---------   ---------   --------
                                               $4,322,593 $3,854,066 $16,759,563 $310,784,901 $5,746,419  $6,153,201  $40,453,044   $2,072,455  $710,357,821 $1,811,986  $728,372,321 $7,880,036  $96,573,661 $48,884,645
                                                =========  =========  =========    =========   =========   ========    ========      =========   =========    =========  =========    =========   =========   ========

Net Assets
   Accumulation units                          $4,322,593 $3,854,066 $16,759,563 $310,784,901 $5,746,419  $6,153,201  $40,453,044   $2,072,455  $710,357,821 $1,811,986  $728,372,321 $7,880,036  $96,573,661 $48,884,645
                                                ---------  ---------  ---------    ---------  ---------    --------    --------      ---------   ---------    ---------  ---------    ---------   ---------   --------
Total net assets                               $4,322,593 $3,854,066 $16,759,563 $310,784,901 $5,746,419  $6,153,201  $40,453,044   $2,072,455  $710,357,821 $1,811,986  $728,372,321 $7,880,036  $96,573,661 $48,884,645
                                                =========  =========  =========    =========  =========    ========    ========      =========   =========    =========  =========    =========   =========   ========

Units outstanding                               529,594    489,760    1,548,793   15,537,535   1,764,017   608,225     4,400,738     4,651,027   33,151,014   1,263,216    40,444,678  2,031,203   6,769,804   38,135,381
                                                =========  =========  =========    =========  =========    ========    ========      =========   =========    =========  =========    =========   =========   ========

Unit value (accumulation)                        $8.16      $7.88      $10.82        $20.01     $8.93       $10.11      $9.19         $9.04        $21.43        $9.28     $18.01       $8.81      $14.26      $1.28
                                                =========  =========  =========    =========  =========    ========    ========      =========   =========    =========  =========    =========   =========   ========

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Annuity Account I

Statement of Operations

For The Year Ended December 31, 2001

                                                                                                                                                Large                                 High
                                         Technology  Aggressive  Small Cap   Small Cap    Mid Cap     Mid Cap                    Capital       Company      Equity                    Yield         Bond        Money
                                          Stock       Growth      Stock       Index       Stock       Index      International   Growth         Index       Income      Balanced       Bond        Index       Market
                                         Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount     Subaccount     Subaccount  Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
                                         ----------  ----------  ----------  ----------  ----------  ----------  --------------  ---------     ----------  ----------   ----------   ----------   ----------   ----

Income:
   Dividends                              $       -  $   3,857   $   11,104  $ 1,149,490  $ 33,573    $19,722    $ 833,812      $114,635   $    7,407,618     $92,453  $22,951,253  $1,616,257   $4,597,301   $1,595,570

Expenses:
   Mortality and expense risk charges      26,212       24,220       80,210    3,722,410    86,743     29,503      560,292       225,551        9,616,019      62,148    9,445,303     222,786      956,909      561,047
                                         ----------  ----------  ----------- ----------  ---------   ----------   ----------    ----------     ----------  ----------  -----------  ---------    ---------    ---------
Net investment income (loss)              (26,212)     (20,363)     (69,106)  (2,572,920)  (53,170)    (9,781)     273,520      (110,916)      (2,208,401)     30,305   13,505,950   1,393,471    3,640,392    1,034,523

Net realized gain (loss) on investments:
   Net realized gain (loss) from
     investment transactions             (116,600)     (97,613)         112    1,784,215   (14,765)     8,649     (133,101)      (36,390)      22,681,420     (40,967)  10,155,621    (693,790)      63,362         -

   Capital gain
   distributions                                 -          -        19,235   18,736,168        -       9,506          -             -         24,639,667         -      3,985,338          -          -            -
                                         ----------  ----------  ----------- ----------  ---------   ----------   ----------    ----------    ----------   ----------  -----------  ---------    ---------    ---------

   Net realized gain (loss)
   on investments                        (116,600)     (97,613)      19,347   20,520,383   (14,765)    18,155     (133,101)      (36,390)      47,321,087     (40,967)  14,140,959    (693,790)      63,362         -

Change in unrealized appreciation
     (depreciation) of investments       (214,399)    (425,665)   1,346,086   (3,433,488) (733,396)   196,920     (14,350,425)  (829,906)    (158,969,693)   (143,905) (65,174,685)   (714,854)   1,106,962         -
                                         ----------  ----------  ----------- ----------  ---------   ----------   ----------    ----------    ----------   ----------  -----------  ---------    ---------    ---------
Net increase (decrease) in net assets
   resulting from operations             $(357,211)  $(543,641)  $1,296,327  $14,513,975  (801,331)  $205,294    $(14,210,006)  (977,212)  $(113,857,0007)   (154,567) (37,527,776     (15,173)  $4,810,716   $1,034,523
                                         ==========  ==========  =========== ==========  =========   ==========   ==========    ==========    ==========   ==========  ===========  =========     =========   =========

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Annuity Account I

Statements of Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

                                                      Technology        Aggressive        Small Cap       Small Cap          Mid Cap          Mid Cap       International       Capital        Large            Equity          Balanced        High Yield       Bond Index        Money
                                                        Stock             Growth            Stock           Index             Stock            Index          Subaccount         Growth       Company           Income         Subaccount          Bond          Subaccount        Market
                                                      Subaccount        Subaccount       Subaccount       Subaccount        Subaccount       Subaccount                        Subaccount      Index          Subaccount                        Subaccount                       Subaccount
                                                                                                                                                                                              Subaccount
                                                                                                                                                                                                                                                                              ---------------

Net assets at January 1, 2000                          $      -        $      -          $      -       $ 223,613,738        $      -        $      -        $21,641,121        $      -     $844,974,977      $      -      $771,962,035       $15,487,660      $56,071,288   $44,134,066

Increase (decrease) in net assets

Net investment income (loss)                                  -               -                 -         (2,143,756)               -               -            614,351               -      (3,452,324)             -        17,157,412         1,433,902        2,898,219     1,757,424

Net realized gain (loss) from
   investment transactions                                    -               -                 -          20,488,442               -               -            959,433               -      12,585,722              -        36,172,761         (644,322)        (173,313)             -

Change in unrealized appreciation
   (depreciation) of investments                              -               -                 -           5,914,077               -               -        (11,619,399)              -    (104,864,115)             -      (68,566,606)        (1,236,350)        2,609,806            -

------------------------------------------------  --------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations                           -               -                 -          24,258,763               -               -        (10,045,615)                     (95,730,717)            -      (15,236,433)         (446,770)        5,334,712      1,757,424
                                                                                                                                                                                       -

Capital share transactions

   Transfers of net premiums                                  -               -                 -          31,374,894               -               -         18,838,341               -       89,070,528             -        60,152,262         2,389,291        3,826,146    122,795,844

   Transfers of death benefits                                -               -                 -         (1,745,098)               -               -          (105,581)               -      (5,575,021)             -       (8,261,530)         (134,882)        (626,225)      (194,523)

   Transfers of surrenders                                    -               -                 -         (9,021,117)               -               -        (1,307,507)                     (32,945,035)             -      (35,437,927)         (686,705)      (2,926,547)    (3,816,109)
                                                                                                                                                                                       -
   Transfers between subaccounts                              -               -                 -          26,908,998               -               -         23,684,824               -       57,767,209             -        15,142,806           60,500       (3,121,514)  (131,046,365)

------------------------------------------------  --------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from capital share transactions                  -               -                 -          47,517,677               -               -         41,110,077               -      108,317,681             -        31,595,611         1,628,204      (2,848,140)   (12,261,153)

Total increase (decrease) in net assets                       -               -                 -          71,776,440               -               -         31,064,462               -       12,586,964             -        16,359,178         1,181,434        2,486,572   (10,503,729)

-----------------------------------------------   -----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net assets at December 31, 2000                               -               -                 -         295,390,178               -               -         52,705,583               -      857,561,941            -        788,321,213        16,669,094       58,557,860   33,630,337

Increase (decrease) in net assets

Net investment income (loss)                           (26,212)        (20,363)          (69,106)         (2,572,920)        (53,170)         (9,781)            273,520       (110,916)      (2,208,401)        30,305        13,505,950         1,393,471        3,640,392    1,034,523

Net realized gain (loss) from
   investment transactions                            (116,600)        (97,613)            19,347          20,520,383        (14,765)          18,155          (133,101)        (36,390)       47,321,087       (40,967)       14,140,959         (693,790)           63,362          -

Change in unrealized appreciation
   (depreciation) of investments                      (214,399)       (425,665)         1,346,086         (3,433,488)       (733,396)         196,920       (14,350,425)       (829,906)    (158,969,693)      (143,905)      (65,174,685)        (714,854)        1,106,962          -

------------------------------------------------  --------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations                   (357,211)       (543,641)         1,296,327         14,513,975        (801,331)         205,294       (14,210,006)        (977,212)   (113,857,007)       (154,567)       (37,527,776)       (15,173)        4,810,716     1,034,523

Capital share transactions

   Transfers of net premiums                          1,739,538       2,374,489         5,606,116         14,083,842        6,747,275       2,194,763         4,382,611       16,701,527      33,583,668        5,155,597        36,473,864       1,336,107       13,211,181    80,639,127

   Transfers of death benefits                                -               -                 -         (1,721,678)         (7,628)               -          (184,261)        (16,966)      (5,304,705)         (6,748)        (7,388,560)       (107,303)        (840,608)     (539,067)

   Transfers of surrenders                             (43,797)        (32,153)         (153,346)        (10,518,179)       (134,492)        (74,013)        (1,346,821)       (564,222)     (28,769,749)       (122,637)       (38,007,141)       (787,388)      (4,335,425)   (4,352,283)

   Transfers between subaccounts                      2,984,063       2,055,371        10,010,466           (963,231)       9,942,595       3,827,157          (894,062)      26,929,328     (32,856,321)       6,940,341       (13,499,277)        784,699         25,169,937 (61,527,992)

------------------------------------------------  --------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from capital share transactions          4,679,804       4,397,707        15,463,236             880,754      16,547,750       5,947,907          1,957,467      43,049,667     (33,347,107)      11,966,553       (22,421,114)      1,226,115       33,205,085    14,219,785

Total increase (decrease) in net assets               4,322,593       3,854,066        16,759,563          15,394,729      15,746,419       6,153,201        (12,252,539)     42,072,455     (147,204,114)     11,811,986       (59,948,890)      1,210,942       38,015,801    15,254,308

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net assets at December 31, 2001                     $ 4,322,593     $ 3,854,066      $ 16,759,563       $ 310,784,907    $ 15,746,419     $ 6,153,201        $40,453,044     $42,072,455     $710,357,827     $11,811,986       $728,372,323    $17,880,036      $96,573,661   $48,884,645
================================================  =================================================== =====================================================================================================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Annuity Account I

Notes to Financial Statements

December 31, 2001

Note 1. Summary of Significant Accounting Policies

The AAL Variable Annuity Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium deferred variable annuity certificates.

The Account has fourteen separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood. The merger is not expected to have a significant impact on the operations of the Account.

Note 2. Expense Charges

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 1.25% of the average daily net asset value of the Account. A certificate maintenance charge of $25 per certificate year is deducted to reimburse AAL for administrative expenses related to the contract. This fee is waived if the sum of premiums received by AAL less the sum of any withdrawals and withdrawal charges from the certificate is $1,500 or more at the time the deduction would be made. In addition, a surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The amount charged is 7% of the amount surrendered during the first contract year and declines by 1% in each of the next six contract years. The certificate owner may make two transfers from one or more subaccounts to other subaccounts or the fixed account in each certificate year, but thereafter, each transfer is subject to a $10 transfer charge.

Additionally, during the year ended December 31, 2001, management fees were paid indirectly to AAL Capital Management Corporation, a subsidiary of AAL, in its capacity as advisor to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                                     % of Average         Investment
                                       Net Assets        Advisory Fees
                                     ---------------- --------------------
Subaccount:
    Technology Stock                    0.75%               40,265
    Aggressive Growth                   0.80%               42,494
    Small Cap Stock                     0.70%               72,224
    Small Cap Index                     0.35%            1,000,200
    Mid Cap Stock                       0.70%               73,324
    Mid Cap Index                       0.35%               28,123
    International                       0.80%              486,846
    Capital Growth                      0.65%              137,898
    Large Company Index                 0.31%            2,455,296
    Equity Income                       0.45%               39,165
    Balanced                            0.32%            2,372,582
    High Yield Bond                     0.40%              129,344
    Bond Index                          0.35%              268,759
    Money Market                        0.35%              156,651

Note 3. Federal Income Taxes

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account’s net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

Note 4. Investment Transactions

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

Year ended December 31, 2001

                                            Purchases                   Sales

Technology Stock Subaccount                 5,227,068                 573,476
Aggressive Growth Subaccount                4,904,547                 527,203
Small Cap Stock Subaccount                 15,473,726                  60,361
Small Cap Index Subaccount                 29,842,766              12,798,765
Mid Cap Stock Subaccount                   16,593,999                  99,418
Mid Cap Index Subaccount                    6,133,133                 185,501
International Subaccount                    5,129,947               2,898,960
Capital Growth Subaccount                  43,315,926                 377,175
Large Company Index Subaccount             38,960,029              49,875,870
Equity Income Subaccount                   12,256,457                 259,599
Balanced Subaccount                        37,620,379              42,550,205
High Yield Bond Subaccount                  4,097,389               1,477,803
Bond Index Subaccount                      38,409,482               1,564,005
Money Market Subaccount                    46,355,246              31,101,360
                                          304,320,094             144,349,701

Note 5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows:

Year ended December 31, 2001             Units             Units        Net Increase/
                                          Sold          Redeemed             Decrease

Technology Stock Subaccount            534,787             5,193              529,594
Aggressive Growth Subaccount           493,643             3,882              489,761
Small Cap Stock Subaccount           1,564,173            15,380            1,548,793
Small Cap Index Subaccount             751,705           723,179               28,526
Mid Cap Stock Subaccount             1,708,038            16,021            1,764,017
Mid Cap Index Subaccount               615,824             7,599              608,225
International Subaccount               419,612           236,335              183,277
Capital Growth Subaccount            4,715,361            64,334            4,651,027
Large Company Index Subaccount       1,492,738         3,052,753          (1,560,015)
Equity Income Subaccount             1,277,237            14,021            1,263,216
Balanced Subaccount                  2,001,325         3,267,235          (1,265,910)
High Yield Bond Subaccount             235,562           100,979              134,583
Bond Index Subaccount                2,746,049           371,637            2,374,412
Money Market Subaccount             63,463,481        52,219,990           11,243,491
                                --------------- ----------------- --------------------
                                    82,091,535        60,098,538           21,992,997
                                --------------- ----------------- --------------------

                                         Units             Units        Net Increase/
                                          Sold          Redeemed             Decrease
Small Cap Index Subaccount           3,202,504           594,674            2,607,830
International Subaccount             2,900,733           100,213            2,800,520
Large Company Index Subaccount       5,484,013         1,450,419            4,033,594
Balanced Subaccount                  3,922,082         2,278,376            1,643,706
High Yield Bond Subaccount             275,662            92,697              182,965
Bond Index Subaccount                  306,566           547,812            (241,246)
Money Market Subaccount            100,990,508       111,106,140         (10,115,632)
                                --------------- ----------------- --------------------
                                   117,082,068       116,170,331              911,737
                                --------------- ----------------- --------------------

Note 6. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the year or period ended December 31, 2001, follows. Quoted total returns only reflect the change in the subaccounts unit value for the period; the quoted returns do not reflect deductions for charges and expenses at the contract level.

                                                                            Expenses as a
Year or Period Ended                                                        % of Average     Investment      Total
December 31, 2001                      Units     Unit Value   Net Assets    Net Assets     Income Ratio      Return
----------------------------------- -----------  -----------  -----------  ----------------  -------------  -------
Technology Stock Subaccount          529,594       $8.16     $4,322,593         1.25%           0.00%        (18.36)%*
Aggressive Growth Subaccount         489,760        7.88      3,854,066         1.25            0.17         (21.25)*
Small Cap Stock Subaccount         1,548,793       10.82     16,759,563         1.25            0.14           8.22*
Small Cap Index Subaccount        15,537,535       20.01    310,784,907         1.25            0.39           5.05
Mid Cap Stock Subaccount           1,764,017        8.93     15,746,419         1.25            0.40         (10.72)*
Mid Cap Index Subaccount             608,225       10.11      6,153,201         1.25            0.69           1.13*
International Subaccount           4,400,738        9.19     40,453,044         1.25            1.88         (26.42)
Capital Growth Subaccount          4,651,027        9.04     42,072,455         1.25            0.53          (9.55)*
Large Company Index
Subaccount                        33,151,014       21.43    710,357,827         1.25            0.97         (13.25)
Equity Income Subaccount           1,263,216        9.28     11,811,986         1.25            1.55          (7.22)*
Balanced Subaccount               40,444,678       18.01    728,372,323         1.25            3.06          (4.69)
High Yield Bond Subaccount         2,301,203        8.81     17,880,036         1.25            9.13           0.14
Bond Index Subaccount              6,769,804       14.26     96,573,661         1.25            6.03           7.11
Money Market Subaccount           38,135,381        1.28     48,884,645         1.25            3.58           2.49

* Cumulative total return since commencement of operations.

Aid Association for Lutherans/Lutheran Brotherhood

Supplemental Consolidated Financial Statements

Year Ended December 31, 2001

Contents

Report of Independent Auditors

Supplemental Consolidated Balance Sheet

Supplemental Consolidated Statement of Income

Supplemental Consolidated Statement of Changes in Members' Equity

Supplemental Consolidated Statement of Cash Flows

Notes to Supplemental Consolidated Financial Statements

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the supplemental consolidated balance sheet of Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB) (formed as a result of the merger of Lutheran Brotherhood (LB) with and into Aid Association for Lutherans (AAL)) as of December 31, 2001, and the related supplemental consolidated statement of income, changes in members' equity and cash flows for the year then ended. The supplemental consolidated financial statements give retroactive effect to the merger of LB with and into AAL on January 1, 2002, which has been accounted for using the pooling of interests method as described in the notes to the supplemental consolidated financial statements. These supplemental financial statements are the responsibility of the management of AAL/LB. Our responsibility is to express an opinion on these supplemental financial statements based on our audits. We did not audit the financial statements of LB which statements reflect total assets constituting 49% for 2001 of the related supplemental consolidated financial statement totals, which reflect total revenues constituting 44% of the related supplemental consolidated financial statement totals for the year then ended, and which reflect net income constituting approximately (3)% of the related supplemental consolidated financial statement totals for the year then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for LB, is based solely on the report of the other auditors.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the supplemental financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL/LB at December 31, 2001, and the consolidated results of its operations and its cash flows for the year then ended, after giving retroactive effect to the merger of LB with and into AAL as described in the notes to the supplemental consolidated financial statements, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Milwaukee, Wisconsin
March 1, 2002

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                                Supplemental Consolidated Balance Sheet
                                                           December 31, 2001
                                                             (In millions)

Assets
     Investments:
         Securities available for sale, at fair value
              Fixed maturities                                                                         $     21,101
              Equity securities                                                                               1,584
         Fixed maturities held to maturity, at amortized cost                                                 1,757
         Mortgage loans                                                                                       5,698
         Real estate                                                                                            121
         Certificate loans                                                                                    1,276
         Short-term investments                                                                                 325
         Other invested assets                                                                                  414
                                                                                                           ---------
     Total investments                                                                                       32,276

     Cash and cash equivalents                                                                                1,303
     Accrued investment income                                                                                  346
     Deferred acquisition costs                                                                               1,934
     Assets held in separate accounts                                                                         9,777
     Other assets                                                                                               261
                                                                                                           ---------
Total Assets                                                                                           $     45,897
                                                                                                           =========

Liabilities and Members' Equity
     Certificate liabilities and accruals:
         Future certificate benefits                                                                   $     10,047
         Unpaid claims and claim expenses                                                                       167
                                                                                                           ---------
         Total certificate liabilities and accruals                                                          10,214

     Certificateholder funds                                                                                 19,339
     Amounts due to brokers                                                                                     662
     Liabilities related to separate accounts                                                                 9,726
     Other liabilities                                                                                          609
                                                                                                           ---------
Total Liabilities                                                                                            40,550

Members' Equity
     Retained earnings                                                                                        5,142
     Accumulated other comprehensive income                                                                     205
                                                                                                           ---------
Total Members' Equity                                                                                         5,347
                                                                                                           ---------
Total Liabilities and Members' Equity                                                                  $     45,897
                                                                                                           =========

                                                        See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                             Supplemental Consolidated Statement of Income
                                                     Year Ended December 31, 2001
                                                             (In millions)

Revenue
     Insurance premiums                                                                                  $    1,266
     Insurance charges                                                                                          544
     Net investment income                                                                                    2,136
     Net realized investment gains                                                                               16
     Mutual fund and other revenue                                                                              188
                                                                                                           ---------
Total revenue                                                                                                 4,150

Benefits and expenses
     Certificate claims and other benefits                                                                      865
     Increase in certificate reserves                                                                           778
     Interest credited                                                                                        1,113
     Surplus refunds                                                                                            344
                                                                                                           ---------
     Total benefits                                                                                           3,100

     Underwriting, acquisition and insurance expenses                                                           546
     Amortization of deferred acquisition costs                                                                 168
     Fraternal benefits and expenses                                                                            201
                                                                                                           ---------
     Total expenses                                                                                             915
                                                                                                           ---------
Total benefits and expenses                                                                                   4,015
                                                                                                           ---------

Net income                                                                                                $     135
                                                                                                           =========

                                                        See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                   Supplemental Consolidated Statement of Changes in Members' Equity
                                                     Year Ended December 31, 2001
                                                             (In millions)

                                                                                        Accumulated
                                                                                            other             Total
                                                                       Retained         comprehensive       members'
                                                                       earnings             income           Equity
                                                                      ----------        -------------      -----------

Balance at January 1, 2001                                           $    5,007         $        69         $   5,076
Comprehensive income
    Net income                                                              135                   -               135
    Change in unrealized gains/losses
       on securities available for sale                                       -                 136               136
                                                                                                           -----------

Total comprehensive income                                                                                        271
                                                                      ----------        -------------      -----------
Balance at December 31, 2001                                          $   5,142          $      205         $   5,347
                                                                      ==========        =============      ===========

                            See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                           Supplemental Consolidated Statement of Cash Flows
                                                     Year Ended December 31, 2001
                                                             (In millions)

Operating Activities:
     Net Income                                                                                         $      135
     Adjustments to reconcile net income to net cash
        provided by operating activities:
     Increase in certificate liabilities and accruals                                                          717
     Increase in certificateholder funds                                                                       965
     Increase in deferred acquisition costs                                                                    (64)
     Realized gains on investments                                                                             (16)
     Provisions for amortization                                                                                39
     Changes in other assets and liabilities                                                                    69
                                                                                                           ---------
Net cash provided by operating activities                                                                    1,845

Investing Activities:
     Securities available for sale:
         Purchases - fixed maturities                                                                      (21,159)
         Sales, maturities and calls - fixed maturities                                                     20,139
         Purchases - equities                                                                               (1,274)
         Sales - equities                                                                                    1,029
     Securities held to maturity:
         Purchases                                                                                            (185)
         Maturities and calls                                                                                  382
     Mortgage loans funded                                                                                    (926)
     Mortgage loans repaid                                                                                     564
     Certificate loans, net                                                                                    (27)
     Other                                                                                                    (105)
                                                                                                           ---------
     Net cash used in investing activities                                                                  (1,562)

Financing Activities:
     Universal life and investment contract receipts                                                         1,437
     Universal life and investment contract withdrawals                                                     (1,366)
                                                                                                           ---------
     Net cash provided by financing activities                                                                  71
                                                                                                           ---------
Net increase in cash and cash equivalents                                                                      354
Cash and cash equivalents, beginning of year                                                                   949
                                                                                                           ---------
Cash and cash equivalents, end of year                                                                   $   1,303
                                                                                                           =========

                                                        See accompanying notes.

Aid Association for Lutherans/Lutheran Brotherhood
Notes to Supplemental Consolidated Financial Statements
December 31, 2001

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Lutheran Brotherhood (LB) completed a merger with and into Aid Association for Lutherans (AAL). The merged organization will begin operating by a new name as soon as possible after the new name is approved by its members and appropriate regulators. In the meantime, the legal name of the organization is AAL, although it does business by the trade name Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). AAL/LB provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL/LB members are served by district representatives across the country and are offered ancillary services through various AAL/LB subsidiaries and affiliates.

Basis of Presentation
The accompanying supplemental consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The merger has been accounted for as a pooling of interests transaction, and as such the supplemental consolidated financial statements include AAL's and LB's financial information as if LB had always been part of AAL. The supplemental consolidated financial statements give retroactive effect to the merger of LB with and into AAL and will become the historical financial statements upon issuance of financial statements for the period that includes the date of the merger.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The supplemental consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., which is the parent company of a broker-dealer, bank, and a real estate development company, as well as the accounts of LB, its wholly-owned subsidiary, Lutheran Brotherhood Financial Corporation, which is the parent company of Lutheran Brotherhood Variable Insurance Products Company, a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the supplemental consolidated financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL/LB intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL/LB has both the ability and the positive intent to hold to maturity.

On January 1, 2001, AAL/LB adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". Statement No. 133 requires AAL/LB to recognize all derivative instruments on the balance sheet at fair value. Because of AAL/LB's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or retained earnings of AAL/LB. However, as allowed by Statement No. 133, as of January 1, 2001, AAL/LB transferred $871,000,000 of its held to maturity securities to the available for sale category. The effect of this transfer on accumulated other comprehensive income is described in Note 2.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in members' equity as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting primarily of real estate joint ventures, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Supplemental Consolidated Statement of Income.

Securities loaned under AAL/LB's securities lending agreement are stated in the Supplemental Consolidated Balance Sheet at amortized cost or fair market value, consistent with AAL/LB's classifications of such securities as held to maturity or available for sale. AAL/LB measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Supplemental Consolidated Balance Sheet represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL/LB, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Supplemental Consolidated Balance Sheet. Operating results of the separate accounts are not included in the Supplemental Consolidated Statement of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Supplemental Consolidated Statement of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL/LB's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL/LB's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consists primarily of concessions and investment advisory fees of AAL/LB's broker-dealer and investment advisor subsidiaries.

Income Taxes
AAL/LB, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL/LB is generally exempt from taxation. AAL/LB's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL/LB's supplemental consolidated financial statements.

Note 2. Investments

AAL/LB's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                         Gross          Gross       Estimated
                                                        Amortized     Unrealized     Unrealized       Fair
                                                          Cost           Gains         Losses         Value
                                                        ---------      ---------      ---------     ---------
                                                                             (In Millions)
Available for sale securities at
   December 31, 2001:
   Fixed maturity securities:
     Loan-backed obligations of U.S.
     Government corporations
       and agencies                                    $   5,334       $     57       $    (19)     $   5,372
       U.S. Treasury securities and non-
     Loan-backed obligations of U.S.
     Government corporations and
     Agencies                                                670             28             (2)           696
     Corporate and other bonds                            11,888            318           (204)        12,043
     Mortgage & asset-backed securities                    2,965             84            (18)         2,990
                                                        ---------      ---------      ---------     ---------
     Total fixed maturity securities                      20,857            487           (243)        21,101
   Equity securities                                       1,554            242           (212)         1,584
                                                        ---------      ---------      ---------     ---------
Total                                                  $  22,411        $   729       $   (455)     $  22,685
                                                        =========      =========      =========     =========

Held to maturity securities at
   December 31, 2001:
   Fixed maturity securities:
     U.S. Treasury securities and
      non-loan-backed obligations
      of U.S. Government
      Corporations and agencies                        $      16       $       1     $      -      $       17
     Corporate bonds                                       1,741             52             (8)         1,785
                                                        ---------      ---------      ---------     ---------
Total                                                  $   1,757       $     53       $     (8)     $   1,802
                                                        =========      =========      =========     =========

Note 2.  Investments (Continued)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Available for Sale               Held to Maturity
                                                   ---------------------           --------------------
                                                 Amortized          Fair         Amortized          Fair
                                                   Cost             Value           Cost            Value
                                                 ---------        ---------      ---------       ---------
                                                                         (In Millions)
Due in one year or less                          $    714          $   727         $   108        $   111
Due after one year through five years               5,234            5,336            771             781
Due after five years through ten years              4,579            4,622            587             611
Due after ten years                                 2,031            2,054            291             299
                                                 ---------        ---------      ---------       ---------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                               12,558           12,739          1,757           1,802
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                          5,334            5,372             -                -
Mortgage and asset-backed securities                2,965            2,990             -                -
                                                 ---------        ---------      ---------       ---------
Total fixed maturity securities                 $  20,857          $21,101         $  1,757      $  1,802
                                                 =========        =========      =========       =========

Major categories of AAL/LB's investment income for the year ended December 31, 2001, are summarized as follows (in millions):

Fixed maturity securities                                                                     $    1,487
Equity securities                                                                                     29
Mortgage loans                                                                                       446
Investment real estate                                                                                32
Certificate loans                                                                                     86
Other invested assets                                                                                114
                                                                                                  --------
Gross investment income                                                                            2,194
Investment expenses                                                                                   58
                                                                                                  --------
Net investment income                                                                          $   2,136
                                                                                                  ========

Note 2. Investments (Continued)

AAL/LB's realized gains and losses on investments for the year ended December 31, 2001, are summarized as follows
(in millions):

Securities available for sale:
    Fixed maturity securities:
      Gross realized gains                                                                      $    210
      Gross realized losses                                                                         (221)
    Equity securities:
      Gross realized gains                                                                           134
      Gross realized losses                                                                         (134)
Other investments, net                                                                                27
                                                                                                  --------
Net realized investment gains                                                                   $     16
                                                                                                  ========

Net unrealized gains/losses on securities available for sale credited directly to members' equity as accumulated other comprehensive income at December 31, 2001, were as follows (in millions):

Fair value adjustment to available for sale securities                                           $   271
Decrease in deferred acquisition costs                                                               (66)
                                                                                                  --------
Net unrealized gains on available for sale securities                                            $   205
                                                                                                  ========

The change in accumulated other comprehensive income due to unrealized gains/losses on securities available for sale for the year ended December 31, 2001, is as follows (in millions):

Fixed maturity securities available for sale                                                     $   396
Effect of transfer of held to maturity securities to
    available for sale (Note 1)                                                                       18
Equity securities available for sale                                                                (203)
Deferred acquisition costs                                                                           (75)
                                                                                                  --------
                                                                                                  $  136
                                                                                                  ========

The net change in unrealized gains/losses on securities available for sale is reported net of the reclassification adjustment for the year ended December 31, 2001, as follows (in millions):

Unrealized gains/losses on securities
  available for sale                                                                             $   187
    Less:  reclassification adjustment for realized
      gains included in net income                                                                    51
                                                                                                  --------
Change in unrealized gains/losses on
  securities available for sale                                                                  $   136
                                                                                                  ========

Note 2.  Investments (Continued)

AAL/LB invests in mortgage loans, principally involving commercial real estate.  Such investments consist of first mortgage liens on completed income producing properties.  AAL/LB manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types. The carrying values of mortgage loans were as follows as of December 31, 2001 (in millions):

Mortgage loans:
   Residential and commercial                                                                   $   5,097
   Loans to Lutheran Churches                                                                         683
                                                                                                  --------
      Total mortgage loans                                                                      $   5,780
                                                                                                  ========

The following table presents changes in the allowance for credit losses for the year ended December 31, 2001 (in millions):

Balance at beginning of year                                                                     $     89
Provisions for credit losses (credit)                                                                  (7)
                                                                                                  --------
Balance at end of year                                                                           $     82
                                                                                                  ========

AAL/LB's investment in mortgage loans includes $96,000,000 of loans that are considered to be impaired at December
31, 2001, for which the related allowance for credit losses are $15,000,000 at December 31, 2001. The average recorded investment in impaired loans during the year ended December 31, 2001, was $103,000,000. AAL/LB recorded interest income, using the accrual method, on impaired loans of $7,000,000 for 2001.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs for the year ended December 31, 2001, are as follows (in millions):

Balance at beginning of year                                                                     $  1,945
Capitalization of acquisition costs                                                                   232
Acquisition costs amortized                                                                          (168)
Change in unrealized investment gains/losses                                                          (75)
                                                                                                  --------
Balance at end of year                                                                            $ 1,934
                                                                                                  ========

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL/LB offers noncontributory defined retirement plans to substantially all home office and field employees.
Additionally, AAL/LB provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in the supplemental consolidated financial statements and the plans' funding status at December 31, 2001 (in millions):

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
Projected benefit obligation for services rendered to date            $    478                 $   67
Plan assets at fair value                                                  453                      -
                                                                      --------               --------
Funded (unfunded) status of the plan                                   $   (25)                $  (67)
                                                                      ========               ========
Accrued liability included in consolidated balance sheets                $   7                  $  56

The following summarizes certain assumptions included in the preceding schedules for the year ended December 31,
2001:

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
Discount rate                                                           7.0-7.5%                   7.5%
Expected return on plan assets                                          8.5-9.0%                   -
Rate of compensation increase                                           5.0%                       -
Health care trend rate                                                 -                           6.0%

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
                                                                              (In millions)
Benefit cost                                                       $         6             $        8
Employer contributions                                                       3                      2
Employee contributions                                                      -                       1
Benefits paid                                                               19                      3

At December 31, 2001, $151,000,000 of the retirement plans assets were held on deposit with AAL/LB and invested primarily in corporate bonds and mortgage loans through a deposit administration fund, which is part of the general assets of AAL/LB. The related retirement liability of $156,000,000 at December 31, 2001 is included in future certificate benefits in the Supplemental Consolidated Balance Sheet.

AAL/LB also has noncontributory defined contribution retirement plans (as defined under Internal Revenue Code section 401(k)) which cover substantially all home office and field employees and a noncontributory non-qualified deferred compensation plan which covers certain of it general agents.

Note 4. Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (Continued)

At December 31, 2001, approximately $152,000,000 of the defined contribution retirement plans' assets were held by AAL/LB and the remaining plan assets were held in separate trusts. An accrued liability of $152,000,000 was included in future certificate benefits at December 31, 2001 for the portion of plan assets held by AAL/LB. Expenses related to the defined contribution retirement plans for the year ended December 31, 2001 were $15,000,000. Accumulated vested deferred compensation benefits at December 31, 2001 totaled $71,000,000, and are included in other liabilities.

Note 5. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner's (NAIC) adopted a revised Accounting Practices and Procedures Manual. Wisconsin and Minnesota insurance laws and regulations define the NAIC manual as the prescribed method of accounting. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternals.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of members' equity, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to members' equity and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of members' equity rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies.

Summarized separate company statutory-basis financial information for AAL and LB on an unconsolidated basis is as follows (in millions):

                                                                              December 31, 2001
                                                                       AAL                       LB
                                                                     ---------               ----------
Assets                                                              $  22,435                 $  16,821
                                                                     =========               ==========

Liabilities                                                         $  20,565                 $  15,697
Unassigned funds                                                        1,870                     1,124
                                                                     ---------               ----------
Total liabilities and unassigned funds                              $  22,435                 $  16,821
                                                                     =========               ==========

Note 5.  Synopsis of Statutory Financial Results (Continued)

                                                                        Year ended December 31, 2001
                                                                        AAL                      LB
                                                                     ---------               ----------
Gain (loss) from operations before net realized capital losses       $    101                 $     (61)
Net realized capital (losses)                                             (36)                      (19)
                                                                     ---------               ----------
   Net gain (loss) from operations                                         65                       (80)
Total other changes                                                       (11)                      (14)
                                                                     ---------               ----------
Net change in unassigned surplus                                     $     54                 $     (94)
                                                                     =========               ==========

AAL and LB are in compliance with the statutory surplus requirements of all states.

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Supplemental Consolidated Balance Sheet for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the accompanying Supplemental Consolidated Balance Sheet for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

Financial Liabilities
The fair values for AAL/LB's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying Supplemental Consolidated Balance Sheet.

Note 6. Fair Value of Financial Instruments (Continued)

The carrying value and estimated fair value of AAL/LB's financial instruments at December 31, 2001, are as follows (in millions):

                                       Carrying               Estimated
                                         Value               Fair Value
                                       ---------             ----------
Financial Assets:
   Fixed maturities                  $   22,858           $   22,903
   Equity securities                      1,584                1,584
   Mortgage loans                         5,698                5,968
   Cash and cash equivalents              1,303                1,303
   Certificate loans                      1,276                1,276
   Separate account assets                9,777                9,777

Financial Liabilities:
   Deferred annuities                    10,175               10,119
   Separate account liabilities           9,726                9,726
   Other                                  1,408                1,404

Note 7. Commitments and Contingent Liabilities

AAL/LB is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Also, AAL/LB has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by AAL/LB, which appear to be similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. AAL/LB believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of AAL/LB.

Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL/LB. AAL/LB has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of guarantee of a letter of credit issued by local banks, AAL/LB is obligated to advance a maximum of $45,000,000 if a local civic organization is unable to make timely payments on its debt secured by a letter of credit from the local banks. AAL/LB's guarantee is secured by the civic organization's assets which include all funds held by the organization to support the debt and the organization's building. AAL/LB would acquire these assets in the event of default.

Aid Association for Lutherans
Consolidated Financial Statements
Years ended December 31, 2001, 2000 and 1999

Contents

Report of Independent Auditors

Consolidated Balance Sheets

Consolidated Statements of Income

Consolidated Statements of Changes in Certificateholders' Surplus

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of AAL's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young

Milwaukee, Wisconsin

January 23, 2002

                                                     Aid Association for Lutherans
                                                      Consolidated Balance Sheets

                                                                                            December 31
                                                                                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Assets
     Investments:
       Securities available for sale, at fair value
         Fixed maturities                                                       $  13,177              $  11,281
         Equity securities                                                            916                    825
       Fixed maturities held to maturity, at amortized cost                         1,757                  2,810
     Mortgage loans                                                                 3,445                  3,092
     Real estate                                                                       31                     45
       Certificate loans                                                              510                    501
       Other invested assets                                                           58                     67
---------------------------------------------------------------------------------------------------------------------------------------
       Total investments                                                           19,894                 18,621

     Cash and cash equivalents                                                        350                    200
     Accrued investment income                                                        211                    222
     Deferred acquisition costs                                                       755                    764
     Assets held in separate accounts                                               2,132                  2,164
     Other assets                                                                     136                    141
---------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                    $  23,478              $  22,112
=======================================================================================================================================

Liabilities and Certificateholders' Surplus
     Certificate liabilities and accruals:
       Future certificate benefits                                              $   3,447             $    3,210
       Unpaid claims and claim expenses                                               100                    119
---------------------------------------------------------------------------------------------------------------------------------------
       Total certificate liabilities and accruals                                   3,547                  3,329

     Certificateholder funds                                                       14,755                 13,819
     Liabilities related to separate accounts                                       2,132                  2,164
     Other liabilities                                                                179                    176
---------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                  20,613                 19,488

Certificateholders' Surplus
     Accumulated surplus                                                            2,730                  2,591
     Accumulated other comprehensive income                                           135                     33
---------------------------------------------------------------------------------------------------------------------------------------
Total Certificateholders' Surplus                                                   2,865                  2,624
Total Liabilities and Certificateholders' Surplus                               $  23,478              $  22,112
=======================================================================================================================================

                                                        See accompanying notes.

                                                     Aid Association for Lutherans
                                                   Consolidated Statements of Income

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Revenue
     Insurance premiums                                                       $  503           $  470          $  419
     Insurance charges                                                           330              318             307
     Net investment income                                                     1,353            1,330           1,266
     Net realized investment gains                                                24               94             103
     Mutual fund and other revenue                                                98              110              96
---------------------------------------------------------------------------------------------------------------------------------------
Total revenue                                                                  2,308            2,322           2,191

Benefits and expenses
     Certificate claims and other benefits                                       453              431             383
     Increase in certificate reserves                                            240              197             184
     Interest credited                                                           859              840             809
     Surplus refunds                                                             114              120             115
---------------------------------------------------------------------------------------------------------------------------------------
     Total benefits                                                            1,666            1,588           1,491

     Underwriting, acquisition and insurance expenses                            314              282             269
     Amortization of deferred acquisition costs                                   70               96              86
     Fraternal benefits and expenses                                             119              128             119
---------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                              503              506             474
Total benefits and expenses                                                    2,169            2,094           1,965
Net income                                                                    $  139           $  228          $  226
=======================================================================================================================================

See accompanying notes.

                                                     Aid Association for Lutherans
                                   Consolidated Statements of Changes in Certificateholders' Surplus

                                                                                        Accumulated
                                                                                           other                 Total
                                                                   Accumulated         comprehensive      certificateholders'
                                                                      surplus          income (loss)            surplus
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Millions)

Balance at January 1, 1999                                           $  2,137              $   411             $  2,548
     Comprehensive loss
       Net income                                                         226                    -                  226
       Change in unrealized gains/losses
       on securities available for sale*                                    -                 (420)                (420)
     Total comprehensive loss                                                                                      (194)
---------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1999                                            2,363                   (9)               2,354
     Comprehensive income
       Net income                                                         228                    -                  228
       Change in unrealized gains/losses
       on securities available for sale*                                    -                   42                   42
     Total comprehensive income                                                                                     270
---------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 2000                                            2,591                   33                2,624
     Comprehensive income
       Net income                                                         139                    -                  139
       Change in unrealized gains/losses
       on securities available for sale*                                    -                  102                  102
     Total comprehensive income                                                                                     241
---------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001                                         $  2,730             $    135             $  2,865
=======================================================================================================================================

* Net change in unrealized gains/losses on securities available for sale is reported net of reclassification adjustment calculated as follows:
                                                                        2001                 2000                  1999
---------------------------------------------------------------------------------------------------------------------------------------
Unrealized gains/losses on
     securities available for sale                                     $  161               $  214              $  (237)
Less: reclassification adjustment for
     realized gains included in net income                                 59                  172                  183
---------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized gains/losses
     on securities available for sale                                  $  102                $  42              $  (420)
=======================================================================================================================================

                                                        See accompanying notes.

                                                     Aid Association for Lutherans
                                                 Consolidated Statements of Cash Flows

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Operating Activities:
     Net Income                                                             $    139         $    228        $    226
     Adjustments to reconcile net income to net cash
     provided by operating activities:
     Increase in certificate liabilities and accruals                            218              221             157
     Increase in certificateholder funds                                         773              505             487
     Increase in deferred acquisition costs                                      (41)             (17)            (24)
     Realized gains on investments                                               (24)             (94)           (103)
     Provisions for amortization                                                  15               18              19
     Changes in other assets and liabilities                                      10              (12)             (1)
---------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                      1,090              849             761

Investing Activities:
     Securities available for sale:
       Purchases - fixed maturities                                           (6,733)          (3,518)         (3,839)
       Sales - fixed maturities                                                4,339            1,625           1,449
       Maturities and calls - fixed maturities                                 1,621              790             972
       Purchases - equities                                                     (948)            (768)           (580)
       Sales - equities                                                          743              732             636
     Securities held to maturity:
       Purchases                                                                (185)            (156)            (82)
       Maturities and calls                                                      382              616             730
     Mortgage loans funded                                                      (613)            (184)           (249)
     Mortgage loans repaid                                                       267              266             266
     Certificate loans, net                                                       (9)              (7)              6
     Other                                                                        33              (74)            (41)
---------------------------------------------------------------------------------------------------------------------------------------
     Net cash used in investing activities                                    (1,103)            (678)           (732)

Financing Activities:
     Universal life and investment contract receipts                           1,220            1,045           1,028
     Universal life and investment contract withdrawals                       (1,057)          (1,259)         (1,046)
---------------------------------------------------------------------------------------------------------------------------------------
     Net cash provided by (used in) financing activities                         163             (214)            (18)
Net increase (decrease) in cash and cash equivalents                             150              (43)             11
Cash and cash equivalents, beginning of year                                     200              243             232
---------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                                        $  350           $  200          $  243
=======================================================================================================================================

See accompanying notes.

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Aid Association for Lutherans (AAL) completed a merger with Lutheran Brotherhood, a Minnesota-domiciled fraternal benefit society (see Note 8). AAL provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL members are served by district representatives across the country and are offered ancillary services through various AAL subsidiaries and affiliates. Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and banking and trust services are available to members and the general public by AAL Bank & Trust, FSB (AALBT). CMC and AALBT are wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary.

Basis of Presentation
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALBT and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

On January 1, 2001, AAL adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". Statement No. 133 requires AAL to recognize all derivative instruments on the balance sheet at fair value. Because of AAL's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or accumulated surplus of AAL. However, as allowed by Statement No. 133, as of January 1, 2001, AAL transferred $871,000,000 of its held to maturity securities to the available for sale category. The effect of this transfer on accumulated other comprehensive income is described in Note 2.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)
Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders' surplus as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.5% to 9.6% for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 2001 was 7.0% for universal life, 5.5% for portfolio-average deferred annuities, and ranged from 4.6% to 6.9% for investment generation deferred annuities.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's consolidated financial statements.

Reclassifications
Certain 2000 and 1999 amounts have been reclassified to conform with their 2001 presentation.

Note 2. Investments

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                                      Gross         Gross        Estimated
                                                                      Amortized    Unrealized    Unrealized        Fair
                                                                        Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Available for sale securities at
     December 31, 2001:
     Fixed maturity securities:
       Loan-backed obligations of U.S.
           Government corporations and agencies                     $   3,253     $     25       $    (14)      $   3,264
     Obligations of other governments,
           states and political subdivisions                               43            3              -              46
       Corporate bonds                                                  7,434          169            (90)          7,513
       Mortgage & asset-backed securities                               2,303           66            (15)          2,354
---------------------------------------------------------------------------------------------------------------------------------------
       Total fixed maturity securities                                 13,033          263           (119)         13,177
     Equity securities                                                    896          146           (126)            916
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                               $  13,929      $   409        $  (245)       $ 14,093
=======================================================================================================================================

Held to maturity securities at
     December 31, 2001:
     Fixed maturity securities:
       U.S. Treasury securities and
           non-loan-backed obligations of
           U.S. Government corporations and
           agencies                                               $        16     $      1      $       -      $       17
       Corporate bonds                                                  1,741           52             (8)          1,785
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                              $    1,757      $    53       $     (8)       $  1,802
=======================================================================================================================================

Note 2.  Investments (continued)

                                                                                      Gross         Gross        Estimated
                                                                      Amortized    Unrealized    Unrealized        Fair
                                                                        Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Available for sale securities at
     December 31, 2000:
     Fixed maturity securities:
       Loan-backed obligations of U.S.
          Government corporations and agencies                       $  2,431     $     14       $    (23)     $    2,422
       Obligations of other governments,
       states and political subdivisions                                   17            -              -              17
       Corporate bonds                                                  7,216           91           (224)          7,083
       Mortgage & asset-backed securities                               1,734           31             (6)          1,759
---------------------------------------------------------------------------------------------------------------------------------------
       Total fixed maturity securities                                 11,398          136           (253)         11,281
     Equity securities                                                    696          175            (46)            825
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                                 $12,094      $   311        $  (299)      $  12,106
=======================================================================================================================================

Held to maturity securities at
     December 31, 2000:
     Fixed maturity securities:
       U.S. Treasury securities and
           non-loan-backed obligations of
           U.S. Government corporations and
           agencies                                                 $     143    $       7     $        -     $       150
       Loan-backed obligations of U.S. Government
           corporations and agencies                                      107            2              -             109
       Obligations of other governments,
           states and political subdivisions                               39            -              -              39
       Corporate bonds                                                  2,214           53            (21)          2,246
       Mortgage & asset-backed securities                                 307            6             (1)            312
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                                $  2,810     $     68       $    (22)     $    2,856
=======================================================================================================================================

Note 2.  Investments (continued)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    Available for Sale                Held to Maturity
---------------------------------------------------------------------------------------------------------------------------------------
                                                                 Amortized          Fair           Amortized          Fair
                                                                   Cost             Value            Cost             Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                        (In Millions)
Due in one year or less                                          $    572       $    580         $    108         $    111
Due after one year through five years                               3,899          3,959              771              781
Due after five years through ten years                              2,668          2,679              587              611
Due after ten years                                                   338            341              291              299
---------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities excluding
     mortgage and asset-backed bonds                                7,477          7,559            1,757            1,802
Loan-backed obligations of U.S. Government
     corporations and agencies                                      3,253          3,264                -                -
Mortgage and asset-backed securities                                2,303          2,354                -                -
---------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                   $13,033        $13,177          $ 1,757          $ 1,802
=======================================================================================================================================

Major categories of AAL's investment income are summarized as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fixed maturity securities                                                    $   998          $ 1,001        $    942
Equity securities                                                                 13               21              13
Mortgage loans                                                                   265              259             270
Investment real estate                                                             8               10              11
Certificate loans                                                                 36               35              35
Other invested assets                                                             41               13               5
---------------------------------------------------------------------------------------------------------------------------------------
Gross investment income                                                        1,361            1,339           1,276
Investment expenses                                                                8                9              10
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        $ 1,353          $ 1,330         $ 1,266
=======================================================================================================================================

Note 2.  Investments (continued)

AAL's realized gains and losses on investments are summarized as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Securities available for sale:
     Fixed maturity securities:
       Gross realized gains                                                  $    96         $     17        $     14
       Gross realized losses                                                     (90)             (45)            (18)
     Equity securities:
       Gross realized gains                                                      101              171             152
       Gross realized losses                                                    (102)             (76)            (62)
Other investments, net                                                            19               27              17
---------------------------------------------------------------------------------------------------------------------------------------
Net realized investment gains                                                $    24          $    94         $   103
=======================================================================================================================================

Net unrealized gains/losses on securities available for sale credited directly to certificateholders' surplus as accumulated other comprehensive income (loss) were as follows:

                                                                                            December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fair value adjustment to available for sale securities                       $   164          $    12         $   (90)
Increase (decrease) in deferred acquisition costs                                (29)              21              81
---------------------------------------------------------------------------------------------------------------------------------------
Net unrealized gains (losses) on available for
     sale securities                                                         $   135          $    33        $     (9)
=======================================================================================================================================

The change in accumulated other comprehensive income (loss) due to unrealized gains/losses on securities available for sale is as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fixed maturity securities available for sale                                $    243         $    257        $   (527)
Effect of transfer of held to maturity securities to
     available for sale (Note 1)                                                  18                -               -
Equity securities available for sale                                            (109)            (155)             (9)
Deferred acquisition costs                                                       (50)             (60)            116
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            $    102        $      42        $   (420)
=======================================================================================================================================

Note 2.  Investments (continued)

AAL invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 2001:

                                                                                        Principal           Percent
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                              (In Millions)
Geographic Region:
     South Atlantic                                                                     $  1,091                30.9
     Pacific                                                                               1,018                28.8
     Midwest                                                                                 813                23.1
     Other                                                                                   605                17.2
---------------------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Loans                                                               $  3,527               100.0
=======================================================================================================================================

Property Type:
     Industrial                                                                         $  1,062                30.1
     Office                                                                                  799                22.7
     Retail                                                                                  452                12.8
     Residential                                                                             340                 9.6
     Church                                                                                  288                 8.2
     Other                                                                                   586                16.6
---------------------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Loans                                                              $   3,527               100.0
=======================================================================================================================================

The following table presents changes in the allowance for credit losses:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Balance at January 1                                                          $   89           $  107          $  118
Provisions for credit losses (credit)                                             (7)             (18)            (11)
---------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31                                                        $   82          $    89          $  107
=======================================================================================================================================

AAL's investment in mortgage loans includes $96,000,000 and $109,000,000 of loans that are considered to be impaired at December 31,
2001 and 2000, respectively, for which the related allowance for credit losses are $15,000,000 and $16,000,000 at December 31, 2001 and 2000, respectively. The average recorded investment in impaired loans during the years ended December 31, 2001, 2000, and 1999, was $103,000,000, $134,000,000, and $192,000,000, respectively. AAL recorded interest income, using the accrual method, on impaired loans of $7,000,000, $8,000,000 and $14,000,000 for 2001, 2000 and 1999, respectively.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:
                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Balance at beginning of year                                                  $  764           $  807          $  667
Acquisition costs deferred:
     Commissions                                                                  79               83              81
     Other costs                                                                  32               30              29
---------------------------------------------------------------------------------------------------------------------------------------
     Total deferred                                                              111              113             110
Acquisition costs amortized                                                      (70)             (96)            (86)
---------------------------------------------------------------------------------------------------------------------------------------
Increase in deferred acquisition costs                                            41               17              24
Change related to unrealized gains/losses on
     fixed maturity investments recorded
     directly to certificateholders' surplus as
     comprehensive income (loss)                                                 (50)             (60)            116
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                         (9)             (43)            140
Balance at end of year                                                        $  755           $  764          $  807
=======================================================================================================================================

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL offers a noncontributory defined retirement plan and a contributory savings plan to substantially all home office and field employees.  The savings plan is defined under the Internal Revenue Code section 401(k) as a profit sharing plan that allows participant contributions on a before-tax basis as well as an after-tax basis.  AAL also provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

                                                                     Retirement Plans                 Other Benefits
                                                                                         December 31
                                                                   2001            2000            2001          2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Millions)
Projected benefit obligation for services
     rendered to date                                            $  317          $  298          $   67        $   63
Plan assets at fair value                                           302             330               -             -
---------------------------------------------------------------------------------------------------------------------------------------
Funded (unfunded) status of the plan                              $ (15)         $   32         $   (67)      $   (63)
=======================================================================================================================================
Accrued liability included in
     consolidated balance sheets                                 $   12          $   10          $   56        $   50

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (continued)

The following summarizes certain assumptions included in the preceding schedule:

                                                                     Retirement Plans                Other Benefits
                                                                  ----------------------          ---------------------

                                                                                   Years Ended December 31
                                                               2001       2000       1999       2001       2000      1999
---------------------------------------------------------------------------------------------------------------------------------------
Discount rate                                                   7.5%       7.5%      7.5%       7.5%       7.5%      7.5%
Expected return on plan assets                                  9.0        9.0       9.0        -          -         -
Rate of compensation increase                                   5.0        5.0       5.0        -          -         -
Health care trend rate                                          -          -         -          6.0        6.0       6.0

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Savings Plan
     Benefit cost                                                              $   -            $   -           $   -
     Employer contributions                                                        6                5               5
     Employee contributions                                                       20               19              18
     Benefits paid                                                                17               25              18

Retirement Plans
     Benefit cost                                                              $   2            $   -           $   4
     Employer contributions                                                        -                -               -
     Employee contributions                                                        -                -               -
     Benefits paid                                                                13               11              11

Other Benefits
     Benefit cost                                                              $   8            $   9           $   4
     Employer contributions                                                        2                3               -
     Employee contributions                                                        1                1               -
     Benefits paid                                                                 3                4               2

Note 5. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the National Association of Insurance Commissioner's ("NAIC") Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompassed all accounting practices that were not prescribed. Effective January 1, 2001, the NAIC adopted a revised Accounting Practices and Procedures Manual that was updated in a process referred to as Codification. Wisconsin insurance laws and regulations define the NAIC manual as the prescribed method of accounting. The revised NAIC manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that AAL uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles due to Codification on AAL's statutory-basis capital and surplus as of January 1, 2001, was an increase of $25,000,000.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of certificateholders' surplus, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies. Summarized statutory-basis financial information for AAL on an unconsolidated basis is as follows:

                                                                                            December 31
                                                                                      2001              2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Assets                                                                            $   22,435        $   21,502
=======================================================================================================================================

Liabilities                                                                       $   20,565        $   19,685
Unassigned funds                                                                       1,870             1,817
---------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and unassigned funds                                            $   22,435        $   21,502
=======================================================================================================================================

Note 5.  Synopsis of Statutory Financial Results (continued)

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Premium income and certificate proceeds                                     $  1,719         $  1,639        $  1,651
Net investment income                                                          1,335            1,321           1,256
Other income                                                                      59               66              66
---------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                              3,113            3,026           2,973

Certificateholders' benefits                                                   1,393            1,566           1,292
Reserve increase                                                                 887              503             583
Interest & adjustments on certificates and
     deposit-type contracts                                                       68               42              37
Surplus refunds                                                                  112              121             117
Commissions and operating costs                                                  418              411             402
Other                                                                            134              280             374
---------------------------------------------------------------------------------------------------------------------------------------
Total benefits and expenses                                                    3,012            2,923           2,805

Net gain from operations                                                         101              103             168
Net realized capital gains (losses)                                              (36)              66              88
---------------------------------------------------------------------------------------------------------------------------------------
     Net income                                                             $     65         $    169        $    256
=======================================================================================================================================

AAL is in compliance with the statutory surplus requirements of all states.

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Note 6. Fair Value of Financial Instruments (continued)

Certificate Loans
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.

Financial Liabilities
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying Consolidated Balance Sheets.

The carrying value and estimated fair value of AAL's financial instruments are as follows:

                                                                        2001                              2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                             Carrying          Estimated        Carrying         Estimated
                                                               Value          Fair Value          Value         Fair Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                      (In Millions)
Financial Assets:
     Fixed maturities                                       $  14,934          $  14,979        $  14,091         $  14,137
     Equity securities                                            916                916              825               825
     Mortgage loans                                             3,445              3,529            3,092             3,393
     Cash and cash equivalents                                    350                350              200               200
     Certificate loans                                            510                510              501               501
     Separate account assets                                    2,132              2,132            2,164             2,164

Financial Liabilities:
     Deferred annuities                                         7,718              7,699            7,398             7,368
     Separate account liabilities                               2,132              2,132            2,164             2,164
     Other                                                        795                791              723               719

Note 7. Contingent Liabilities

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL. AAL has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of guarantee of a letter of credit issued by local banks, AAL is obligated to advance a maximum of $45,000,000 if a local civic organization is unable to make timely payments on its debt secured by a letter of credit from the local banks. AALguarantee is secured by the civic organization's assets which include all funds held by the organization to support the debt and the organization's building. AAL would acquire these assets in the event of default.

Note 8. Subsequent Event

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood, a Minnesota-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001. The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements will include Lutheran Brotherhood's financial data as if Lutheran Brotherhood had always been part of AAL.

The following unaudited pro forma combined financial data is presented for informational purposes only. It is not necessarily indicative of the results of operations or of the financial position that would have occurred had the merger been completed during the periods or as of the date for which the pro forma data is presented. It is also not necessarily indicative of the combined company's future results of operations or financial position.

Unaudited Pro forma Combined Statements of Income Data (in millions):

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
Revenue                                                                      $  4,150        $  4,144        $  3,944
Net income                                                                        135             356             373

Unaudited Pro forma Combined Balance Sheet Data (in millions):

                                                                                            December 31
                                                                                      2001              2000
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       $  45,895        $  44,835
Total certificateholders' surplus                                                      5,343            5,076
--------------------------------------------------------------------------------------------------------------------------------------

Lutheran Brotherhood
Consolidated Financial Statements
Years ended December 31, 2001, 2000 and 1999

Contents

Report of Independent Accountants

Consolidated Balance Sheet

Consolidated Statement of Operations

Consolidated Statement of Members' Equity

Consolidated Statement of Cash Flows

Notes to Consolidated Financial Statements

[PricewaterhouseCoopers LLP Logo]

PricewaterhouseCoopers LLP
650 Third Avenue South
Suite 1300
Minneapolis MN 55402-4333
Telephone (612) 596 6000
Facsimile (612) 373 7160

Report of Independent Accountants

To the Board of Directors and Members of
Aid Association for Lutherans/Lutheran Brotherhood:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, of members' equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood (the Society) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Society's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 14 to the financial statements, on January 1, 2002, Lutheran Brotherhood merged with and into Aid Association for Lutherans.

/s/PricewaterhouseCoopers LLP

March 1, 2002

                                                         Lutheran Brotherhood
                                                      Consolidated Balance Sheet
                                                      December 31, 2001 and 2000
                                                         (Dollars in millions)

Assets                                                                                                  2001           2000
Investments:
   Fixed income securities available for sale, at fair value                                         $   7,924     $   7,374
   Equity securities available for sale, at fair value                                                     668           722
Mortgage loans                                                                                           2,253         2,236
Real estate                                                                                                 90            65
Loans to contractholders                                                                                   766           748
Short-term investments                                                                                     325           290
Other invested assets                                                                                      330           223
                                                                                                      --------      --------

     Total investments                                                                                  12,356        11,658

Cash and cash equivalents                                                                                  953           749
Deferred policy acquisition costs                                                                        1,179         1,181
Investment income due and accrued                                                                          135           137
Other assets                                                                                               151           156
Separate account assets                                                                                  7,645         8,842
                                                                                                      --------      --------

     Total assets                                                                                     $ 22,419      $ 22,723
                                                                                                      --------      --------

                      Liabilities and Members' Equity
Liabilities:
   Contract reserves                                                                                 $   6,489     $   5,988
   Contractholder funds                                                                                  4,584         4,484
   Benefits in the process of payment                                                                       67            63
   Dividends payable                                                                                       111           117
   Amounts due to brokers                                                                                  660           413
   Other liabilities                                                                                       432           364
   Separate account liabilities                                                                          7,594         8,842
                                                                                                      --------      --------

     Total liabilities                                                                                  19,937        20,271
                                                                                                      --------      --------

Members' equity:
   Accumulated other comprehensive income                                                                   70            36
   Retained earnings                                                                                     2,412         2,416
                                                                                                      --------      --------

     Total members' equity                                                                               2,482         2,452
                                                                                                      --------      --------

     Total liabilities and members' equity                                                             $22,419       $22,723
                                                                                                      ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                                 Consolidated Statement of Operations
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                                          2001           2000          1999
Revenues:
   Premiums                                                                             $   724        $   667       $   618
   Net investment income                                                                    783            799           748
   Net realized investment (losses) gains                                                    (8)            16            87
   Contract charges                                                                         214            211           189
   Annuity considerations and other income                                                  129            129           111
                                                                                       --------       --------      --------

     Total revenues                                                                       1,842          1,822         1,753

Benefits and other deductions:
   Net additions to contract reserves                                                       538            462           420
   Contractholder benefits                                                                  666            643           612
   Dividends                                                                                230            230           217
   Commissions and operating expenses                                                       236            223           213
   Amortization of deferred policy acquisition costs                                         98             48            66
   Fraternal activities                                                                      82             79            77
                                                                                       --------       --------      --------

     Total benefits and other deductions                                                  1,850          1,685         1,605
                                                                                       --------       --------      --------

Income (loss) before income taxes                                                            (8)           137           148
(Benefit from) provision for income taxes                                                    (4)             9             1
                                                                                       --------       --------      --------

Net income (loss)                                                                      $     (4)       $   128       $   147
                                                                                       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                               Consolidated Statement of Members' Equity
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                           Accumulated Other
                                                                      Comprehensive Income (Loss)
                                                                      ---------------------------
                                                                                      Unrealized
                                                                      Unrealized     Gains/Losses                      Total
                                                   Comprehensive     Gains/Losses    Acquisition      Retained       Members'
                                                       Income        Investments        Costs         Earnings        Equity

Balance at December 31, 1998                                            $  479          $  (110)       $ 2,141       $ 2,510
Comprehensive income:
   Net income                                          $   147               -                -            147           147
   Other comprehensive income (loss)                      (353)           (527)             174             -           (353)
                                                       --------         --------       --------       --------      --------

     Total comprehensive loss                          $  (206)
                                                       ========

Balance at December 31, 1999                                               (48)              64          2,288         2,304
Comprehensive income:
   Net income                                          $   128              -                -             128           128
   Other comprehensive income (loss)                        20              96              (76)            -             20
                                                       --------         --------       --------       --------      --------

     Total comprehensive income                        $   148
                                                       ========

Balance at December 31, 2000                                                48              (12)         2,416         2,452
Comprehensive income:
   Net loss                                          $      (4)             -                -              (4)           (4)
   Other comprehensive income (loss)                        34              59              (25)            -             34
                                                       --------         --------       --------       --------      --------

     Total comprehensive income                       $     30
                                                       ========

Balance at December 31, 2001                                            $  107         $    (37)       $ 2,412       $ 2,482
                                                                        ========       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                                 Consolidated Statement of Cash Flows
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                                         2001           2000          1999

Cash flows from operating activities:
   Net income (loss)                                                                 $       (4)      $    128      $    147
   Adjustments to reconcile net income (loss) to net
       cash provided by operating activities:
     Depreciation and amortization                                                           17             10             3
     Deferred policy acquisition costs                                                      (23)           (98)          (64)
     Equity in earnings of other invested assets                                              7             (8)           (5)
     Net realized investment losses (gains)                                                   8            (16)          (87)
   Change in operating assets and liabilities:
     Loans to contractholders                                                               (18)           (27)          (22)
     Other assets                                                                            (9)           (31)          (58)
     Contract reserves and contractholder funds                                             601            382           371
Other liabilities                                                                            66             63            73
                                                                                       --------       --------      --------

       Total adjustments                                                                    649            275           211
                                                                                       --------       --------      --------

       Net cash provided by operating activities                                            645            403           358
                                                                                       --------       --------      --------

Cash flows from investing activities:
   Proceeds from investments sold, matured or repaid:
     Fixed income securities available for sale                                          14,179          7,252         9,768
     Equity securities available for sale                                                   286            430           564
     Mortgage loans                                                                         297            184           228
     Short-term investments                                                                 678            523           799
     Other invested assets                                                                   24            376           133
   Costs of investments acquired:
     Fixed income securities available for sale                                         (14,426)        (8,076)       (9,869)
     Equity securities available for sale                                                  (326)          (320)         (514)
     Mortgage loans                                                                        (313)          (317)         (358)
     Short-term investments                                                                (707)          (598)         (599)
     Other invested assets                                                                  (83)          (109)          (64)
     Investment in separate accounts                                                        (50)            -              -
                                                                                       --------       --------      --------

       Net cash (used in) provided by investing activities                                 (441)          (655)           88
                                                                                       --------       --------      --------

Net increase (decrease) in cash and cash equivalents                                        204           (252)          446

Cash and cash equivalents, beginning of year                                                749          1,001           555
                                                                                       --------       --------      --------

Cash and cash equivalents, end of year                                                $     953       $    749       $ 1,001
                                                                                       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Notes to Consolidated Financial Statements
(Dollars in millions)

  Organization and Basis of Presentation

  Nature of Operations and Principles of Consolidation
  The accompanying consolidated financial statements include the accounts of Lutheran Brotherhood (the Society), a fraternal benefit organization offering life insurance and related financial service products as well as fraternal benefits for Lutherans throughout the United States. Also included in the accounts of the Society are its wholly owned subsidiary, Lutheran Brotherhood Financial Corporation (LBFC), which is the parent company of Lutheran Brotherhood Variable Insurance Products Company (LBVIP), a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank.

  The Society's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). All significant intercompany balances and transactions have been eliminated in consolidation.

  Effective January 1, 2002, the Society has merged with and into Aid Association for Lutherans (AAL). Refer to Note 14 for further details.

  Summary of Significant Accounting Policies

  Use of Estimates
  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Financial Statement Presentation
  Certain prior year amounts in the financial statements and notes to the financial statements have been reclassified to conform to the 2001 financial statement presentation.

  Cash and Cash Equivalents
  Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of 90 days or less.

  Investments
  See disclosures regarding the determination of fair value of financial instruments at Note 10.

  Carrying value of investments is determined as follows:

            Fixed income securities                         Fair value
            Equity securities                               Fair value
            Mortgage loans on real estate                   Amortized cost less impairment allowance
            Investment real estate                          Cost less accumulated depreciation and impairment allowance
            Real estate joint ventures                      Equity accounting method
            Real estate acquired through foreclosure        Lower of cost or fair value less estimated cost to sell
            Loans to contractholders                        Unpaid principal balance
            Short-term investments                          Amortized cost
            Other invested assets                           Equity accounting method

  Fixed income securities which may be sold prior to maturity and equity securities (common stock and nonredeemable preferred stock) are classified as available for sale.

  Realized investment gains and losses on sales of securities are determined on a first-in, first-out method for fixed income securities and the average cost method for equity securities and are reported in the Consolidated Statement of Operations. Unrealized investment gains and losses on fixed income and equity securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred acquisition costs and net applicable deferred taxes, are reported as other comprehensive income.

  The investment portfolio is reviewed for investments that may have experienced a decline in fair value considered to be other than temporary. Mortgage loans are considered impaired when it is probable that the Society will be unable to collect all amounts according to the contractual terms of the loan agreement. Real estate is considered impaired when the carrying value exceeds the fair value. In cases where impairment is present, valuation allowances are established and netted against the asset categories to which they apply and changes in the valuation allowances are included in realized investment gains or losses.

  Deferred Policy Acquisition Costs
  Those costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred. Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of contract issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if those gains or losses had been realized, with corresponding credits or charges included in other comprehensive income.

  For participating-type long duration contracts, deferred acquisition costs are amortized over the expected average life of the contracts in proportion to estimated gross margins. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross margins are revised.

  For universal life-type and investment-type contracts, deferred acquisition costs are amortized over the average expected life of the contracts in proportion to estimated gross profits from mortality, investment, and expense margins and surrender charges. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

  For health insurance and certain term life insurance contracts, deferred acquisition costs are amortized over the average expected premium paying period, in proportion to expected premium revenues at the time of issue.

  Separate Accounts
  Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners. The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Society. The assets of the variable accounts will not be applied to the liabilities arising out of any other business conducted by the Society. Assets are valued at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Society's consolidated net (loss) income.

  Derivative Financial Instruments
  The Society's current utilization of derivative financial instruments is not significant. Most of the Society's derivative transactions are used to reduce or modify interest rate risk and to replicate assets in certain markets. These strategies use future contracts, option contracts, interest rate swaps, foreign currency swaps and structured securities. The Society does not use derivative instruments for speculative purposes. The effect of derivative transactions is not significant to the Society's results of operations or financial position.

  Effective January 1, 2001, the Society adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133), as amended, which requires that the Society recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. Given the Society's limited use of derivative instruments, the adoption of SFAS No. 133 did not have a significant impact on the financial position or results of operations of the Society.

  Other Assets
  Other assets include property and equipment reported at depreciated cost. The Society provides for depreciation of property and equipment using the straight-line method over the useful lives of the assets which are three to ten years for equipment and forty years for property.

  Contract Reserves and Contractholder Funds
  Liabilities for future contract benefits on participating-type long duration contracts are the net level premium reserve for death benefits. Liabilities are calculated using dividend fund interest rates and mortality rates guaranteed in calculating cash surrender values.

  Liabilities for future contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

  Liabilities for future contract benefits on health insurance and certain term life insurance contracts are calculated using the net level premium method and assumptions as to investment yields, mortality, morbidity and withdrawals. The assumptions, made at the time of issue, are based on best estimates of expected experience and include provision for possible adverse deviation.

  Liabilities for future contract benefits on limited-payment contracts are determined using appropriate assumptions for investment yields, mortality, morbidity and expenses, including a provision for the risk of adverse deviation.

  Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience. Actual future experience could differ from these estimates.

  Premium Revenue and Benefits to Contractholders
  Recognition of Certain Participating-Type Contract Revenue and Benefits to Contractholders

  Participating-type contracts are long-duration contracts with expected dividends to contractholders based on actual experience, paid in proportion to the contractholder's contribution to surplus. Premiums are recognized as revenues when due. Death and surrender benefits are reported as expenses when incurred.

  Recognition of Universal Life-Type Contract Revenue and Benefits to Contractholders

  Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances. Amounts received as payments for such contracts are not reported as premium revenues.

  Revenues for universal life-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration. Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

  Recognition of Investment Contract Revenue and Benefits to Contractholders

  Contracts that do not subject the Society to risks arising from contractholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities, immediate annuities and supplementary contracts are considered investment contracts. Amounts received as payments for such contracts are not reported as premium revenues.

  Revenues for investment contracts consist of investment income and contract administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

  Recognition of Limited-Payment Contract Revenue and Benefits to Contractholders

  Limited-payment contracts subject the Society to contractholder mortality and morbidity risks over a period that extends beyond the premium paying period. Certain annuities and supplementary contracts with life contingencies are considered limited-payment contracts. Considerations are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

  Recognition of Term Life and Health Revenue and Benefits to Contractholders

  Products with fixed and guaranteed premiums and benefits consist principally of health insurance contracts and certain term life contracts. Premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

  Dividends
  The dividend scale, approved annually by the Board of Directors, seeks to achieve equity among contractholders. Dividends charged to operations represent an estimation of those incurred during the current year.

  Income Taxes
  Lutheran Brotherhood qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been made. Lutheran Brotherhood's subsidiary, Lutheran Brotherhood Financial Corporation (LBFC) is a taxable entity. LBFC and its subsidiaries file a consolidated federal income tax return. Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  The provision for income taxes reflected on the Consolidated Statement of Operations consisted of federal and state income tax expense (benefit) of $(4), $9 and $1 for the years ended December 31, 2001, 2000 and 1999, respectively. At December 31, 2001 and 2000, LBFC had recorded a net deferred federal income tax liability of $40 and $41, respectively. The deferred tax liability arises from the temporary differences related primarily to reserves held for future benefits and deferred acquisitions costs as computed for financial statement and tax return purposes.

  Investments

  Fixed Income Securities
  Investments in fixed income securities at December 31, 2001 and 2000 follow:

                                                                           Available for Sale (Carried at Fair Value)
                                                                                        December 31, 2001
                                                                        ------------------------------------------------

                                                                    Amortized        Unrealized     Unrealized        Fair
                                                                       Cost            Gains          Losses          Value
   Fixed income securities:
       U.S. government                                                $    760          $    30      $      (2)     $    788
       Mortgage-backed securities                                        2,404               38             (7)        2,435
       Non-investment grade bonds                                          740               15            (70)          685
       Corporate and other bonds                                         3,920              140            (44)        4,016
                                                                       --------        --------        --------     --------

           Total available for sale                                    $ 7,824           $  223        $  (123)      $ 7,924
                                                                       ========        ========        ========     ========

                                                                           Available for Sale (Carried at Fair Value)
                                                                                        December 31, 2000
                                                                        ------------------------------------------------

                                                                    Amortized        Unrealized     Unrealized        Fair
                                                                       Cost            Gains          Losses          Value
     Fixed income securities:
       U.S. government                                                $    771          $    36      $      (1)     $    806
       Mortgage-backed securities                                        2,224               26            (14)        2,236
       Non-investment grade bonds                                          725                5           (106)          624
       Corporate and other bonds                                         3,710               90            (92)        3,708
                                                                       --------        --------        --------     --------

           Total available for sale                                    $ 7,430           $  157        $  (213)      $ 7,374
                                                                       ========        ========        ========     ========

     The amortized cost and fair value of fixed income securities available for sale as of December 31, 2001 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.
                                                                                                     Amortized        Fair
                                                                                                        Cost          Value

     One year or less                                                                                $     142     $     145
     After one year through five years                                                                   1,420         1,454
     After five years through ten years                                                                  2,061         2,085
     After ten years                                                                                     1,797         1,805
     Mortgage-backed securities                                                                          2,404         2,435
                                                                                                       --------     --------

       Total available for sale                                                                       $  7,824      $  7,924
                                                                                                       ========     ========

     Equity Securities
     Investments in equity securities and preferred stock at December 31, 2001 and 2000 are as follows:

                                                                                                          2001          2000

     Cost                                                                                            $     658     $     618
     Gross unrealized gains                                                                                 96           171
     Gross unrealized losses                                                                               (86)          (67)
                                                                                                       --------     --------

     Carrying value                                                                                  $     668     $     722
                                                                                                       ========     ========

     Mortgage Loans and Real Estate
     The Society's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, borrower and loan size.

     At December 31, the carrying values of mortgage loans and real estate investments were as follows:

                                                                                                          2001         2000
     Mortgage loans:
       Residential and commercial                                                                     $  1,858      $  1,865
       Loans to Lutheran Churches                                                                          395           371
                                                                                                       --------     --------

             Total mortgage loans                                                                     $  2,253      $  2,236
                                                                                                       ========     ========

     Real estate:
       To be disposed of                                                                          $         -     $        1
       To be held and used                                                                                  90            64
                                                                                                       --------     --------

             Total real estate                                                                      $       90    $       65

  Derivative Instruments
  At December 31, 2001, the Society's derivative instruments, as defined by SFAS No. 133, included one foreign currency swap and warrants on equity securities. In addition, certain convertible bonds held by the Society are characterized as hybrid instruments containing embedded derivatives (i.e., equity conversion options). The fair value of all such instruments of $91 at December 31, 2001, was determined using quoted market prices, where available, and internal valuation models. Changes in fair value are reported currently in net realized investment gains (losses).

  Investment Income and Realized Gains and Losses

  For the year ended December 31, investment income summarized by type of investment was as follows:

                                                                                          2001          2000          1999

     Fixed income securities                                                           $    489      $     483     $     466
     Equity securities                                                                       16             23            20
     Mortgage loans                                                                         181            173           167
     Real estate                                                                             24             20            17
     Loans to contractholders                                                                50             48            47
     Short-term investments                                                                  54             75            54
     Other invested assets                                                                   19             21            18
                                                                                       --------        --------     --------

       Gross investment income                                                              833            843           789

     Investment expenses                                                                    (50)           (44)          (41)
                                                                                       --------        --------     --------

     Net investment income                                                             $    783      $     799     $     748
                                                                                       ========        ========     ========

     For the year ended December 31, gross realized investment gains and losses on sales of all types of investments are as follows:

                                                                                          2001           2000          1999
     Fixed income securities:
       Realized gains                                                                  $    114     $       60    $       87
       Realized losses                                                                     (131)           (98)          (99)

     Equity securities:
       Realized gains                                                                        33             87           115
       Realized losses                                                                      (32)           (38)          (22)

     Other investments:
       Realized gains                                                                         8              6             6
       Realized losses                                                                       -              (1)            -
                                                                                       --------        --------     --------

           Total net realized investment (losses) gains                               $      (8)    $       16    $       87
                                                                                       ========        ========     ========
  Deferred Policy Acquisition Costs

  The balances of and changes in deferred policy acquisition costs as and for the years ended December 31 are as follows:

                                                                                          2001           2000          1999

     Balance, beginning of year                                                         $ 1,181       $  1,159     $     921
     Capitalization of acquisition costs                                                    121            146           130
     Amortization                                                                           (98)           (48)          (66)
     Change in unrealized investment gains                                                  (25)           (76)          174
                                                                                       --------        --------     --------

     Balance, end of year                                                               $ 1,179       $  1,181      $  1,159
                                                                                       --------        --------     --------
  Separate Account Business

  Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Society into the LB Variable Insurance Account I, the LB Variable Annuity Account I, the LBVIP Variable Insurance Account, the LBVIP Variable Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts). The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has 14 subaccounts, each of which invests only in a corresponding portfolio of LB Series Fund, Inc. (the Fund). The Fund is an open-end management investment company registered under the Investment Company Act of 1940. The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value of the Fund. The Society serves as the investment adviser of the Fund and is compensated through a daily investment advisory fee based on the average daily net assets of each portfolio. For the years ended December 31, 2001, 2000 and 1999, advisory fee income of $32, $37 and $29, respectively, is included in the Consolidated Statement of Operations.

  The Society records premium payments from contractholders as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business. The excess of separate account assets over separate account liabilities at December 31, 2001 represents the Society's investment of $50 to the Fund made in November 2001 upon introducing seven new variable annuity subaccounts.

  A fixed account is also included as an investment option for variable annuity contract owners. Net premiums allocated to the fixed account are invested in the assets of the Society.

  The Society assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The charges to the separate accounts, shown below for the years ended December 31, are based on the average daily net assets at specified annual rates:

                                                                                          2001          2000           1999
                                                                             Rate        Charges      Charges         Charges

     LB Variable Insurance Account I                                         0.6%      $      1       $      1      $      1
     LB Variable Annuity Account I                                           1.1%            41             44            34
     LBVIP Variable Insurance Account                                        0.6%             1              2             1
     LBVIP Variable Insurance Account II                                     2.3%            -              -              -
     LBVIP Variable Annuity Account I                                        1.1%            43             53            46
                                                                                       --------        --------     --------

                                                                                      $      86        $   100       $    82
                                                                                       ========        ========     ========

     Income from these charges is included in the Consolidated Statement of Operations.

     In addition, the Society deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. For the years ended December 31, amounts are as follows:

                                                                                           2001           2000          1999

     LB Variable Insurance Account I                                                    $    15        $    12       $    10
     LB Variable Annuity Account I                                                            3              3             3
     LBVIP Variable Insurance Account                                                        12             11            11
     LBVIP Variable Insurance Account II                                                     -              -              -
     LBVIP Variable Annuity Account I                                                         1              1             1
                                                                                       --------        --------     --------

                                                                                        $    31        $    27       $    25
                                                                                       --------        --------     --------
  Employee Benefit Plans

  Pension Plans
  Defined Benefit

  Lutheran Brotherhood has noncontributory defined benefit plans which cover substantially all employees. The Society's policy is to fund all defined benefit pension costs using the aggregate level value method. In comparison to other acceptable methods, the annual contributions under the aggregate level method are generally higher in the earlier years and decrease over time.

  Components of net pension cost for the years ended December 31 were as follows:

                                                                                           2001           2000          1999

     Service cost - benefits earned during the year                                     $     6        $     5        $    5
     Interest cost on projected benefit obligations                                          10              9             8
     Expected return on assets                                                              (12)            (8)           (8)
                                                                                       --------        --------     --------

     Net pension cost                                                                   $     4        $     6        $    5
                                                                                       ========        ========     ========

     The following rates were used in computing the pension cost for each of the three years in the period ended December 31:

                                                                                            2001           2000          1999

     Discount rates used to determine expense                                             7.00%           7.00%         7.00%
     Assumed rates of compensation increases                                              5.00%           5.00%         5.00%
     Expected long-term rates of return                                                   8.50%           7.00%         7.00%

     The following tables summarize the reconciliation of funded status as of December 31 of the pension plan, including the change in benefit obligation and the change in plan assets:

                                                                                                          2001          2000
     Change in benefit obligation
     ----------------------------

     Projected benefit obligation at beginning of year                                                   $ 140         $ 124

     Service cost                                                                                            6             5
     Interest cost                                                                                          10             9
     Plan amendment                                                                                          1             -
     Transfers from defined contribution                                                                     3             -
     Actuarial loss                                                                                          7             7
     Benefits paid                                                                                          (6)           (5)
                                                                                                       --------     --------

     Projected benefit obligation at end of year                                                         $ 161         $ 140
                                                                                                       ========     ========

     Change in plan assets
     ---------------------

     Fair value of plan assets at beginning of year                                                      $ 139         $ 124

     Actual return on plan assets                                                                           12            15
     Employer contribution                                                                                   3             5
     Transfers from defined contribution                                                                     3             -
     Benefits paid                                                                                          (6)           (5)
                                                                                                       --------     --------

     Fair value of plan assets at end of year                                                            $ 151         $ 139

                                                                                                          2001          2000
     Funded status
     -------------

     Funded status                                                                                       $ (10)       $   (1)
     Unrecognized prior service cost                                                                         1             -
     Unrecognized actuarial loss (gain)                                                                      3            (4)
     Unrecognized transition amount                                                                          1             1
                                                                                                       --------     --------

     Accrued benefit cost                                                                                $  (5)       $   (4)
                                                                                                       ========     ========

     Plan assets are held on deposit with the Society and invested primarily in corporate bonds and mortgage loans. Plan contributions are accumulated in a deposit administration fund, which is a part of the general assets of the Society. The accrued retirement liability at December 31, 2001 of $156 is included in contract reserves and other liabilities.

     The following rates were used in computation of the funded status for the plan at December 31:

                                                                                                           2001         2000

     Discount rates used for obligations                                                                  7.00%        7.00%
     Assumed rates of compensation increases                                                              5.00%        5.00%

  Defined Contribution

  The Society has noncontributory defined contribution retirement plans which cover substantially all employees and field representatives and a noncontributory non-qualified deferred compensation plan which covers substantially all of its general agents. As of January 1, 2001, approximately $139 of the defined contribution retirement plans' assets were held by the Society and the remaining $151 were held in a separate trust. The accrued retirement liability at December 31, 2001 of $152 is included in contract reserves. Expenses related to the retirement plan for the years ended December 31, 2001, 2000 and 1999 were $9, $11 and $12, respectively. Accumulated vested deferred compensation benefits at December 31, 2001 and 2000 total $71 and $66, respectively, and are included in other liabilities.

  The Society has established contributory 401(k) defined contribution plans which cover substantially all employees and field representatives. Participants are immediately vested in their contributions plus investment earnings thereon.

  Postretirement Benefits Other Than Pensions
  The Society has a postretirement medical benefit plan which provides for a minor subsidy of certain medical benefits for eligible early retirees until age 65. The Society's obligation for post-retirement medical benefits under the plan is not significant.

  Reinsurance

  In the normal course of business, the Society seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding business to other insurance enterprises or reinsurers under reinsurance contracts. As of December 31, 2001, total life insurance inforce approximated $52 billion, of which approximately $1 billion had been ceded to various reinsurers. The Society retains a maximum of $2 of coverage per individual life. Premiums ceded to other companies of $7 are reported as a reduction in premium income and benefits were reduced by $4 for reinsurance recoverable for the year ended December 31, 2001.

  Reinsurance contracts do not relieve the Society from its obligations to contractholders. Failure of reinsurers to honor their obligations could result in losses to the Society; consequently, allowances are established for amounts deemed uncollectible. The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 2001.

  Commitments and Contingencies

  Financial Commitments
  The Society has commitments to extend credit for mortgage loans and other lines of credit of $84 and $104 at December 31, 2001 and 2000, respectively. Commitments to purchase other invested assets were $132 and $117 at December 31, 2001 and 2000, respectively.

  Disclosures About Fair Value of Financial Instruments

  The following methods and assumptions were used in estimating fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

  Fixed Income Securities: Fair values for fixed income securities are based on quoted market prices, where available. For fixed income securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

  Equity Securities: Fair values for equity securities are based on quoted market prices, where available. For equity securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

  Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

  Loans to Contractholders: The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

  Cash and Cash Equivalents, Short-Term Investments: The carrying amounts for these assets approximate the assets' fair values.

  Separate Account Assets and Liabilities: The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

  Other Financial Instruments Recorded as Assets: The carrying amounts for these financial instruments (primarily loans receivable and other investments), approximate those assets' fair values.

  Investment Contract Liabilities: The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

  For supplementary contracts and immediate annuities without life contingencies, the carrying amounts approximate those liabilities' fair value.

  The carrying amounts reported for other investment contracts, which include participating pension contracts and retirement plan deposits, approximate those liabilities' fair value.

  Other Deposit Liabilities: The carrying amounts for dividend accumulations and premium deposit funds approximate the liabilities' fair value.

  Other Financial Instruments Recorded as Liabilities: The carrying amounts for these financial instruments (primarily deposits and advances payable) approximate those liabilities' fair values.

  The carrying amounts and estimated fair values of the Society's financial instruments at December 31 are as follows:

                                                                                  2001                          2000
                                                                        ----------------------         --------------------
                                                                      Carrying           Fair         Carrying        Fair
                                                                       Amount           Value          Amount         Value
     Financial instruments recorded as assets
       Fixed income securities                                        $  7,924         $  7,924       $  7,374      $  7,374
       Equity securities                                                   668              668            722           722
       Mortgage loans:
           Residential and commercial                                    1,858            2,021          1,865         2,007
           Loans to Lutheran churches                                      395              418            371           376
       Loans to contractholders                                            766              766            748           748
       Cash and cash equivalents                                           953              953            749           749
       Short-term investments                                              325              325            290           290
       Separate account assets                                           7,645            7,645          8,842         8,842
       Other financial instruments recorded as assets                       97               97             85            85

     Financial instruments recorded as liabilities
       Investment contracts:
           Deferred annuities                                          $ 2,457         $  2,420       $  2,465       $ 2,427
           Supplementary contracts and immediate annuities                 485              485            433           433
       Other deposit liabilities:
           Dividend accumulations                                           36               36             35            35
           Premium deposit funds                                             1                1              1             1
       Separate account liabilities                                      7,594            7,594          8,842         8,842
       Other financial instruments recorded as liabilities                  91               91             79            79
  Statutory Financial Information

  Accounting practices used to prepare statutory financial statements for regulatory filing of fraternal life insurance companies differ from accounting principles generally accepted in the United States of America (GAAP). Statutory financial statements are prepared in accordance with the NAIC Accounting Practices and Procedures manual -Version effective January 1, 2001. The following reconciles the Society's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota with net income (loss) and members' equity on a GAAP basis.

                                                                                                                Year Ended
                                                                                                             December 31,
                                                                                                           -----------------
                                                                                                          2001          2000

     Net change in statutory surplus                                                                  $    (94)     $    (59)
     Change in asset valuation reserves                                                                    (31)          (45)
                                                                                                       --------     --------

       Net change in statutory surplus and asset valuation reserves                                       (125)         (104)

     Adjustments:
       Future contract benefits and contractholders' account balances                                       75            56
       Deferred acquisition costs                                                                           23            98
       Investment gains                                                                                     35            33
       Other, net                                                                                          (12)           45
                                                                                                       --------     --------

     Consolidated net income (loss)                                                                  $      (4)     $    128
                                                                                                       ========     ========

     Statutory surplus                                                                                 $ 1,124       $ 1,218
     Asset valuation reserves                                                                              217           248
                                                                                                       --------     --------

       Statutory surplus and asset valuation reserves                                                    1,341         1,466

     Adjustments:
       Future contract benefits and contractholders' account balances                                     (327)         (388)
       Deferred acquisition costs                                                                        1,179         1,181
       Interest maintenance reserves                                                                        53            78
       Valuation of investments                                                                             97           (43)
       Dividend liability                                                                                  111           117
       Other, net                                                                                           28            41
                                                                                                       --------     --------

     Consolidated members' equity                                                                      $ 2,482       $ 2,452
                                                                                                       ========     ========
  Supplementary Financial Data

  Following is a condensed synopsis of statutory financial information of the Society (excluding affiliated subsidiaries) at December 31, 2001 and 2000. This information is included to satisfy certain state reporting requirements for fraternals.

                                                                                                             December 31,
                                                                                                         -----------------
                                                                                                         2001          2000

     Invested and other admitted assets                                                               $ 12,958      $ 12,260
     Assets held in separate accounts                                                                    3,863         4,165
                                                                                                      --------      --------

       Total assets                                                                                   $ 16,821      $ 16,425
                                                                                                      ========      ========

     Contract reserves                                                                                $ 10,499     $   9,903
     Liabilities related to separate accounts                                                            3,721         4,031
     Other liabilities and asset reserves                                                                1,477         1,273
                                                                                                      --------      --------

       Total liabilities and asset reserves                                                             15,697        15,207
                                                                                                      --------      --------

     Unassigned surplus                                                                                  1,124         1,218
                                                                                                      --------      --------

       Total liabilities, asset reserves and surplus                                                  $ 16,821      $ 16,425
                                                                                                      ========      ========

     (Loss) savings from operations before net realized capital gains                               $      (61)   $       32
     Net realized capital gains (losses)                                                                   (19)           44
                                                                                                      --------      --------

       Net (loss) savings from operations                                                                  (80)           76

     Total other changes                                                                                   (14)         (135)
                                                                                                      --------      --------

     Net change in unassigned surplus                                                               $      (94)   $      (59)
                                                                                                      --------      --------
  Legal Matters

  The Society is involved in various pending or threatened legal proceedings arising out of the normal course of business. Also, the Society has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by the Society, which appear to be similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. The Society believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of the Society.

  Subsequent Event

  On January 1, 2002, the Society merged with and into AAL, a Wisconsin-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001. The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements of AAL will include the Society's financial information as if the Society had always been part of AAL.

  The following unaudited pro forma combined financial data is presented for informational purposes only. It is not necessarily indicative of the results of operations or of the financial position that would have occurred had the merger been completed during the periods or as of the date for which the pro forma data is presented. It is also not necessarily indicative of the combined company's future results of operations or financial position.

  Unaudited pro forma combined statements of income data (in millions):

                                                                                                             Year Ended
                                                                                                            December 31,
                                                                                                           -----------------
                                                                                                          2001          2000

     Revenue                                                                                         $   4,150     $   4,144
     Net income                                                                                            135           356

     Unaudited pro forma combined balance sheet data (in millions):
                                                                                                            Year Ended
                                                                                                           December 31,
                                                                                                          -----------------
                                                                                                         2001          2000

     Total assets                                                                                    $  45,897      $ 44,835
     Total certificateholders' surplus                                                                   5,347         5,076

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

  Financial Statements:

  AAL Variable Annuity Account I
  The following audited financial statements are included in Part B of this Registration Statement. The financial statements are:

    Report of Independent Auditors
    Statement of Assets and Liabilities as of December 31, 2001
    Statement of Operations for the year ended December 31, 2001
    Statement of Changes in Net Assets for the year ended December 31, 2001, and 2000
    Notes to Financial Statements dated December 31, 2001

  Aid Association for Lutherans/Lutheran Brotherhood("AAL/LB") ("Depositor")
  The following audited Supplemental Consolidated Financial Statements of AAL/LB as of December 31, 2001 are included in Part B:

    Report of Independent Auditors
    Supplemental Consolidated Balance Sheet
    Supplemental Consolidated Statement of Income
    Supplemental Consolidated Statement of Changes in Member's Equity
    Supplemental Consolidated Statement of Cash Flows
    Supplemental Consolidated Financial Statements

  Aid Association for Lutherans
  The following audited financial statements of Aid Association for Lutherans as of December 31, 2001, December 31, 2000, and December 31, 1999, are included in Part B:

    Report of Independent Auditors
    Consolidated Balance Sheets
    Consolidated Statements of Income
    Consolidated Statements of Changes in Certificate Holders' Surplus
    Consolidated Statements of Cash Flow
    Notes to Financial Statements

  Lutheran Brotherhood
  The following audited financial statements of Lutheran Brotherhood as of December 31, 2001, December 31, 2000, and December 31, 1999, are included in Part B:

    Report of Independent Accountants
    Consolidated Balance Sheet
    Consolidated Statement of Operations
    Consolidated Statement of Member's Equity
    Consolidated Statement of Cash Flows
    Notes to Consolidated Financial Statements

  Exhibits:

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from Registrant's prior Registration Statement, as amended.

Exhibit        Name of Exhibit                                          Incorporated by Reference/1/      Filed
Number                                                                                                    Herewith

1              Resolution of the Board of Directors of the Depositor    Post-Effective Amendment #3
               authorizing the establishment of AAL Variable Annuity    dated April 18, 1997
               Account I
2              Not applicable
3              Amended and Restated  Principal Underwriting Agreement   Post-Effective Amendment #8
               dated January 1, 2000                                    dated April 20, 2000
4(a)           Variable Annuity Certificate (Adult) specification                                               X
               pages
4(b)           Variable Annuity Certificate (Juvenile) specification                                            X
               pages
4(c)           Variable Annuity Certificate Amendment                                                           X
4(d)           Administrative Change Forms including:
               o  Variable Products Allocation                                                                  X
                  Change/Remittance Request
               o  Telephone Transaction Authorization
               o  Subaccount Transfer Selection
               o  Asset Rebalancing
               o  Dollar Cost Averaging
5              Variable Annuity Application                                                                     X
6(a)           Articles of Incorporation and Bylaws of Depositor        Post-Effective Amendment #8
                                                                        dated April 20, 2000
6(b)           Bylaws of Depositor                                                                              X
7              Not applicable
8(a)           Second Amended and Restated Participation Agreement                                              X
               between AAL, the Accounts and the Fund as of January
               1, 2002
8(b)           Second Amended and Restated Participation Agreement                                              X
               between AAL, the Accounts, the AAL Savings Plan, and
               the Fund as of January 1, 2002
8(c)           Form of Broker/Dealer Supervisory and Service Agent                                              X
               Agmt (cross-selling agreement)
9              Opinion of Counsel as to the legality of the                                                     X
               securities being registered (including written consent)
10(a)          Consent of Independent Auditors - Ernst & Young LLP                                              X
10(b)          Consent of Independent Accountants -                                                             X
               PriceWaterhouseCoopers LLC
11             Financial Statement Omitted from Item 23                 N/A
12             Initial Capital                                          N/A
13             Schedules for computation of each performance            Post-Effective Amendment #2
               quotation provided in the Registration Statement in      dated April 29, 1996
               response to Item 21 thereof
15             Power of Attorney                                                                                X

------------------------
/1/ Documents incorporated by reference are incorporated from the identified previously filed amendments to this Registration Statement.

Item 25. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:

Name and Principal                            Positions and Offices
Business Address                              with Depositor
----------------                              --------------

John O. Gilbert                               Chairman of the Board

Bruce J. Nicholson                            Director, President & CEO

Richard E. Beumer
Vice Chairman
Jacobs Engineering Group, Inc.
13723 Riverport Drive
Maryland Heights, MO  63043                   Director

Dr. Addie J. Butler                           Director
Community College of Philadelphia
Philadelphia, PA 19130

Elizabeth A. Duda
2450 Mikler Road
Oviedo, FL 32765                              Director

Gary J. Greenfield
President
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, WI 53226                           Director

Robert H. Hoffman
Vice President, Communication Division
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 3728                                 Director
North Mankato, MN 56002-3728

James M. Hushagen
Eisenhower & Carlson, PLLC                    Director
Edgewood, WA  98371

Richard C. Kessler
7380 Sand Lake Road, Suite 1200               Director
Orlando, FL 32819

Richard C. Lundell
7341 Dogwood                                  Director
Excelsior, MN  55331

John P. McDaniel
MedStar Health                                Director
5565 Sterrett Place
Columbia, MD  21044

Paul W. Middeke
55 Forest Valley Court                        Director
St. Charles, MO  63301

Robert B. Peregrine
President
Peregrine & Roth, S.C.
633 West Wisconsin Avenue
Milwaukee, WI 53203-1960                      Director

Paul D. Schrage
Formerly Sr. Exec. Vice President &
Chief Marketing Officer
McDonald's Corporation
42237 N. 112th Place
Scottsdale, AZ  85262                         Director

Dr. Kurt M. Senske
Lutheran Social Services                      Director
408 West 45 Street
Austin, TX  78746

Dr. Albert Siu
AT&T                                          Director
Room 31A19
55 Corporate Drive
Bridgewater, NJ  08807

Roger G. Wheeler
Formerly President                            Director
Wheel-Air Charter, Inc.
6109 West 104th Street
Bloomington, MN 55438

Rev. Thomas R. Zehnder
Pastor                                        Director
King of Glory Lutheran Church
4897 Longhill Road
Williamsburg, VA  23188

Walter S. Rugland                             Senior Vice President
4321 North Ballard Road
Appleton, WI  54919

Woodrow E. Eno, Esq.
                                              Senior Vice President,
                                              Secretary and General Counsel

Fred Ohlde
4321 North Ballard Road
Appleton, WI  54919                           Senior Vice President

Jon M. Stellmacher
4321 North Ballard Road                       Executive Vice President
Appleton, WI  54919

James H. Abitz                                Senior Vice President and
                                              Chief Investment Officer

Robert G. Same
222 W. College Avenue                         Vice President, Chief Compliance Officer and
Appleton, WI  54919                           Deputy General Counsel

Jennifer Martin                               Senior Vice President

Lawrence Stranghoener                         Executive Vice President & Chief Financial Officer

James Thompsen                                Senior Vice President

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depisitor, established by the Board of Directors of the Depositor (then AAL) in 1995, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. On January 1, 2002, AAL ( the original Depositor) and Lutheran Brotherhood ("LB") merged creating the largest fraternal benefit society in the United States. The merged organization continues to provide high quality insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of its members. The merged organization operates under the Articles of Incorporation and Bylaws of AAL. Pending approval of a new name by the combined membership, the merged organization will operate as Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). AAL/LB continues to operate under the laws of the State of Wisconsin and controls the following wholly-owned direct and indirect subsidiaries: (a) AAL Holdings, Inc., a Delaware corporation that is a holding company that has no independent operations; (b) AAL Capital Management Corporation (AAL CMC), a Delaware corporation that is a registered adviser and broker-dealer; (c) North Meadows Investment Ltd., a Wisconsin corporation organized for the purpose of holding and investing in real estate; (d) AAL Bank & Trust, FSB, a federally chartered bank; (e) AAL Service Organization, Inc., a Wisconsin corporation that owns bank account withdrawal authorizations; (f) Lutheran Brotherhood Variable Products Insurance Company, a Minnesota corporation stock life insurance company that markets variable products; (g) Lutheran Brotherhood Property & Casualty Insurance Agency, Inc., a Minnesota corporation that markets auto and homeowners insurance products, and (h) Lutheran Brotherhood Research Corp., a Minnesota corporation, registered investment adviser to the Lutheran Brotherhood Family of Funds. Financial statements of AAL/LB will be filed on a consolidated basis with regard to each of the foregoing entities except Lutheran Brotherhood Property & Casualty Insurance Agency, Inc.

                                                                ---------------------------------
Parent Company                                                  AAL
                                                                (Wisconsin corp.)

                                                                ---------------------------------
Holding Company                                                 AAL Holdings, Inc.
                                                                (Delaware corp.)

                              --------------------------------- --------------------------------- ----------------------------
Wholly-owned                  AAL Capital Management            AAL Bank & Trust, FSB             North Meadows Investment
subsidiaries of               Corporation                       (Federal charter)                 Ltd.
AAL Holdings, Inc.            (Delaware corp.)                                                    (Wisconsin corp.)

                              --------------------------------- ---------------------------------
                                                                                                  ----------------------------
                              AAL Service Organization, Inc.    Lutheran Brotherhood Variable     Lutheran Brotherhood
                              (Wisconsin corp.)                 Products Insurance Company        Property & Casualty
                                                                (Minnesota corp.)                 Insurance Agency, Inc.
                                                                                                  (Minnesota corp.)

                                                                                                  ----------------------------
                              --------------------------------- ---------------------------------
                                                                Lutheran Brotherhood Research
                                                                Corp. (Minnesota corp.)
                                                                ---------------------------------

                              ------------------------------------------------------------------------------------------------
Wholly-owned subsidiary of                                 Lutheran Brotherhood Securities Corp.
Lutheran Brotherhood                                               (Pennsylvania corp.)
Research Corp.
                              ------------------------------------------------------------------------------------------------

Item 27. Number of Certificate Owners

As of March 31, 2002, there were approximately 45,493 qualified and 33,752 non-qualified certificate owners.

Item 28. Indemnification

Section 33 of Depositor's Bylaws, filed as an Exhibit to this Registration Statement, Section E, subsection (viii) of Article Seventh of the Fund's Articles of Incorporation and Article X of the Fund's Bylaws, and Section Eight of AAL CMC's Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and AAL CMC of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or AAL CMC, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between the Fund and AAL CMC contains a provision in which the Fund and AAL CMC mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Sections 14 of the Transfer Agency Agreement between the Fund and AAL provide that each party shall indemnify the other for certain liability. Section 14 states that AAL shall act in good faith and use best efforts within reasonable limits to ensure the accuracy of the services performed for the Fund, but assumes no responsibility for loss or damage due to errors. However, AAL will hold the Fund harmless from all loss, cost damage and expense, including reasonable attorney's fees, incurred by the Fund as a result of AAL's gross negligence, bad faith, or willful misfeasance or by reason of its reckless disregard of its obligations and duties under the Agreement, or that of its officers, agents and employees. The Fund shall indemnify and hold AAL harmless for all loss, cost damage and expense resulting from the performance of its duties, unless due to the gross negligence, bad faith, willful misfeasance or reckless disregard of its obligations on the part of AAL, its officers, employees and agents.

Section 8 of the Participation Agreement between AAL, the Accounts and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between AAL, the AAL Savings Plan, AAL CMC and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Principal Underwriting and Servicing Agreement between AAL and AAL CMC contains a provision in which AAL and AAL CMC mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or AAL CMC of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or AAL CMC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

  AAL CMC, the principal underwriter of the Certificates, is also the distributor of the shares of The AAL Mutual Funds, a Massachusetts Business Trust offering a series of individual funds. The AAL Mutual Funds is an open-end management investment company.

  The directors and principal officers of AAL CMC are set out below. Unless otherwise indicated, the principal business address of each person named below is 4321 North Ballard Road Appleton, WI 54919.

Name and Principal                          Positions and Offices
Business Address                            with Underwriter
----------------                            ----------------
Woodrow E. Eno                              Chairman of the Board
625 Fourth Avenue South
Minneapolis, MN  55415

James H. Abitz                              Director, Senior Vice President and
625 Fourth Avenue South                     Chief Investment Officer
Minneapolis, MN  55415

Robert G. Same
222 West College Avenue
Appleton, WI  54911                         Director and President

James H. Krueger                            Director and Vice President

Jon M. Stellmacher                          Director and Vice President

Carl J. Rudolph                             Director

Bryan K. Stoltenberg                        Director and Vice President

Jeffrey L. Verhagen                         Vice President

Steven R. Wendt                             Vice President and Chief Financial Officer

Jeffery R. Kargus                           Treasurer

Thomas R. Mischka                           Vice President

Lori Richardson
222 West College Avenue
Appleton, WI  54911                         Vice President

Michael Mevis                               Vice President

Marnie Loomans-Thuecks
4321 North Ballard Road
Appleton, WI  54919                         Vice President

Brian Picard                                Vice President and Chief Compliance Officer

John Bock                                   Vice President

Charles D. Gariboldi                        Vice President

Charles A. Friedman                         Vice President

David A. Christopher                        Vice President

Reginald Pfeifer                            Vice President

David Francis                               Vice President

Brett L. Agnew                              Assistant Secretary
  Not Applicable.

Item 30. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415, 4321 North Ballard Road, Appleton, Wisconsin, 54919, and 222 West College Avenue, Appleton, Wisconsin, 54911.

Item 31. Services

Not Applicable.

Item 32. Undertakings

  Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the certificates may be accepted.

  Registrant undertakes to include either: (1) as part of any application to purchase a certificate offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

  Registrant undertakes to deliver any Statement of Additional Information or financial statements required to be made available under this Form promptly, upon either written or oral request.

  The Depository insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

Withdrawal Restrictions for 403(b) Plans

The Tax Reform Act of 1986 added to the Internal Revenue Code a new Section 403(b)(11), which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship).

AAL relies on a No-Action Letter issued by the Securities and Exchange Commission staff on November 28, 1988, to the American Council of Life Insurance stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Investment Company Act of 1940 if, in effect, AAL permits restrictions on cash distributions from elective contributions to the extent necessary to comply with Section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

  Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the Prospectus, used in connection with the offer of the Certificate;

  Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Certificate;

  Instruct AAL Representatives who solicit participants to purchase the Certificate specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants; and

  Obtain from each plan participant who purchases a Section 403(b) annuity Certificate, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) the investment alternatives available under the employer's Section 403(b) arrangement, to which the participant may elect to transfer his Certificate Value.

AAL has complied, and is complying, with the provisions of paragraphs (1) - (4) above.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf in the City of Appleton and State of Wisconsin on this 26th day of April 2002.

                                                     AAL VARIABLE ANNUITY ACCOUNT I
                                                     (Registrant)

                                              By:    Aid Association for Lutherans/Lutheran Brotherhood
                                                     (Depositor, on behalf of itself and Registrant)

/s/Bruce J. Nicholson                                President and Chief Executive Officer             April 26, 2002
---------------------------------------------        (Principal Executive Officer)
Bruce J. Nicholson

         As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

/s/ Bruce J. Nicholson                               President and Chief Executive Officer             April 26, 2002
---------------------------------------------        (Principal Executive Officer)
Bruce J. Nicholson

                                                     Executive Vice President and Chief Financial
/s/ Lawrence W. Stranghoener                         Officer                                           April 26, 2002
---------------------------------------------        (Principal Accounting Financial Officer)
Lawrence W. Stranghoener

All of the Board of Directors:

Richard E. Beumer                        James M. Hushagen                      Robert B. Peregrine
Dr. Addie J. Butler                      Richard C. Kessler                     Paul D. Schrage
Elizabeth A. Duda                        Richard C. Lundell                     Dr. Kurt M. Senske
John O. Gilbert                          John P. McDaniel                       Dr. Albert Siu
Gary J. Greenfield                       Paul W. Middeke                        Roger B. Wheeler
Robert H. Hoffman                                                               Rev. Thomas R. Zehnder

         Bruce J. Nicholson, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named Directors of Aid Association for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ Bruce J. Nicholson                                                                   April 26, 2002
-------------------------------------------
Bruce J. Nicholson
Attorney-in-Fact

AAL VARIABLE ANNUITY ACCOUNT I

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.

Exhibit
Number         Name of Exhibit
------         ---------------

4(a)           Variable Annuity Certificate (Adult) specification pages

4(b)           Variable Annuity Certificate (Juvenile) specification pages

4(c)           Variable Annuity Certificate Amendment

4(d)           Administrative Change Forms including:
               o  Variable Products Allocation Change/Remittance Request
               o  Telephone Transaction Authorization
               o  Subaccount Transfer Selection
               o  Asset Rebalancing
               o  Dollar Cost Averaging

5              Variable Annuity Application

6(b)           Bylaws of Depositor

8(a)           Second Amended and Restated Participation Agreement between AAL, the Accounts and the Fund as of January 1, 2002

8(b)           Second Amended and Restated Participation Agreement between AAL, the Accounts, the AAL
               Savings Plan, and the Fund as of January 1, 2002

8(c)           Form of Broker/Dealer Supervisory and Service Agent Agmt (cross-selling agreement)

9              Opinion of Counsel as to the legality of the securities being registered (including written consent)

10(a)          Consent of Independent Auditors - Ernst & Young LLP

10(b)          Consent of Independent Accountants - PriceWaterhouseCoopers LLC

15             Powers of Attorney